SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
                 Filed by the Registrant                      [X]

                 Filed by a Party other than the Registrant   [  ]

Check the appropriate box:

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
[  ]   Preliminary Proxy Statement



[  ]   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))



[X]    Definitive Proxy Statement



[  ]   Definitive Additional Materials



[  ]   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

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
      (Name of Registrant as Specified In Its Charter)    Fidelity Select Portfolios


            Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]    No fee required.



[  ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

            (1)   Title of each class of securities to which

                  transaction applies:



            (2)   Aggregate number of securities to which

                  transaction applies:



            (3)   Per unit price or other underlying value of transaction

                  computed pursuant to Exchange Act Rule 0-11:



            (4)   Proposed maximum aggregate value of transaction:



            (5)   Total Fee Paid:


[  ]   Fee paid previously with preliminary materials.



[  ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2)

       and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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      (1)   Amount Previously Paid:



      (2)   Form, Schedule or Registration Statement No.:



      (3)   Filing Party:



      (4)   Date Filed:


FIDELITY SELECT PORTFOLIOS(registered trademark)
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-8888
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To the Shareholders of FIDELITY SELECT PORTFOLIOS:
 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the
Meeting) of    all the funds of     Fidelity Select Portfolios (the
trust),    except for Medical Equipment and Systems Portfolio,
    will be held at the office of the trust, 82 Devonshire Street,
Boston, Massachusetts 02109 on May 13, 1998 at 10:00 a.m. The purpose of the Meeting is to consider and act upon the following proposals and to transact such other business as may properly come before the
Meeting or any adjournments thereof. Medical Equipment and Systems
Portfolio    had     no shareholders    as of     the record date for
the Meeting, and therefore, will not participate in the Meeting. As used herein, "equity funds" refers to all other funds of the trust except Money Market Portfolio (the "money market fund").
 1. To elect a Board of Trustees.
 2. To ratify the selection of Price Waterhouse LLP as independent accountants of the funds.
 3. To authorize the Trustees to adopt an amended and restated
Declaration of Trust.
 4. To approve an amended management contract for each of the equity funds (except Cyclical Industries Portfolio, Natural Resources
Portfolio, and Business Services and Outsourcing Portfolio).
 5. To approve an amended management contract for the money market fund.
 6. To approve a sub-advisory agreement with FMR U.K. for American
Gold Portfolio.
 7. To approve a sub-advisory agreement with FMR Far East for American
Gold Portfolio.
 8 (a)   .    To make the funds' current fundamental 80% investment
policies non-fundamental (Money Market Portfolio and each of the equity funds except American Gold Portfolio, Cyclical Industries
Portfolio, Natural Resources Portfolio, and Business Services and
Outsourcing Portfolio).
 8 (b)   .    To make the funds' current fundamental 50% "principally
engaged in" policies non-fundamental and to approve changes to the policies (each of the equity funds except American Gold Portfolio,
Cyclical Industries Portfolio, Natural Resources Portfolio, and
Business Services and Outsourcing Portfolio).
 9 (a)   .    To make American Gold Portfolio's current fundamental
80%investment policy non-fundamental and to approve changes to the policy.
 9 (b)   .    To make American Gold Portfolio's current fundamental
50% "principally engaged in" policy non-fundamental and to approve changes to the policy.
 10. To make the current fundamental 15% "principally engaged in"
policy for Brokerage and Investment Management Portfolio and Financial
Services Portfolio non-fundamental.
 11. To amend the fundamental investment limitations concerning diversification for Financial Services Portfolio, Home Finance
Portfolio, Regional Banks Portfolio, and Money Market Portfolio.
 The Board of Trustees has fixed the close of business on March 16,
1998 as the record date for the determination of the shareholders of each of the funds entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
ERIC D. ROITER, Secretary
March 16, 1998
YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.
SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY
SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO
INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN
IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF
MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE
ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER
HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
INSTRUCTIONS FOR EXECUTING PROXY CARD
 The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.
 1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.
 2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
 3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:
 REGISTRATION   VALID SIGNATURE

A. 1)   ABC Corp.                       John Smith, Treasurer

 2)     ABC Corp.                       John Smith, Treasurer

        c/o John Smith, Treasurer

B. 1)   ABC Corp. Profit Sharing Plan   Ann B. Collins, Trustee

 2)     ABC Trust                       Ann B. Collins, Trustee

 3)     Ann B. Collins, Trustee         Ann B. Collins, Trustee

        u/t/d 12/28/78

C. 1)   Anthony B. Craft, Cust.         Anthony B. Craft

        f/b/o Anthony B. Craft, Jr.

        UGMA


PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS OF FIDELITY SELECT PORTFOLIOS
TO BE HELD ON MAY 13, 1998
 This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of
Fidelity Select Portfolios (the trust) to be used at the Special
Meeting of Shareholders of the trust and at any adjournments thereof
(the Meeting), to be held on May 13, 1998 at 10:00 a.m. at 82
Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trust and Fidelity Management & Research
Company (FMR), the funds' investment adviser.
 The purpose of the Meeting is set forth in the accompanying Notice.
The solicitation is    being     made primarily by the mailing of this
Proxy Statement and the accompanying proxy card on or about March 16,
1998. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. In addition, Management Information
Services Corp. (MIS) and D.F. King & Co., Inc. may be paid on a per-call basis to solicit shareholders on behalf of the funds at an
anticipated cost of approximately $   2,000     (Air Transportation
Portfolio), $   5,000     (American Gold Portfolio), $   2,000
(Automotive Portfolio), $   9,000     (Biotechnology Portfolio),
$   5,000     (Brokerage and Investment Management Portfolio),
$   2,000     (Business Services and Outsourcing Portfolio),
$   2,000     (Chemicals Portfolio), $   9,000     (Computers
Portfolio), $   1,000     (Construction and Housing Portfolio),
$   1,000     (Consumer Industries Portfolio), $   1,000     (Cyclical
Industries Portfolio), $   2,000     (Defense and Aerospace
Portfolio), $   4,000     (Developing Communications Portfolio),
$   15,000     (Electronics Portfolio), $   3,000     (Energy
Portfolio), $   10,000     (Energy Service Portfolio), $   2,000
(Environmental Services Portfolio), $   5,000     (Financial Services
Portfolio), $   4,000     (Food and Agriculture Portfolio),
$   12,000     (Health Care Portfolio), $   10,000     (Home Finance
Portfolio), $   2,000     (Industrial Equipment Portfolio),
$   2,000     (Industrial Materials Portfolio), $   2,000
(Insurance Portfolio), $   3,000     (Leisure Portfolio),
$   3,000     (Medical Delivery Portfolio), $   2,000     (Multimedia
Portfolio), $   2,000     (Natural Gas Portfolio), $   1,000
(Natural Resources Portfolio), $   1,000     (Paper and Forest
Products Portfolio), $   5,000     (Precious Metals and Minerals
Portfolio), $   9,000     (Regional Banks Portfolio), $   2,000
(Retailing Portfolio), $   6,000     (Software and Computer Services
Portfolio), $   7,000     (Technology Portfolio), $   6,000
(Telecommunications Portfolio), $   2,000     (Transportation
Portfolio), $   3,000     (Utilities Growth Portfolio), and
$   6,000     (Money Market Portfolio), respectively. The expenses in
connection with preparing this Proxy Statement and its enclosures and of all solicitations will be paid by the funds, provided the expenses do not exceed each fund's expense cap of 2.50%. Expenses exceeding a fund's expense cap will be paid by FMR. The funds will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. The principal business address of Fidelity Distributors Corporation (FDC), the funds' principal underwriter and distribution agent, and Fidelity
Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management &
Research (Far East) Inc. (FMR Far East), subadvisers to the equity funds (except American Gold Portfolio), is 82 Devonshire Street,
Boston, Massachusetts 02109. The principal business address of
Fidelity Investments Money Management, Inc. (FIMM) (the successor to
FMR Texas Inc.), subadviser to the money market fund, is Contra Way,
Merrimack, New Hampshire 03054.
 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person.
 All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted
FOR the matters specified on the proxy card. Only proxies that are voted will be counted towards establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal.
Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.
 The funds may also arrange to have votes recorded by telephone. D.F.
King & Co., Inc. may be paid on a per call basis for vote-by-phone solicitations on behalf of the funds at an anticipated cost of
approximately $   2,000     (Air Transportation Portfolio),
$   3,000     (American Gold Portfolio), $   3,000     (Automotive
Portfolio), $   5,000     (Biotechnology Portfolio), $   3,000
(Brokerage and Investment Management Portfolio), $   2,000
(Business Services and Outsourcing Portfolio), $   1,000
(Chemicals Portfolio), $   6,000     (Computers Portfolio),
$   1,000     (Construction and Housing Portfolio), $   1,000
(Consumer Industries Portfolio), $   1,000     (Cyclical Industries
Portfolio), $   1,000     (Defense and Aerospace Portfolio),
$   2,000     (Developing Communications Portfolio), $   16,000
(Electronics Portfolio), $   2,000     (Energy Portfolio),
$   6,000     (Energy Service Portfolio), $   2,000     (Environmental
Services Portfolio), $   3,000     (Financial Services Portfolio),
$   2,000     (Food and Agriculture Portfolio), $   10,000     (Health
Care Portfolio), $   8,000     (Home Finance Portfolio), $   2,000
(Industrial Equipment Portfolio), $   1,000     (Industrial Materials
Portfolio), $   5,000     (Insurance Portfolio), $   1,000
(Leisure Portfolio), $   1,000     (Medical Delivery Portfolio),
$   3,000     (Multimedia Portfolio), $   4,000     (Natural Gas
Portfolio), $   1,000     (Natural Resources Portfolio), $   1,000
(Paper and Forest Products Portfolio), $   2,000     (Precious Metals
and Minerals Portfolio), $   7,000     (Regional Banks Portfolio),
$   5,000     (Retailing Portfolio), $   4,000     (Software and
Computer Services Portfolio), $   4,000     (Technology Portfolio),
$   4,000     (Telecommunications Portfolio), $   3,000
(Transportation Portfolio), $   2,000     (Utilities Growth
Portfolio), and $   4,000     (Money Market Portfolio), respectively.
The expenses in connection with telephone voting will be paid by the funds, provided the expenses do not exceed each fund's expense cap of
2.50%. Expenses exceeding a fund's expense cap will be paid by FMR. If the funds record votes by telephone, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.
 If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted
AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this
Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.
 The following tables summarize the proposals applicable to each fund.


Proposal #   Proposal Description                                                          Applicable Fund(s)


 1.          To elect as Trustees the 12 nominees presented in proposal 1.                 All


 2.          To ratify the selection of Price Waterhouse LLP as independent accountants    All

             of the funds.


 3.          To authorize the Trustees to adopt an amended and restated Declaration of     All

             Trust.


 4.          To approve an amended management contract for the fund that would reduce      All equity funds except Cyclical

             the management fee payable to FMR by the fund as FMR's assets under           Industries Portfolio, Natural

             management increase.                                                             R    esources Portfolio, and

                                                                                           Business Services and

                                                                                           Outsourcing Portfolio


 5.          To approve an amended management contract for the fund that would reduce      Money Market Portfolio

             the management fee payable to FMR by the fund as FMR's assets under management increase.


 6.          To approve a sub-advisory agreement with FMR U.K. to provide investment       American Gold Portfolio

             advice and research services or investment management services.


 7.          To approve a sub-advisory agreement with FMR Far East to provide              American Gold Portfolio

             investment advice and research services or investment management services.


 8(a).       To make the current fundamental 80% investment policy non-fundamental.           Money Market Portfolio and
a    ll
                                                                                           equity funds except American

                                                                                           Gold Portfolio, Cyclical

                                                                                           Industries Portfolio, Natural

                                                                                           Resources Portfolio, and

                                                                                           Business Services and

                                                                                           Outsourcing Portfolio


 8(b).       To make the current fundamental 50% "principally engaged in" policy           All equity funds except

             non-fundamental and to approve changes to the policy.                         American Gold Portfolio,

                                                                                           Cyclical Industries Portfolio,

                                                                                           Natural Resources Portfolio,

                                                                                           and Business Services and

                                                                                           Outsourcing Portfolio


 9(a).       To make the current fundamental 80% investment policy non-fundamental         American Gold Portfolio

             and to approve changes to the policy.


 9(b).       To make the current fundamental 50% "principally engaged in" policy           American Gold Portfolio

             non-fundamental and to approve changes to the policy.


 10.         To make the current fundamental 15% "principally engaged in" policy           Brokerage and Investment

             non-fundamental.                                                              Management Portfolio and

                                                                                           Financial Services Portfolio


 11.         To amend the fundamental investment limitations concerning diversification.   Financial Services Portfolio,

                                                                                           Home Finance Portfolio,

                                                                                           Regional Banks Portfolio, and

                                                                                           Money Market Portfolio



    Shares of each fund of the trust issued and outstanding as of January 31, 1998 are indicated in the following table:
   Air Transportation Portfolio 4,769,965.29
   American Gold Portfolio 15,156,551.46
   Automotive Portfolio 1,116,538.54
   Biotechnology Portfolio 17,139,354.35
   Brokerage and Investment Management Portfolio 15,421,676.25 Business Services and Outsourcing Portfolio* 0
   Chemicals Portfolio 1,453,971.08
   Computers Portfolio 16,894,397.70
   Construction and Housing Portfolio 1,163,787.78
   Consumer Industries Portfolio 2,649,782.35
   Cyclical Industries Portfolio 322,819.38
   Defense and Aerospace Portfolio 2,178,112.38
   Developing Communications Portfolio 11,933,647.54
   Electronics Portfolio 74,395,050.24
   Energy Portfolio 7,086,366.53
   Energy Service Portfolio 34,870,095.76
   Environmental Services Portfolio 1,783,887.96
   Financial Services Portfolio 5,622,147.00
   Food and Agriculture Portfolio 5,583,096.30
   Health Care Portfolio 17,890,073.23
   Home Finance Portfolio 30,762,451.73
   Industrial Equipment Portfolio 1,860,575.21
   Industrial Materials Portfolio 908,359.12
   Insurance Portfolio 3,191,449.50
   Leisure Portfolio 3,977,619.86
   Medical Delivery Portfolio 5,381,985.32
   Medical Equipment and Systems Portfolio* 0
   Multimedia Portfolio 4,014,370.76
   Natural Gas Portfolio 4,762,543.30
   Natural Resources Portfolio 816,034.36
   Paper and Forest Products Portfolio 1,877,666.26
   Precious Metals and Minerals Portfolio 16,500,847.32
   Regional Banks Portfolio 31,215,976.71
   Retailing Portfolio 3,755,614.64
   Software and Computer Services Portfolio 10,775,015.16
   Technology Portfolio 11,979,433.29
   Telecommunications Portfolio 11,426,964.84
   Transportation Portfolio 2,162,988.29
   Utilities Growth Portfolio 8,010,420.80
   Money Market Portfolio 750,516,209.71
* Business Services and Outsourcing Portfolio commenced operations on
   February 4    , 1998. Medical Equipment and Systems Portfolio is
expected to commence operations later in 1998.
 As of January 31, 1998, the Trustees and officers of the trust owned,
in the aggregate, less than    1    % of each fund's outstanding
shares.
 To the knowledge of the trust, substantial (5% or more) record or beneficial ownership of each fund on January 31, 1998 was as follows:
   AIR TRANSPORTATION PORTFOLIO: National Financial Services Corporation, Boston, MA (27.63%); First Trust Corporation, Denver, Co (19.14%).
   AMERICAN GOLD PORTFOLIO: National Financial Services Corporation, Boston, MA (16.64%).
   AUTOMOTIVE PORTFOLIO: National Financial Services Corporation, Boston, MA (23.64%).
   BIOTECHNOLOGY PORTFOLIO: National Financial Services Corporation, Boston, MA (5.70%).
   BROKERAGE AND INVESTMENT MANAGEMENT PORTFOLIO: National Financial Services Corporation, Boston, MA (14.53%).
   CHEMICALS PORTFOLIO: National Financial Services Corporation, Boston, MA (22.51%).
   COMPUTER PORTFOLIO: National Financial Services Corporation, Boston, MA (12.72%).
   CYCLICAL INDUSTRIES PORTFOLIO: National Financial Services Corporation, Boston, MA (58.39%); FMR Capital, Boston, MA
(32.14%).
   CONSTRUCTION AND HOUSING PORTFOLIO: National Financial Services Corporation, Boston, MA (28.55%); First Trust Corporation, Denver, CO (12.23%).
   CONSUMER INDUSTRIES PORTFOLIO: National Financial Services Corporation, Boston, MA (37.98%).
   DEFENSE AND AEROSPACE PORTFOLIO: National Financial Services Corporation, Boston, MA (40.99%).
   DEVELOPING COMMUNICATIONS PORTFOLIO: National Financial Services Corporation, Boston, MA (27.20%).
   ENERGY PORTFOLIO: National Financial Services Corporation, Boston,
MA (19.68%).
   ENERGY SERVICE PORTFOLIO: National Financial Services Corporation, Boston, MA (10.03%).
   ENVIRONMENTAL SERVICES PORTFOLIO: National Financial Services Corporation, Boston, MA (21.84%).
   FINANCIAL SERVICES PORTFOLIO: National Financial Services Corporation, Boston, MA (21.73%).
   FOOD AND AGRICULTURE PORTFOLIO: National Financial Services Corporation, Boston, MA (22.15%).
   HEALTH CARE PORTFOLIO: National Financial Services Corporation, Boston, MA (9.61%).
   INDUSTRIAL EQUIPMENT PORTFOLIO: National Financial Services Corporation, Boston, MA (26.64%).
   INDUSTRIAL MATERIALS PORTFOLIO: National Financial Services Corporation, Boston, MA (23.81%); Charles Schwab & Co., Inc., San Francisco, CA (6.18%).
   INSURANCE PORTFOLIO: National Financial Services Corporation, Boston, MA (34.29%).
   LEISURE PORTFOLIO: National Financial Services Corporation, Boston, MA (30.51%).
   MEDICAL DELIVERY PORTFOLIO: National Financial Services Corporation, Boston, MA (24.69%).
   MULTIMEDIA PORTFOLIO: National Financial Services Corporation, Boston, MA (38.77%); First Trust Corporation, Denver, CO (5.83%).
   NATURAL GAS PORTFOLIO: National Financial Services Corporation, Boston, MA (27.29%).
   NATURAL RESOURCES PORTFOLIO: National Financial Services Corporation, Boston, MA (44.24%); FMR Capital, Boston, MA (12.68%); Fidelity Trust Company, Boston, MA (9.55%).
   PAPER AND FOREST PRODUCTS PORTFOLIO: National Financial Services Corporation, Boston, MA (66.80%).
   PRECIOUS METALS AND MINERALS PORTFOLIO: National Financial Services Corporation, Boston, MA (17.20%).
   RETAILING PORTFOLIO: National Financial Services Corporation, Boston, MA (26.61%); First Trust Corporation, Denver, CO (9.81%).
   SOFTWARE AND COMPUTER SERVICES PORTFOLIO: National Financial Services Corporation, Boston, MA (24.83%).
   TECHNOLOGY PORTFOLIO: National Financial Services Corporation, Boston, MA (22.89%).
   TELECOMMUNICATIONS PORTFOLIO: National Financial Services Corporation, Boston, MA (21.45%).
   TRANSPORTATION PORTFOLIO: National Financial Services Corporation, Boston, MA (37.53%).
   UTILITIES GROWTH PORTFOLIO: National Financial Services Corporation, Boston, MA (16.31%).
   FMR AND FMR CAPITAL HAVE ADVISED THE TRUST THAT FOR PROPOSALS 1, 2, AND 3 CONTAINED IN THIS PROXY STATEMENT, THEY WILL VOTE THEIR SHARES AT THE MEETING FOR EACH PROPOSAL. TO THE KNOWLEDGE OF THE TRUST, NO OTHER SHAREHOLDER OWNED OF RECORD OR BENEFICIALLY MORE THAN 5% OF THE FUNDS ON THAT DATE.
Shareholders of record at the close of business on March 16, 1998 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.
 FOR A FREE COPY OF THE FUNDS' ANNUAL REPORT FOR THE FISCAL YEAR ENDED FEBRUARY 28, 1997 AND THE SEMIANNUAL REPORT FOR THE FISCAL PERIOD ENDED AUGUST 31, 1997 CALL 1-800-544-8888 OR WRITE TO FIDELITY DISTRIBUTORS CORPORATION AT 82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109.
VOTE REQUIRED: A PLURALITY OF ALL VOTES CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSAL 1 AND A MAJORITY OF ALL VOTES OF THE APPROPRIATE FUND CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSAL
2. APPROVAL OF PROPOSAL 3 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE ENTIRE TRUST. APPROVAL OF PROPOSALS 4 THROUGH 11 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE APPROPRIATE FUNDS. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), THE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE VOTING SECURITIES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY OR
(B) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES. BROKER NON-VOTES ARE NOT CONSIDERED "PRESENT" FOR THIS PURPOSE.
 1. TO ELECT A BOARD OF TRUSTEES.
 The purpose of this proposal is to elect a Board of Trustees of the Trust. Pursuant to the provisions of the Declaration of Trust of Fidelity Select Portfolios, the Trustees have determined that the number of Trustees shall be fixed at twelve. It is intended that the enclosed proxy card will be voted for the election as Trustees of the twelve nominees listed below, unless such authority has been withheld in the proxy card.
 All nominees named below are currently Trustees of Fidelity Select Portfolios and have served in that capacity continuously since originally elected or appointed. Messrs. McCoy, Gates, and Pozen were selected by the trust's Nominating and Administration Committee (see page ) and were appointed to the Board in January 1997, March 1997, and August 1997, respectively. None of the nominees are related to one another. Those nominees indicated by an asterisk (*) are "interested persons" of the trust by virtue of, among other things, their affiliation with either the trust, the funds' investment adviser (FMR, or the Adviser), or the funds' distribution agent, FDC. The business address of each nominee who is an "interested person" is 82 Devonshire Street, Boston, Massachusetts 02109, and the business address of all other nominees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Except for Robert M. Gates, William O. McCoy, and Robert C. Pozen, each of the nominees is currently a
Trustee or General Partner, as the case may be, of    61
registered investment companies (trusts or partnerships) advised by
FMR. Mr. Gates    and     Mr. McCoy each    is     currently a Trustee
or General Partner, as the case may be, of    54     registered
investment companies (trusts or partnerships) advised by FMR.    Mr.
Pozen is currently a Trustee or General Partner, as the case may be, of 53 registered investment companies (trusts or partnerships) advised by FMR.
 In the election of Trustees, those twelve nominees receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected.



Nominee     Principal Occupation **                                                                          Year of
(Age)                                                                                                      Election or
                                                                                                            Appointment

Ralph F.
Cox         President of RABAR Enterprises (management consulting-engineering industry, 1994).               1991
 (65)       Prior to February 1994, he was President of Greenhill Petroleum Corporation
            (petroleum exploration and production). Until March 1990, Mr. Cox was President and
            Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of USA Waste Services, Inc. (non-hazardous waste,
            1993), CH2M Hill Companies (engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of
            Texas at Austin.

Phyllis
Burke
Davis       Prior to her retirement in September 1991, Mrs. Davis was the Senior Vice President of           1992
 (66)       Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth
            Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX
            Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards,
            Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the
            President's Advisory Council of The University of Vermont School of Business
            Administration.

Robert M.
Gates       Consultant, author, and lecturer (1993). Mr. Gates was Director of the Central Intelligence      1997
 (54)       Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the
            President of the United States and Deputy National Security Advisor. Mr. Gates is    a
               Director of     LucasVarity PLC (automotive components and diesel engines), Charles Stark
            Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and
            TRW Inc. (original equipment and replacement products).    Mr. Gates also is a Trustee of
              the Forum for International Policy and of the Endowment Association of the College of
              William and Mary. In addition, he is a member of the National Executive Board of the
              Boy Scouts of America.

*Edward C.
Johnson 3d  President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a Director          1968
 (67)       and Chairman of the Board and of the Executive Committee of FMR; Chairman and a
            Director of Fidelity Investments Money Management, Inc.    (1998)    , Fidelity Management
            & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.

E. Bradley
Jones       Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of           1990
 (70)       LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM,
            Inc. (manufacturer of chemical products), and he previously served as a Director of
            NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials
            Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc. (mining), and as a Trustee of First
            Union Real Estate Investments. In addition, he serves as a Trustee of the Cleveland
            Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee and member of the Executive
            Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.

Donald J.
Kirk        Executive-in-Residence (1995) at Columbia University Graduate School of Business and             1987
 (65)       a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at
            Columbia University Graduate School of Business. Prior to 1987, he was Chairman of
            the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re
            Corporation (reinsurance), and he previously served as a Director of Valuation
            Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as
            Chairman of the Board of Directors of the National Arts Stabilization Fund, Chairman of
            the Board of Trustees of the Greenwich Hospital Association, a Member of the Public
            Oversight Board of the American Institute of Certified Public Accountants' SEC Practice
            Section (1995), and as a Public Governor of the National Association of Securities
            Dealers, Inc. (1996).

*Peter S.
Lynch       Vice Chairman and Director of FMR   .     Prior to May 31, 1990, he was a Director of FMR        1990
 (55)       and Executive Vice President of FMR (a position he held until March 31, 1991); Vice
            President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing
            Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments
            Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College,
            Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the
            Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts
            of Boston.

William O.
McCoy       Vice President of Finance for the University of North Carolina (16-school system, 1995).         1997
 (64)       Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of
            BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises
            (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Weeks
            Corporation of Atlanta (real estate, 1994), Carolina Power and Light Company (electric utility, 1996) and the Kenan Transport Co. (1996). Previously, he was a Director of First
            American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill
            (1994) and for the Kenan-Flager Business School (University of North Carolina at Chapel
            Hill, 1988).

Gerald C.
McDonough   Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a              1989
 (69)       Director of York International Corp. (air conditioning and refrigeration), Commercial
            Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO,
            Inc. (liquid and gas filtration products, 1996), and Associated Estates Realty Corporation
            (a real estate investment trust, 1993). Mr. McDonough served as a Director of
            ACME-Cleveland Corp. (metal working, telecommunications, and electronic products)
            from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997).

Marvin L.
Mann        Chairman of the Board, President, and Chief Executive Officer of Lexmark International,          1993
 (65)       Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of
            International Business Machines Corporation ("IBM") and President and General
            Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A.
            Hanna Company (chemicals, 1993), Imation Corp. (imaging and information storage,
            1997), and Infomart (marketing services, 1991), a Trammell Crow Co. In addition, he serves as the Campaign Vice Chairman of the Tri-State United Way (1993) and is a
            member of the University of Alabama President's Cabinet.

*Robert C.
 Pozen      Senior Vice President, is President and a Director of FMR (1997); and President and a            1997
 (51)       Director of Fidelity Investments Money Management, Inc. (199   8    ), Fidelity Management
            & Research (U.K.) Inc. (1997), and Fidelity Management & Research (Far East) Inc.
            (1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and
            Senior Vice President of FMR Corp.

Thomas R.
Williams    President of The Wales Group, Inc. (management and financial advisory services). Prior to        1989
 (69)       retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia
            Corporation (bank holding company), and Chairman and Chief Executive Officer of The
            First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a of Director of ConAgra, Inc. (agricultural products), Georgia Power Company
            (electric utility), National Life Insurance Company of Vermont, American Software, Inc., and
            AppleSouth, Inc. (restaurants, 1992).


** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
 As of January 31, 1998   ,     the nominees and officers of the Trust
owned, in the aggregate, less than 1% of each fund's outstanding shares.
 If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.
 The trust's Board, which is currently composed of three interested and nine non-interested Trustees, met eleven times during the twelve months ended February 28, 1998. It is expected that the Trustees will meet at least ten times a year at regularly scheduled meetings.
 The trust's Audit Committee is composed entirely of Trustees who are not interested persons of the trust, FMR or its affiliates and normally meets four times a year, or as required, prior to meetings of the Board of Trustees. Currently, Messrs. Kirk (Chairman), Gates and McCoy, and Mrs. Davis are members of the Committee. The committee oversees and monitors the trust's internal control structure, its auditing function and its financial reporting process, including the resolution of material reporting issues. The committee recommends to the Board of Trustees the appointment of auditors for the trust. It reviews audit plans, fees and other material arrangements in respect of the engagement of auditors, including non-audit services to be performed. It reviews the qualifications of key personnel involved in the foregoing activities. The committee plays an oversight role in respect of the trust's investment compliance procedures and the code of ethics. During the twelve months ended February 28, 1998, the
committee held    four     meetings.
 The trust's Nominating and Administration Committee is currently composed of Messrs. McDonough (Chairman), Jones and Williams. The committee members confer periodically and hold meetings as required. The committee makes nominations for independent trustees, and for membership on committees. The committee periodically reviews procedures and policies of the Board of Trustees and committees. It acts as the administrative committee under the Retirement Plan for non-interested trustees who retired prior to December 30, 1996. It monitors the performance of legal counsel employed by the trust and the independent trustees. The committee in the first instance monitors compliance with, and acts as the administrator of the provisions of the code of ethics applicable to the independent trustees. During the
twelve months ended February 28, 1998, the committee held    no
meetings. The Nominating and Administration Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the committee in care of the Secretary of the Trust. The trust does not have a compensation committee; such matters are considered by the Nominating and Administration Committee.
 The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended February 28, 1998, or calendar year ended December 31, 1997, as applicable. COMPENSATION TABLE



AGGREGATE
COMPENSATION
FROM A FUND A
J. GARY RALPH     PHYLLIS   ROBERT    EDWARD   E.        DONALD    PETER  WILLIAM   GERALD C.  MARVIN    ROBERT   THOMAS
BURKHEA F.        BURKE     M.        C.       BRADLEY   J.        S.     O. MCCOY  MCDONOUG   L.        C. POZEN R.
D**,#   COX       DAVIS     GATES***  JOHNSON  JONES     KIRK      LYNCH  ****      H          MANN      **       WILLIAMS
                                      3D**                         **

AIR TRANSPORTATIONB+
$ 0     $ 21      $ 21      $ 22      $ 0      $ 21      $ 21      $ 0    $ 22      $ 27       $ 21      $ 0      $ 21

AMERICAN GOLDB+
$ 0     $ 128     $ 125     $ 131     $ 0      $ 127     $ 127     $ 0    $ 132     $ 158      $ 128     $ 0      $ 128

AUTOMOTIVEB+
$ 0     $ 29      $ 28      $ 29      $ 0      $ 29      $ 29      $ 0    $ 30      $ 36       $ 29      $ 0      $ 29

BIOTECHNOLOGYB+
$ 0     $ 244     $ 239     $ 249     $ 0      $ 242     $ 242     $ 0    $ 251     $ 303      $ 244     $ 0      $ 244

BROKERAGE AND
$ 0     $ 143     $ 141     $ 146     $ 0      $ 142     $ 142     $ 0    $ 147     $ 178      $ 143     $ 0      $ 143
INVESTMENT
MANAGEMENTB+

BUSINESS SERVICES AND
$ 0     $         $         $         $ 0      $         $         $ 0    $         $          $         $ 0      $
OUTSOURCINGB+

CHEMICALSB+
$ 0     $ 38      $ 37      $ 39      $ 0      $ 37      $ 37      $ 0    $ 39      $ 47       $ 38      $ 0      $ 38

COMPUTERSB+
$ 0     $ 273     $ 268     $ 278     $ 0      $ 271     $ 271     $ 0    $ 281     $ 339      $ 273     $ 0      $ 273

CONSTRUCTION AND
$ 0     $ 11      $ 11      $ 11      $ 0      $ 11      $ 11      $ 0    $ 11      $ 14       $ 11      $ 0      $ 11
HOUSINGB+

CONSUMER
$ 0     $ 7       $ 7       $ 7       $ 0      $ 7       $ 7       $ 0    $ 7       $ 9        $ 7       $ 0      $ 7
INDUSTRIESB+

CYCLICAL INDUSTRIESB+
$ 0     $ 1       $ 1       $ 1       $ 0      $ 1       $ 1       $ 0    $ 1       $ 2        $ 1       $ 0      $ 1

DEFENSE AND
$ 0     $ 27      $ 26      $ 27      $ 0      $ 26      $ 26      $ 0    $ 27      $ 33       $ 27      $ 0      $ 27
AEROSPACEB+

DEVELOPING
$ 0     $ 100     $ 98      $ 102     $ 0      $ 99      $ 99      $ 0    $ 103     $ 124      $ 100     $ 0      $ 100
COMMUNICATIONSB+

ELECTRONICSB+
$ 0     $ 942     $ 928     $ 960     $ 0      $ 935     $ 935     $ 0    $ 968     $ 1,171    $ 942     $ 0      $ 942

ENERGYB+
$ 0     $ 86      $ 84      $ 88      $ 0      $ 85      $ 85      $ 0    $ 89      $ 107      $ 86      $ 0      $ 86

ENERGY SERVICEB+
$ 0     $ 361     $ 356     $ 367     $ 0      $ 359     $ 359     $ 0    $ 369     $ 451      $ 361    $ 0      $ 361

ENVIRONMENTAL
$ 0     $ 12      $ 11      $ 11      $ 0      $ 11      $ 11      $ 0    $ 11      $ 14       $ 12      $ 0      $ 12
SERVICESB+


FINANCIAL SERVICESB+
$ 0     $ 180     $ 177     $ 184     $ 0      $ 179     $ 179     $ 0    $ 186     $ 224      $ 180     $ 0      $ 180

FOOD AND
$ 0     $ 96      $ 94      $ 98      $ 0      $ 95      $ 95      $ 0    $ 99      $ 119      $ 96      $ 0      $ 96
AGRICULTUREB+

HEALTH CAREC,D,E+
$ 0     $ 625     $ 601     $ 624     $ 0      $ 606     $ 606     $ 0    $ 629     $ 759      $ 625     $ 0      $ 625

HOME FINANCEB+
$ 0     $ 501     $ 493     $ 511     $ 0      $ 497     $ 497     $ 0    $ 515     $ 623      $ 501     $ 0      $ 501

INDUSTRIAL EQUIPMENTB+
$ 0     $ 29      $ 28      $ 29      $ 0      $ 28      $ 28      $ 0    $ 30      $ 36       $ 29      $ 0      $ 29

INDUSTRIAL MATERIALSB+
$ 0     $ 16      $ 15      $ 16      $ 0      $ 15      $ 15      $ 0    $ 16      $ 19       $ 16      $ 0      $ 16

INSURANCEB+
$ 0     $ 40      $ 40      $ 41      $ 0      $ 40      $ 40      $ 0    $ 41      $ 50       $ 40      $ 0      $ 40

LEISUREB+
$ 0     $ 46      $ 45      $ 47      $ 0      $ 46      $ 46      $ 0    $ 47      $ 57       $ 46      $ 0      $ 46

MEDICAL DELIVERYB+
$ 0     $ 68      $ 67      $ 70      $ 0      $ 68      $ 68      $ 0    $ 71      $ 85       $ 68      $ 0      $ 68

MULTIMEDIAB+
$ 0     $ 21      $ 20      $ 21      $ 0      $ 21      $ 21      $ 0    $ 22      $ 26       $ 21      $ 0      $ 21

NATURAL GASB+
$ 0     $ 37      $ 36      $ 37      $ 0      $ 36      $ 36      $ 0    $ 38      $ 45       $ 37      $ 0      $ 37

NATURAL RESOURCESB+
$ 0     $ 2       $ 2       $ 2       $ 0      $ 2       $ 2       $ 0    $ 2       $ 3        $ 2       $ 0      $ 2

PAPER AND FOREST
$ 0     $ 10      $ 10      $ 10      $ 0      $ 10      $ 10      $ 0    $ 10      $ 12       $ 10      $ 0      $ 10
PRODUCTSB+

PRECIOUS METALS AND
$ 0     $ 90      $ 88      $ 92      $ 0      $ 89      $ 89      $ 0    $ 93      $ 111      $ 90      $ 0      $ 90
MINERALSB+

REGIONAL BANKSB+
$ 0     $ 379     $ 374     $ 388     $ 0      $ 377     $ 377     $ 0    $ 390     $ 472      $ 379     $ 0      $ 379

RETAILINGB+
$ 0     $ 48      $ 47      $ 49      $ 0      $ 47      $ 47      $ 0    $ 49      $ 60       $ 48      $ 0      $ 48

SOFTWARE AND
$ 0     $ 177     $ 174     $ 180     $ 0      $ 175     $ 175     $ 0    $ 182     $ 220      $ 177     $ 0      $ 177
COMPUTER SERVICESB+

TECHNOLOGYB+
$ 0     $ 223     $ 219     $ 228     $ 0      $ 221     $ 221     $ 0    $ 230     $ 277      $ 223     $ 0      $ 223

TELECOMMUNICATIONSB+
$ 0     $ 158     $ 155     $ 161     $ 0      $ 157     $ 157     $ 0    $ 163     $ 197      $ 158     $ 0      $ 158

TRANSPORTATIONB+
$ 0     $ 21      $ 21      $ 21      $ 0      $ 21      $ 21      $ 0    $ 21      $ 26       $ 21      $ 0      $ 21

UTILITIES GROWTHB+
$ 0     $ 100     $ 98      $ 102     $ 0      $ 99      $ 99      $ 0    $ 103     $ 124      $ 100     $ 0      $ 100

MONEY MARKETB+
$ 0     $ 338     $ 333     $ 346     $ 0      $ 335     $ 335     $ 0    $ 349     $ 423      $ 338     $ 0      $ 338
TOTAL
$ 0     $ 214,500 $ 210,000 $ 176,000 $ 0      $ 211,500 $ 211,500 $ 0    $ 214,500 $ 264,500  $ 214,500 $ 0      $ 214,500
COMPENSATION
FROM THE FUND
COMPLEX*,A


* Information is for the calendar year ended December 31, 1997 for 230 funds in the complex.
** Interested Trustees of the funds and Mr. Burkhead are compensated by FMR.
*** Mr. Gates was appointed to the Board of Trustees effective March
1, 1997.
**** During the period from May 1, 1996 through December 31, 1996, William O. McCoy served as a Member of the Advisory Board of the trust. Mr. McCoy was appointed to the Board of Trustees effective January 1, 1997.
+ Estimated
# J. Gary Burkhead served on the Board of Trustees through July 31, 1997. Effective August 1, 1997, Mr. Burkhead serves as a Member of the Advisory Board of the trust.
A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1997, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000, Phyllis Burke Davis, $75,000, Robert M. Gates, $62,500, E. Bradley Jones, $75,000, Donald J. Kirk, $75,000, William O. McCoy,
$75,000, Gerald C. McDonough, $87,500, Marvin L.        Mann, $75,000,
and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation:
Ralph F. Cox, $53,699, Marvin L. Mann, $53,699, and Thomas R.
Williams, $62,462.
B Compensation figures include cash.
C Compensation figures include cash, and may include amounts required to be deferred.
D The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $291, Phyllis Burke Davis, $291, Robert M. Gates, $295, E. Bradley Jones, $291, Donald J. Kirk, $291, William O. McCoy, $295, Gerald C. McDonough, $340, Marvin L. Mann, $291, and Thomas R. Williams, $291.
E For the fiscal year ended February 28, 1998, certain of the non-interested Trustees' aggregate compensation from a fund includes accrued voluntary deferred compensation as follows: Ralph F. Cox, $257, Health Care Portfolio; Marvin L. Mann, $257, Health Care Portfolio; and Thomas R. Williams, $257, Health Care Portfolio.
 Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the
Plan a   re subject to vesting and     are treated as though
equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.
 2. TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS OF THE FUNDS.
 By a vote of the non-interested Trustees, the firm of Price Waterhouse LLP has been selected as independent accountants for each fund to sign or certify any financial statements of each fund required by any law or regulation to be certified by an independent accountant and filed with the Securities and Exchange Commission (SEC) or any state. Pursuant to the 1940 Act, such selection requires the ratification of shareholders. In addition, as required by the 1940 Act, the vote of the Trustees is subject to the right of each fund, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment without penalty. Price Waterhouse LLP has advised each fund that it has no direct or material indirect ownership interest in each fund.
 The independent accountants examine annual financial statements for the funds and provide other audit and tax-related services. In recommending the selection of each fund's accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence. Representatives of Price Waterhouse LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.
 On September 18, 1997, Coopers & Lybrand L.L.P. and Price Waterhouse LLP announced plans to merge their practices world-wide. The partners of both firms have approved the merger. Coopers & Lybrand L.L.P. and Price Waterhouse LLP expect the merger, which is subject to approval by the regulators, to become effective in mid 1998.
 3. TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND RESTATED DECLARATION OF TRUST.
 The Board of Trustees has approved and recommends that the shareholders of the trust authorize them to adopt and execute an Amended and Restated Declaration of Trust for the trust and the funds in the form attached to this Proxy Statement as Exhibit 1 (New Declaration of Trust). The attached New Declaration of Trust has been marked to show changes from the trust's existing Declaration of Trust (Current Declaration of Trust). The New Declaration of Trust is a more modern form of trust instrument for a Massachusetts business trust,
and   ,     going forward   ,     will be used as the standard
Declaration of Trust for all new Fidelity Massachusetts business trusts.
 The New Declaration of Trust gives the Trustees more flexibility and, subject to applicable requirements of the 1940 Act and Massachusetts law, broader authority to act. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the funds to operate in a more efficient and economical manner. ADOPTION OF THE NEW DECLARATION OF TRUST WILL NOT ALTER IN ANY WAY THE TRUSTEES' EXISTING FIDUCIARY OBLIGATIONS TO ACT WITH DUE CARE AND IN THE SHAREHOLDERS' INTERESTS. BEFORE UTILIZING ANY NEW FLEXIBILITY THAT THE NEW DECLARATION OF TRUST MAY AFFORD, THE TRUSTEES MUST FIRST CONSIDER THE SHAREHOLDERS' INTERESTS AND THEN ACT IN ACCORDANCE WITH SUCH INTERESTS.
 Adoption of the New Declaration of Trust will NOT result in any changes in the funds' Trustees or officers or in the investment policies and shareholder services described in the funds' current prospectuses.
    Generally, a     majority of the Trustees may amend the Current
Declaration of Trust when authorized by a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the trust. On October 16, 1997, the Trustees approved the form of the New Declaration of Trust. On December 18, 1997, the Board approved several additional changes to the form of the New Declaration of Trust, which changes have been incorporated into the form attached to this Proxy Statement, and authorized the submission of the New Declaration of Trust to the trust's shareholders for their authorization at this Meeting.
 The New Declaration of Trust amends the Current Declaration of Trust in a number of significant ways. The following discussion summarizes some of the more significant amendments to the Current Declaration of Trust effected by the New Declaration of Trust.
 IN ADDITION TO THE CHANGES DESCRIBED BELOW, THERE ARE OTHER SUBSTANTIVE AND STYLISTIC DIFFERENCES BETWEEN THE NEW DECLARATION OF TRUST AND THE CURRENT DECLARATION OF TRUST. THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE NEW DECLARATION OF TRUST ITSELF.
 SIGNIFICANT CHANGES EFFECTED BY THE NEW DECLARATION OF TRUST.
    REORGANIZATION OR TERMINATION OF THE TRUST OR ITS SERIES.
Unlike the Current Declaration of Trust, the New Declaration of Trust generally permits the Trustees, subject to applicable Federal and state law, to reorganize or terminate the trust or any of its series. The Current Declaration of Trust requires shareholder approval in order to reorganize or terminate the trust or any of its series.
 Under certain circumstances, it may not be in the shareholders' interest to require a shareholder meeting to permit the trust or a fund to reorganize into another entity. For example, in order to reduce the cost and scope of state regulatory constraints or to take advantage of a more favorable tax treatment offered by another state, the Trustees may determine that it would be in the shareholders' interests to reorganize a fund to domicile it in another state or to change its legal form. Under the Current Declaration of Trust, the Trustee cannot effectuate such a potentially beneficial reorganization without first conducting a shareholder meeting and incurring the attendant costs and delays. In contrast, the New Declaration of Trust gives the Trustees the flexibility to reorganize the trust or any of its series and achieve potential shareholder benefits without incurring the delay and potential costs of a proxy solicitation. Such flexibility should help to assure that the trust and its funds operate under the most appropriate form of organization.
 Similarly, under certain circumstances, it may not be in the shareholders' interest to require a shareholder meeting to permit the Trustees to terminate a fund. For example, a fund may have insufficient assets to invest effectively or excessively high expense levels due to operational needs. Under such circumstances, absent viable alternatives, the Trustees may determine that terminating the fund is in the shareholders' interest and the only appropriate course of action. The process of obtaining shareholder approval of the fund's termination may, however, make it more difficult to complete the fund's liquidation and termination and, in general, will increase the costs associated with the termination. In such a case, it may be in the shareholders' interest to permit fund termination without incurring the costs and delays of a shareholder meeting.
 As discussed above, before allowing a trust or fund reorganization or termination to proceed without shareholder approval, the Trustees have a fiduciary responsibility to first determine that the proposed transaction is in the shareholders' interest. Any exercise of the Trustees' increased authority under the New Declaration of Trust is also subject to any applicable requirements of the 1940 Act and Massachusetts law. Of course, in all cases, the New Declaration of Trust would require that shareholders receive written notification of any proposed transaction.
 The New Declaration of Trust does NOT give the Trustees the authority
to merge a fund with another    operating     mutual fund or sell all
of a fund's assets to another    operating     mutual fund without
first seeking shareholder approval. Under the New Declaration of Trust, shareholder approval is still required for these transactions.
 FUTURE AMENDMENTS OF THE DECLARATION OF TRUST. The New Declaration of Trust permits the Trustees, with certain exceptions, to amend the Declaration of Trust without shareholder approval. Under the New Declaration of Trust, shareholders generally have the right to vote on any amendment affecting their right to vote, on any amendment altering the maximum number of permitted Trustees, on any amendment affecting the New Declaration of Trust's amendment provisions, on any amendment required by law or the trust's registration statement, and on any matter submitted to shareholders by the Trustees. The Current Declaration of Trust, on the other hand, generally gives shareholders the exclusive power to amend the Declaration of Trust. By allowing amendment of the Declaration of Trust without shareholder approval, the New Declaration of Trust gives the Trustees the necessary authority to react quickly to future contingencies. As mentioned above, such increased authority remains subordinate to the Trustees' continuing fiduciary obligations to act with due care and in the shareholders' interest.
 OTHER CHANGES EFFECTED BY THE NEW DECLARATION OF TRUST.
 In addition to the significant changes above, the New Declaration of Trust modifies the Current Declaration of Trust in a number of important ways, including the following:
 1. The New Declaration of Trust modifies the Current Declaration of Trust to allow FMR and the trust, on behalf of each fund, to amend the fund's respective Management Contract subject to the provisions of
Section 15 of the 1940 Act, as modified or interpreted by the SEC. In contrast, the Current Declaration of Trust explicitly requires the vote of a majority of the outstanding voting securities of a fund to authorize all such amendments. A corresponding change is also proposed for certain of the funds' Management Contracts. For more information on this topic generally, see "Modification of Management Contract
Amendment Provisions" on pages  and        .
 2. The New Declaration of Trust clarifies that the Trustees may impose other fees (for example, purchase fees) in addition to sales charges upon investment in a fund and clarifies that deferred sales charges and other fees (for example, redemption fees) may be imposed upon redemption of a fund's shares.
 3. The New Declaration of Trust confirms and clarifies various existing Trustee powers. For example, the New Declaration of Trust clarifies that the Trustees, in addition to banks and trust companies, may employ as fund custodians companies that are members of a national securities exchange or other entities permitted under the 1940 Act; delegate authority to investment advisers and other agents; adopt and offer dividend reinvestment and related plans; operate and carry on the business of an investment company; and interpret the investment policies, practices, and limitations of any fund.
 4. The New Declaration of Trust clarifies that no shareholder of a trust series shall have a claim on the assets of another series and further clarifies that, by virtue of investing in a fund, a shareholder is deemed to have assented to and agreed to be bound by the terms of the New Declaration of Trust.
 5. The New Declaration of Trust deletes various technical and/or antiquated requirements from the Current Declaration of Trust, including existing requirements that a Trustee vacancy be deemed to occur when a Trustee is absent from his or her state of residence, that Trustee vacancies must be filled within six calendar months, and that portfolio securities be held pursuant to safeguards prescribed by usual Massachusetts practice.
 6. As a general matter, the New Declaration of Trust modifies the Current Declaration of Trust to incorporate appropriate references to classes of shares.
 7. Lastly, the New Declaration of Trust generally expands various 1940 Act defined terms to encompass SEC modifications and interpretations. Specific references to discrete sections of the 1940 Act that are contained in the New Declaration of Trust have likewise been expanded to include SEC modifications and interpretations.
 CONCLUSION. The Board of Trustees has concluded that the proposed adoption of the New Declaration of Trust is in the best interests of the trust's shareholders. Accordingly, the Trustees unanimously recommend that the shareholders vote FOR the proposal to authorize them to adopt and execute the New Declaration of Trust. If the proposal is not approved, the Current Declaration of Trust will remain unchanged and in effect.
 4. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR EACH OF THE EQUITY FUNDS (EXCEPT CYCLICAL INDUSTRIES PORTFOLIO, NATURAL RESOURCES PORTFOLIO, AND BUSINESS SERVICES AND OUTSOURCING PORTFOLIO).
 The Board of Trustees, including the Trustees who are not "interested
persons" of the    t    rust or of FMR (the Independent Trustees), has
approved, and recommends that shareholders of each fund approve, a proposal to adopt an amended management contract with FMR (the Amended Contract). The Amended Contract modifies the management fee that FMR receives from the fund to provide for lower fees when FMR's assets under management exceed certain levels. In addition, the Amended
Contract allows FMR and the    t    rust, on behalf of the fund, to
modify the Management Contract subject to the requirements of the 1940 Act. The existing Management Contract currently requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. See "Modification of Management Contract Amendment Provisions" on page for more details. THE AMENDED CONTRACT WILL RESULT IN A MANAGEMENT FEE THAT IS THE SAME AS, OR LOWER THAN, THE FEE PAYABLE UNDER THE PRESENT MANAGEMENT CONTRACT (THE PRESENT CONTRACT). (For information on FMR, see the section entitled "Activities and Management of FMR" on page .)
 PROPOSED AMENDMENT(S) TO THE PRESENT MANAGEMENT CONTRACT. A copy of the Amended Contract, marked to indicate the proposed amendment(s), is supplied as Exhibit 2 on page . Except for the modifications discussed above, it is substantially identical to the Present Contract. (For a detailed discussion of each fund's Present Contract, refer to the section entitled "Present Management Contracts" beginning on page .) If approved by shareholders, the Amended Contract will take effect on June 1, 1998 (or, if later, the first day of the first month
following approval) and will remain in effect through July 31   ,
1998 and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect through July 31, 1998, and thereafter only as long as its continuance is approved at least annually as above.
 The management fee is an annual percentage of each fund's average net assets (the management fee rate), calculated and paid monthly. The management fee rate is the sum of two components: a Group Fee Rate, which varies according to assets under management by FMR, and a fixed Individual Fund Fee Rate. The Amended Contract modifies the Group Fee Rate by providing for lower fee rates if FMR's assets under management remain above $210 billion.
 MODIFICATION TO GROUP FEE RATE. The Group Fee Rate varies based upon the monthly average of the aggregate net assets of all registered investment companies having management contracts with FMR (assets under management by FMR). For example, as assets under management by FMR increase, the Group Fee Rate declines. The Amended Contract would not change the group fee calculation for assets under management by FMR of $210 billion or less. Above $210 billion in assets under FMR's management, the Group Fee Rate declines under both the Present Contract and the Amended Contact, but under the Amended Contract, it declines faster. Group Fee Rates that are lower than those contained in each fund's Present Contract have been voluntarily implemented by FMR on August 1, 1994 and January 1, 1996.
 The Group Fee Rate is calculated according to a graduated schedule providing for different rates for different levels of assets under management by FMR. The rate at which the Group Fee Rate declines is determined by fee "breakpoints" that provide for lower fee rates when assets increase. The Amended Contract revises the current fee breakpoints for assets under FMR's management above $210 billion and adds seven new fee breakpoints for assets under FMR's management above $318 billion as illustrated in the following table. (For an explanation of how the Group Fee Rate is used to calculate the management fee, see the section entitled "Present Management Contracts" beginning on page .)
GROUP FEE RATE BREAKPOINTS
PRESENT CONTRACT   AMENDED CONTRACT


AVERAGE GROUP ASSETS               PRESENT     AVERAGE GROUP ASSETS               AMENDED CONTRACT
($ BILLIONS)                       CONTRACT*   ($ BILLIONS)

 174                   -     228   .3000%       174                   -     210   .3000%

 228                   -     282   .2950%       210                   -     246   .2950%

 282                   -     336   .2900%       246                   -     282   .2900%

 OVER                        336   .2850%       282                   -     318   .2850%

                                                318                   -     354   .2800%

                                                354                   -     390   .2750%

                                                390                   -     426   .2700%

                                                426                   -     462   .2650%

                                                462                   -     498   .2600%

                                                498                   -     534   .2550%

                                                OVER                        534   .2500%


The result at various levels of group net assets is illustrated by the table below.
EFFECTIVE ANNUAL GROUP FEE RATES
GROUP NET ASSETS   PRESENT CONTRACT*   AMENDED CONTRACT
($ BILLIONS)

150                .   3371    %       .3371%

200                .   3284    %       .3284%

250                .   3223    %       .3219%

300                .   3175    %       .3163%

350                .   3133    %       .3113%

400                .   3098    %       .3067%

450                .   3070    %       .3024%

500                .   3048    %       .2982%

550                .   3030    %       .2942%

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on August 1, 1994 and January 1, 1996.
    Average a    ssets under FMR's management for January 1998 were
approximately $   555     billion.
 COMPARISON OF MANAGEMENT FEES. For    the month ended     January
   31,    1998, average assets under management by FMR were
   approximately     $   555     billion. Each fund's management fee
rate under the Amended Contract   , for the month ended January 31,
1998,     would have been    0.5937    %, compared to    0.6029    %
under the Present Contract. The management fee rate will remain the same under both the Present Contract and the Amended Contract until assets under FMR's management exceed $210 billion, at which point the management fee rate under the Amended Contract begins to decline relative to the Present Contract.
    The following chart compares each fund's management fee as calculated under the terms of the Present Contract for the fiscal year ended February 28, 1997 to the management fee each fund would have incurred if the Amended Contract had been in effect.

FUND NAME                             PRESENT CONTRACT   AMENDED CONTRACT   PERCENTAGE
                                      MANAGEMENT         MANAGEMENT         DIFFERENCE
                                      FEE*               FEE





AIR TRANSPORTATION                    $ 543,427          $ 539,940           (0.64)%

AMERICAN GOLD                         $ 2,517,729        $ 2,501,556         (0.64)%

AUTOMOTIVE                            $ 731,235          $ 726,743           (0.61)%

BIOTECHNOLOGY                         $ 4,353,358        $ 4,324,960         (0.65)%

BROKERAGE AND INVESTMENT MANAGEMENT   $ 452,144          $ 448,938           (0.71)%

CHEMICALS                             $ 750,354          $ 745,680           (0.62)%

COMPUTERS                             $ 3,331,585        $ 3,309,228         (0.67)%

CONSTRUCTION AND HOUSING              $ 411,763          $ 408,988           (0.67)%

CONSUMER INDUSTRIES                   $ 155,411          $ 154,434           (0.63)%

DEFENSE AND AEROSPACE                 $ 269,774          $ 268,010           (0.65)%

DEVELOPING COMMUNICATIONS             $ 1,868,941        $ 1,856,888         (0.64)%

ELECTRONICS                           $ 7,912,251        $ 7,859,173         (0.67)%

ENERGY                                $ 1,074,013        $ 1,066,783         (0.67)%

ENERGY SERVICE                        $ 2,809,399        $ 2,790,650         (0.67)%

ENVIRONMENTAL SERVICES                $ 253,667          $ 252,081           (0.63)%

FINANCIAL SERVICES                    $ 1,672,677        $ 1,661,452         (0.67)%

FOOD AND AGRICULTURE                  $ 1,693,434        $ 1,682,437         (0.65)%

HEALTH CARE                           $ 7,711,906        $ 7,661,331         (0.66)%

HOME FINANCE                          $ 4,229,619        $ 4,201,147         (0.67)%

INDUSTRIAL EQUIPMENT                  $ 564,091          $ 560,442           (0.65)%

INDUSTRIAL MATERIALS                  $ 594,730          $ 590,927           (0.64)%

INSURANCE                             $ 206,244          $ 204,881           (0.66)%

LEISURE                               $ 647,974          $ 643,761           (0.65)%

MEDICAL DELIVERY                      $ 1,315,696        $ 1,307,251         (0.64)%

MULTIMEDIA                            $ 516,885          $ 513,562           (0.64)%

NATURAL GAS                           $ 683,866          $ 679,330           (0.66)%

PAPER AND FOREST PRODUCTS             $ 195,985          $ 194,763           (0.62)%

PRECIOUS METALS AND MINERALS          $ 2,018,189        $ 2,005,219         (0.64)%

REGIONAL BANKS                        $ 2,551,935        $ 2,534,699         (0.68)%

RETAILING                             $ 1,347,116        $ 1,338,783         (0.62)%

SOFTWARE AND COMPUTER SERVICES        $ 2,563,432        $ 2,546,782         (0.65)%

TECHNOLOGY                            $ 2,818,727        $ 2,800,144         (0.66)%

TELECOMMUNICATIONS                    $ 2,897,638        $ 2,878,937         (0.65)%

TRANSPORTATION                        $ 76,467           $ 75,979            (0.64)%

UTILITIES GROWTH                      $ 1,449,600        $ 1,440,039         (0.66)%


* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on August 1, 1994 and January 1, 1996.
 The following chart compares each fund's management fee under the
terms of the Present Contract for the    twelve month period     ended
January 31, 1998 to the management fee each fund would have incurred if the Amended Contract had been in effect.

FUND NAME                             PRESENT CONTRACT      AMENDED CONTRACT      PERCENTAGE
                                      MANAGEMENT            MANAGEMENT            DIFFERENCE
                                      FEE*                  FEE





AIR TRANSPORTATION                    $    331,029          $    327,087              (1.19)    %

AMERICAN GOLD                         $    1,751,568        $    1,731,022            (1.17)    %

AUTOMOTIVE                            $    406,180          $    401,366              (1.19)    %

BIOTECHNOLOGY                         $    3,551,699        $    3,508,757            (1.21)    %

BROKERAGE AND INVESTMENT MANAGEMENT   $    2,387,099        $    2,356,531            (1.28)    %

CHEMICALS                             $    526,480          $    520,333              (1.17)    %

COMPUTERS                             $    3,967,655        $    3,919,037            (1.23)    %

CONSTRUCTION AND HOUSING              $    152,813          $    150,995              (1.19)    %

CONSUMER INDUSTRIES                   $    137,221          $    135,462              (1.28)    %

DEFENSE AND AEROSPACE                 $    377,798          $    373,231              (1.21)    %

DEVELOPING COMMUNICATIONS             $    1,450,930        $    1,433,196            (1.22)    %

ELECTRONICS                           $    14,063,555       $    13,888,090           (1.25)    %

ENERGY                                $    1,200,699        $    1,186,475            (1.18)    %

ENERGY SERVICE                        $    5,636,801        $    5,563,489            (1.30)    %

ENVIRONMENTAL SERVICES                $    172,277          $    170,186              (1.21)    %

FINANCIAL SERVICES                    $    2,755,532        $    2,721,574            (1.23)    %

FOOD AND AGRICULTURE                  $    1,474,995        $    1,456,958            (1.22)    %

HEALTH CARE                           $    9,244,752        $    9,130,904            (1.23)    %

HOME FINANCE                          $    7,799,036        $    7,701,399            (1.25)    %

INDUSTRIAL EQUIPMENT                  $    395,019          $    390,449              (1.16)    %

INDUSTRIAL MATERIALS                  $    210,162          $    207,753              (1.15)    %

INSURANCE                             $    624,256          $    616,170              (1.30)    %

LEISURE                               $    795,403          $    785,215              (1.28)    %

MEDICAL DELIVERY                      $    978,649          $    966,971              (1.19)    %

MULTIMEDIA                            $    331,401          $    327,318              (1.23)    %

NATURAL GAS                           $    516,430          $    510,192              (1.21)    %

PAPER AND FOREST PRODUCTS             $    136,621          $    134,959              (1.22)    %

PRECIOUS METALS AND MINERALS          $    1,225,175        $    1,210,943            (1.16)    %

REGIONAL BANKS                        $    5,981,352        $    5,906,618            (1.25)    %

RETAILING                             $    874,249          $    863,127              (1.27)    %

SOFTWARE AND COMPUTER SERVICES        $    2,605,355        $    2,573,531            (1.22)    %

TECHNOLOGY                            $    3,282,500        $    3,242,222            (1.23)    %

TELECOMMUNICATIONS                    $    2,414,489        $    2,384,814            (1.23)    %

TRANSPORTATION                        $    319,027          $    314,951              (1.28)    %

UTILITIES GROWTH                      $    1,591,074        $    1,571,442            (1.23)    %


* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on August 1, 1994 and January 1, 1996.
 MODIFICATION OF MANAGEMENT CONTRACT AMENDMENT PROVISIONS. The Amended
Contract allows FMR and the    t    rust, on behalf of    each
fund, to amend the Management Contract subject to the provisions of
Section 15 of the 1940 Act, as modified or interpreted by the Securities and Exchange Commission. In contrast, the Present Contract explicitly requires the vote of a majority of the outstanding voting
securities of    each     fund to authorize all amendments. Generally,
the proposed modification to the Present Contract's amendment
provisions will allow FMR and the    t    rust, on behalf of
e   ach     fund, to amend the Management Contract without shareholder
vote    IF THE 1940 ACT PERMITS THEM TO DO SO    . For example, under
current interpretations of Section 15 of the 1940 Act, the Amended
Contract would give FMR and the    t    rust the ability to amend the
Management Contract to immediately reflect a management fee decrease without the delay of having to first conduct a proxy solicitation. In
short, the proposed modification gives FMR and the    t    rust added
flexibility to amend the Management Contract subject to 1940 Act constraints. Of course, any future amendments to the Management Contract would require the approval of the fund's Board of Trustees. MATTERS CONSIDERED BY THE BOARD
 The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believe that matters bearing on the appropriateness of each fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.
 The proposal to present the Amended Contract to shareholders was approved by the Board of Trustees of each fund, including all of the
Independent Trustees   ,     on December 18, 1997. The Board of
Trustees considered and approved the modifications to the Group Fee Rate schedule during the two month periods from November to December 1995 and June to July 1994. The Board of Trustees received materials relating to the Amended Contract in advance of the meeting at which the Amended Contract was considered and had the opportunity to ask questions and request further information in connection with such consideration.
 INFORMATION RECEIVED BY THE INDEPENDENT TRUSTEES. In connection with
their meetings   ,     Trustees receive materials specifically
relating to the Amended Contract. These materials include (i) information on the investment performance of each fund, a peer group
of funds and an appropriate index or combination of indices   ;
    (ii) sales and redemption data in respect of each fund   ;
(iii) the economic outlook and the general investment outlook in the
markets in which each fund invests   ;     and (iv) notable changes in
each fund's investments. The Board of Trustees and the Independent Trustees also consider periodically other material facts such as (1)
FMR's results and financial condition   ;     (2) arrangements in
respect of the distribution of each fund's shares   ;     (3) the
procedures employed to determine the value of each fund's
assets   ;     (4) the allocation of each fund's brokerage, if any,
including allocations to brokers affiliated with FMR and the use of "soft" commission dollars to pay fund expenses and to pay for research
and other similar services   ;     (5) FMR's management of the
relationships with each fund's custodian and subcustodians   ;     (6)
the resources devoted to and the record of compliance with each fund's investment policies and restrictions and with policies on personal
securities transactions   ;     and (7) the nature, cost and audit of
non-investment management services provided by FMR and its affiliates.
 In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the impact of performance adjustments to management fees, (c) the choice of performance indices and benchmarks, (d) the composition of peer groups of funds, (e) transfer agency and bookkeeping fees paid to affiliates of FMR, (f) investment performance, (g) investment management staffing, (h) the potential for achieving further economies of scale, (i) operating expenses paid to third parties, and (j) the information furnished to investors, including each fund's shareholders.
 In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered. Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of the Amended Contract include the following:
 INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustees considered whether each fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed each fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.
 FMR'S PERSONNEL AND METHODS. The Board of Trustees and the Independent Trustees annually review a report detailing the background of each fund's portfolio manager and each fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations and the senior management of Fidelity's equity group. Among other
things   ,     they considered the size, education and experience of
FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.
 NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.
 EXPENSES. The Board of Trustees and the Independent Trustees considered each fund's expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.
 PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including each fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of each fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of each fund and whether the amount of profit is a fair entrepreneurial profit for the management of each fund. They also considered the profits realized from non-fund
businesses    that     may benefit from or be related to each fund's
business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring marketing expenses.
 ECONOMIES OF SCALE. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between fund shareholders and FMR in an appropriate manner. The Independent Trustees have also concluded that the existing group fee structure should be
continued   ,     but determined that it would be appropriate to
change the group fee structure as proposed herein.
 OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by each fund and each fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with each fund.
 OTHER BENEFITS TO SHAREHOLDERS. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services. With regard to the proposed modification to the Present Contract's amendment provisions, the Board of Trustees and the Independent Trustees considered the benefit to shareholders of FMR's and the trust's increased flexibility (within 1940 Act constraints) to amend the Management Contract without the delays and potential costs of a proxy solicitation.
 CONCLUSION. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded
(i) that the existing management fee structure is fair and reasonable and (ii) that the proposed modifications to the management fee structure, that is the reduction of the Group Fee Rate schedule, and the proposed modification to the Present Contract's amendment provisions are in the best interest of each fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of each fund and recommends that shareholders of each fund vote FOR the Amended Contract. If approved, the Amended Contract will take effect on the first day of the first month following shareholder approval.
 5. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR THE MONEY MARKET
FUND.
 The Board of Trustees, including the Trustees who are not "interested
persons" of the    t    rust or of FMR (the Independent Trustees), has
approved, and recommends that shareholders of the fund approve, a proposal to adopt an amended management contract with FMR (the Amended Contract). The Amended Contract modifies the management fee that FMR receives from the fund to provide for lower fees when FMR's assets under management exceed certain levels. In addition, the Amended
Contract allows FMR and the    t    rust, on behalf of the fund, to
modify the Management Contract subject to the requirements of the 1940 Act. The existing Management Contract currently requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. See "Modification of Management Contract Amendment Provisions" on page for more details. THE AMENDED CONTRACT WILL RESULT IN A MANAGEMENT FEE THAT IS THE SAME AS, OR LOWER THAN, THE FEE PAYABLE UNDER THE PRESENT MANAGEMENT CONTRACT (THE PRESENT CONTRACT). (For information on FMR, see the section entitled "Activities and Management of FMR" on page .)
 PROPOSED AMENDMENT(S) TO THE PRESENT MANAGEMENT CONTRACT. A copy of the Amended Contract, marked to indicate the proposed amendment(s), is supplied as Exhibit 3 on page . Except for the modifications discussed above, it is substantially identical to the Present Contract. (For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contracts" beginning on page .) If approved by shareholders, the Amended Contract will take effect on June 1, 1998 (or, if later, the first day of the first month following approval) and will remain in effect through May 31, 1999 and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect through May 31, 1998, and thereafter only as long as its continuance is approved at least annually as above.
 The management fee is an annual percentage of the fund's average net assets (the management fee rate), calculated and paid monthly. The management fee rate is the sum of three components: a Group Fee Rate, which varies according to assets under management by FMR, a fixed Individual Fund Fee Rate, and an Income Component. The proposal would modify the Group Fee Rate by providing for lower fee rates if FMR's assets under management remain above $156 billion.
 MODIFICATION TO GROUP FEE RATE. The Group Fee Rate varies based upon the monthly average of the aggregate net assets of all registered investment companies having management contracts with FMR (assets under management by FMR). For example, as assets under management by FMR increase, the Group Fee Rate declines. The Amended Contract would not change the group fee calculation for assets under management by FMR of $156 billion or less. Above $156 billion in assets under FMR's management, the Group Fee Rate declines under both the Present Contract and the Amended Contact, but under the Amended Contract, it declines faster. Group Fee Rates that are lower than those contained in the fund's Present Contract have been voluntarily implemented by FMR on August 1, 1994 and January 1, 1996.
 The Group Fee Rate is calculated according to a graduated schedule providing for different rates for different levels of assets under management by FMR. The rate at which the Group Fee Rate declines is determined by fee "breakpoints" that provide for lower fee rates when assets increase. The Amended Contract revises the current fee breakpoints for assets under FMR's management above $156 billion and adds nine new fee breakpoints for assets under FMR's management above $228 billion as illustrated in the following table. (For an explanation of how the Group Fee Rate is used to calculate the management fee, see the section entitled "Present Management Contracts" beginning on page .)
GROUP FEE RATE BREAKPOINTS
PRESENT CONTRACT   AMENDED CONTRACT


AVERAGE GROUP ASSETS                    PRESENT CONTRACT*   AVERAGE GROUP ASSETS                    AMENDED CONTRACT
($ BILLIONS)                                                ($ BILLIONS)

 120                      -       174    .1450%              120                      -       156    .1450%

 174                      -       228    .1400%              156                      -       192    .1400%

 228                      -       282    .1375%              192                      -       228    .1350%

 282                      -       336    .1350%              228                      -       264    .1300%

 OVER                             336    .1325%              264                      -       300    .1275%

                                                             300                      -       336    .1250%

                                                             336                      -       372    .1225%

                                                             372                      -       408    .1200%

                                                             408                      -       444    .1175%

                                                             444                      -       480    .1150%

                                                             480                      -       516    .1125%

                                                             OVER                             516    .1100%


 The result at various levels of group net assets is illustrated by the table below.
EFFECTIVE ANNUAL GROUP FEE RATES
GROUP NET ASSETS   PRESENT CONTRACT*   AMENDED CONTRACT
($ BILLIONS)

150                .   1736    %       .1736%

200                .   1658    %       .1652%

250                .   1604    %       .1587%

300                .   1565    %       .1536%

350                .   1533    %       .1494%

400                .   1507    %       .1459%

450                .   1487    %       .1427%

500                .   1471    %       .1399%

550                .   1457    %       .1372%

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on August 1, 1994 and January 1, 1996.
    Average a    ssets under FMR's management for January 1998 were
approximately $   555     billion.
 COMPARISON OF MANAGEMENT FEES. For    the month ended     January
31,     1998, average assets under management by FMR were
approximately $555     billion. The fund's management fee rate under
the Amended Contract   , for the month ended January 31, 1998,
would have been    0.2169    %, compared to    0.2255    % under the
Present Contract. The management fee rate will remain the same under both the Present Contract and the Amended Contract until assets under FMR's management exceed $156 billion, at which point the management fee rate under the Amended Contract begins to decline relative to the Present Contract.
    The following chart compares the fund's management fee as calculated under the terms of the Present Contract for the fiscal year ended February 28, 1997 to the management fee the fund would have incurred if the Amended Contract had been in effect.
PRESENT CONTRACT     AMENDED CONTRACT

MANAGEMENT           MANAGEMENT           PERCENTAGE
FEE*                 FEE                  DIFFERENCE

$    1,624,649       $    1,584,080           (2.50)    %

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on August 1, 1994 and January 1, 1996.
 The following chart compares the fund's management fee under the
terms of the Present Contract for the    twelve month period     ended
January 31, 1998 to the management fee the fund would have incurred if the Amended Contract had been in effect.
PRESENT CONTRACT     AMENDED CONTRACT

MANAGEMENT           MANAGEMENT           PERCENTAGE
FEE*                 FEE                  DIFFERENCE

$    1,786,715       $    1,724,990           (3.45)    %

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on August 1, 1994 and January 1, 1996.
 MODIFICATION OF MANAGEMENT CONTRACT AMENDMENT PROVISIONS. The Amended
Contract allows FMR and the    t    rust, on behalf of the fund, to
amend the Management Contract subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the Securities and Exchange Commission. In contrast, the Present Contract explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Present Contract's amendment provisions will allow
FMR and the    t    rust, on behalf of the fund, to amend the
Management Contract without shareholder vote    IF THE 1940 ACT
PERMITS THEM TO DO SO    . For example, under current interpretations
of Section 15 of the 1940 Act, the Amended Contract would give FMR and
the    t    rust the ability to amend the Management Contract to
immediately reflect a management fee decrease without the delay of having to first conduct a proxy solicitation. In short, the proposed
modification gives FMR and the    t    rust added flexibility to amend
the Management Contract subject to 1940 Act constraints. Of course, any future amendments to the Management Contract would require the approval of the fund's Board of Trustees.
MATTERS CONSIDERED BY THE BOARD
 The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believe that matters bearing on the appropriateness of the fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.
 The proposal to present the Amended Contract to shareholders was approved by the Board of Trustees of the fund, including all of the
Independent Trustees   ,     on December 18, 1997. The Board of
Trustees considered and approved the modifications to the Group Fee
Rate schedule during the two month periods from November to December 1995 and June to July 1994. The Board of Trustees received materials relating to the Amended Contract in advance of the meeting at which the Amended Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration.
 INFORMATION RECEIVED BY THE INDEPENDENT TRUSTEES. In connection with their meetings Trustees receive materials specifically relating to the Amended Contract. These materials include: (i) information on the investment performance of the fund, a peer group of funds and an
appropriate index or combination of indices   ;     (ii) sales and
redemption data in respect of the fund   ;     (iii) the economic
outlook and the general investment outlook in the markets in which the
fund invests   ;     and (iv) notable changes in the fund's
investments. The Board of Trustees and the Independent Trustees also consider periodically other material facts such as (1) FMR's results
and financial condition   ;     (2) arrangements in respect of the
distribution of the fund's shares   ;     (3) the procedures employed
to determine the value of the fund's assets   ;     (4) the allocation
of the fund's brokerage, if any, including allocations to brokers
affiliated with FMR   ;     (5) FMR's management of the relationships
with the fund's custodian and subcustodians   ;     (6) the resources
devoted to and the record of compliance with the fund's investment policies and restrictions and with policies on personal securities
transactions   ;     and (7) the nature, cost and audit of
non-investment management services provided by FMR and its affiliates.
 In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the choice of performance indices and benchmarks, (c) the composition of peer groups of funds, (d) transfer agency and bookkeeping fees paid to affiliates of FMR, (e) investment
performance, (f) investment management staffing, (g) the potential for achieving further economies of scale, (h) operating expenses paid to third parties, and (i) the information furnished to investors, including the fund's shareholders.
 In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered. Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of the Amended Contract include the following:
 INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustees considered whether the fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed the fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.
 FMR'S PERSONNEL AND METHODS. The Board of Trustees and the
Independent Trustees annually review a report detailing the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations, and the senior management of Fidelity's money market group. Among
other things   ,     they considered the size, education and
experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.
 NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.
 EXPENSES. The Board of Trustees and the Independent Trustees
considered the fund's expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.
 PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including the fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of the fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of the fund and whether the amount of profit is a fair entrepreneurial profit for the management of the fund. They also considered the profits realized from non-fund
businesses    that     may benefit from or be related to the fund's
business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring marketing expenses.
 ECONOMIES OF SCALE. The Board of Trustees and the Independent
Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between fund shareholders and
FMR in an appropriate manner. The Independent Trustees have also concluded that the existing group fee structure should be continued
but determined that it would be appropriate to change the group fee structure as proposed herein.
 OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by the fund and the fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with the fund.
 OTHER BENEFITS TO SHAREHOLDERS. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services. With regard to the proposed modification to the Present Contract's amendment provisions, the Board of Trustees and the Independent Trustees considered the benefit to shareholders of FMR's and the trust's increased flexibility (within
1940 Act constraints) to amend the Management Contract without the delays and potential costs of a proxy solicitation.
 CONCLUSION. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded
(i) that the existing management fee structure is fair and reasonable and (ii) that the proposed modifications to the management fee structure, that is the reduction of the Group Fee Rate schedule, and the proposed modification to the Present Contract's amendment provisions are in the best interest of the fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of the fund vote FOR the Amended Contract. If approved, the Amended Contract will take effect on the first day of the first month following shareholder approval.
 6. TO APPROVE A SUB-ADVISORY AGREEMENT WITH FMR U.K. FOR AMERICAN
GOLD PORTFOLIO.
 In conjunction with its portfolio management responsibilities on behalf of American Gold Portfolio, FMR proposes to enter into sub-advisory agreements with affiliates whose offices are geographically dispersed around the world. To strengthen these relationships, the Board of Trustees proposes that shareholders of the fund approve a sub-advisory agreement (the Proposed Agreement) between FMR U.K. and FMR on behalf of the fund. The Proposed Agreement would allow FMR not only to receive investment advice and research services from FMR U.K., but also would permit FMR to grant FMR U.K. investment management authority if FMR believes it would be beneficial to the fund and its shareholders. Because FMR would pay all of FMR U.K.'s fees, the Proposed Agreement would not affect the fees paid by the fund to FMR.
 On December 18, 1997, the Board of Trustees agreed to submit the Proposed Agreement to shareholders of the fund pursuant to a unanimous vote of both the full Board of Trustees and those Trustees who were not "interested persons" of the trust or FMR. FMR provided substantial information to the Trustees to assist them in their deliberations. The Trustees determined that allowing FMR to receive investment advice and research services from FMR U.K. as well as to grant investment management authority to FMR U.K. would provide FMR increased flexibility in the assignment of portfolio managers and give the fund access to managers located abroad who may have more specialized expertise with respect to local companies and markets. Additionally, the Trustees believe that the fund and its shareholders may benefit from giving FMR, through FMR U.K., the ability to execute portfolio transactions from points in Europe that are physically closer to foreign issuers and the primary markets in which their securities are traded. Increasing FMR's proximity to foreign markets should enable the fund to participate more readily in full trading sessions on foreign exchanges and to react more quickly to changing market conditions. A copy of the Proposed Agreement is attached to this proxy statement as Exhibit 4.
 FMR U.K., with its principal office in London, England   ,     is a
wholly-owned subsidiary of FMR established in 1986 to provide investment research to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.
 FMR U.K. may also provide investment advisory services to FMR with respect to other investment companies for which FMR serves as investment adviser and to other clients. Currently, FMR U.K.'s only client other than FMR is Fidelity International Limited (FIL), an affiliate of FMR organized under the laws of Bermuda. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman and a Director of FMR U.K., Chairman, and a Director of
FIL, and a principal stockholder of both FIL and FMR. For more information on FMR U.K., see the section entitled "Activities and Management of FMR U.K. and FMR Far East" on page .
 Under the Proposed Agreement, FMR U.K. could act as an investment consultant to FMR and could supply FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FMR U.K. would provide investment advice and research services with respect to issuers located outside of the
United States focusing primarily on companies based in Europe. Under the Proposed Agreement with FMR U.K., FMR, NOT THE FUND, would pay FMR U.K.'s fee equal to 110% of its costs incurred for providing investment advice and research services.
 Under the Proposed Agreement, FMR could also grant investment management authority with respect to all or a portion of the fund's assets to FMR U.K. If FMR U.K. were to exercise investment management authority on behalf of the fund, it would be required, subject to the supervision of FMR, to direct the investments of the fund in accordance with the fund's investment objective, policies, and limitations as provided in the fund's prospectus or other governing instruments and such other limitations as the fund may impose by notice in writing to FMR or FMR U.K. If FMR grants investment management authority to FMR U.K. with respect to all or a portion of the fund's assets, FMR U.K. would be authorized to buy or sell stocks, bonds, and other securities for the fund subject to the overall supervision of FMR and the Board of Trustees. In addition, the
Proposed Agreement would authorize FMR to delegate other investment management services to FMR U.K., including, but not limited to, currency management services (including buying and selling currency options and entering into currency forward and futures contracts on behalf of the fund), other transactions in futures contracts and options, and borrowing or lending portfolio securities. If any of these investment management services were delegated, FMR U.K. would continue to be subject to the control and direction of FMR and the
Board of Trustees and to be bound by the investment objective, policies, and limitations of the fund.
 THE PROPOSED AGREEMENT WOULD NOT INCREASE THE FEES PAID TO FMR BY
   THE     FUND. To the extent that FMR granted investment management authority to FMR U.K., FMR would pay FMR U.K. 50% of its monthly management fee with respect to the average net assets managed on a discretionary basis by FMR U.K. for investment management.
 If approved by shareholders, the Proposed Agreement would take effect on the first day of the first month following approval and would continue in force until July 31, 1998 and from year to year thereafter, but only as long as its continuance was approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund.
 The Proposed Agreement could be transferred to a successor of FMR
U.K. without resulting in its termination and without shareholder approval, as long as the transfer did not constitute an assignment under applicable securities laws and regulations. The Proposed
Agreement would be terminable on 60 days' written notice by either party to the agreement and the Proposed Agreement would terminate automatically in the event of its assignment.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. If the Proposed Agreement is approved by shareholders, the Proposed Agreement will take effect on the first day of the first month following approval. If the Proposed Agreement is not approved, FMR will consider alternative means of obtaining the investment services to be provided under the Proposed Agreement.
 7. TO APPROVE A SUB-ADVISORY AGREEMENT WITH FMR FAR EAST FOR AMERICAN GOLD PORTFOLIO.
 In conjunction with its portfolio management responsibilities on behalf of American Gold Portfolio, FMR proposes to enter into sub-advisory agreements with affiliates whose offices are geographically dispersed around the world. To strengthen these relationships, the Board of Trustees proposes that shareholders of the fund approve a sub-advisory agreement (the Proposed Agreement) between FMR Far East and FMR on behalf of the fund. The Proposed Agreement would allow FMR not only to receive investment advice and research services from FMR Far East, but also would permit FMR to grant FMR Far East investment management authority if FMR believes it would be beneficial to the fund and its shareholders. Because FMR would pay all of FMR Far East's fees, the Proposed Agreement would not affect the fees paid by the fund to FMR.
 On December 18, 1997, the Board of Trustees agreed to submit the Proposed Agreement to shareholders of the fund pursuant to a unanimous vote of both the full Board of Trustees and those Trustees who were not "interested persons" of the trust or FMR. FMR provided substantial information to the Trustees to assist them in their deliberations. The Trustees determined that allowing FMR to receive investment advice and research services from FMR Far East as well as to grant investment management authority to FMR Far East would provide FMR increased flexibility in the assignment of portfolio managers and give the fund access to managers located abroad who may have more specialized expertise with respect to local companies and markets. Additionally, the Trustees believe that the fund and its shareholders may benefit from giving FMR, through FMR Far East, the ability to execute portfolio transactions from points in the Far East that are physically closer to foreign issuers and the primary markets in which their securities are traded. Increasing FMR's proximity to foreign markets should enable the fund to participate more readily in full trading sessions on foreign exchanges and to react more quickly to changing market conditions. A copy of the Proposed Agreement is attached to this proxy statement as Exhibit 5.
 FMR Far East, with its principal office in Tokyo, Japan   ,     is a
wholly-owned subsidiary of FMR established in 1986 to provide investment research to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.
 FMR Far East may also provide investment advisory and management services to FMR with respect to other investment companies for which
FMR serves as investment adviser and to other clients. Currently, FMR Far East's only client other than FMR is Fidelity International
Limited (FIL), an affiliate of FMR organized under the laws of
Bermuda. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman and a Director of
FMR Far East, Chairman, and a Director of FIL, and a principal stockholder of both FIL and FMR. For more information on FMR Far East, see the section entitled "Activities and Management of FMR U.K. and
FMR Far East" on page .
 Under the Proposed Agreement, FMR Far East could act as an investment consultant to FMR and could supply FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FMR Far East would provide investment advice and research services with respect to issuers located outside of the United States focusing primarily on companies based in the Far East. Under the Proposed Agreement with FMR Far East, FMR, NOT THE FUND, would pay FMR Far East's fee equal to 105% of its costs incurred for providing investment advice and research services.
 Under the Proposed Agreement, FMR could also grant investment management authority with respect to all or a portion of the fund's assets to FMR Far East. If FMR Far East were to exercise investment management authority on behalf of the fund, it would be required, subject to the supervision of FMR, to direct the investments of the fund in accordance with the fund's investment objective, policies, and limitations as provided in the fund's prospectus or other governing instruments and such other limitations as the fund may impose by notice in writing to FMR or FMR Far East. If FMR grants investment management authority to FMR Far East with respect to all or a portion of the fund's assets, FMR Far East would be authorized to buy or sell stocks, bonds, and other securities for the fund subject to the overall supervision of FMR and the Board of Trustees. In addition, the Proposed Agreement would authorize FMR to delegate other investment management services to FMR Far East, including, but not limited to, currency management services (including buying and selling currency options and entering into currency forward and futures contracts on behalf of the fund), other transactions in futures contracts and options, and borrowing or lending portfolio securities. If any of these investment management services were delegated, FMR Far East would continue to be subject to the control and direction of FMR and the Board of Trustees and to be bound by the investment objective, policies, and limitations of the fund.
 THE PROPOSED AGREEMENT WOULD NOT INCREASE THE FEES PAID TO FMR BY THE FUND. To the extent that FMR granted investment management authority to FMR Far East, FMR would pay FMR Far East 50% of its monthly management fee with respect to the average net assets managed on a discretionary basis by FMR Far East for investment management services.
 If approved by shareholders, the Proposed Agreement would take effect on the first day of the first month following approval and would continue in force until July 31, 1998 and from year to year thereafter, but only as long as its continuance was approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund.
 The Proposed Agreement could be transferred to a successor of FMR Far East without resulting in its termination and without shareholder approval, as long as the transfer did not constitute an assignment under applicable securities laws and regulations. The Proposed
Agreement would be terminable on 60 days' written notice by either party to the agreement and the Proposed Agreement would terminate automatically in the event of its assignment.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. If the Proposed Agreement is approved by shareholders, the Proposed Agreement will take effect on the first day of the first month following approval. If the Proposed Agreement is not approved, FMR will consider alternative means of obtaining the investment services to be provided under the Proposed Agreement.
 OVERVIEW OF PROPOSED CHANGES TO FUNDAMENTAL POLICIES OF EACH OF THE EQUITY FUNDS (EXCEPT AMERICAN GOLD PORTFOLIO, CYCLICAL INDUSTRIES PORTFOLIO, NATURAL RESOURCES PORTFOLIO, AND BUSINESS SERVICES AND OUTSOURCING PORTFOLIO) AND THE MONEY MARKET FUND.
 Except for Precious Metals and Minerals Portfolio, each of the equity funds named above currently has a fundamental policy (unable to be changed without shareholder approval) that requires it to normally invest at least 80%, and in no event less than 25%, of its assets in securities of companies "principally engaged in" the business activities identified for that fund. For example, the Energy Portfolio must normally invest at least 80% of its assets in companies that are principally engaged in the energy field (such as oil, gas, electricity and coal). Both Precious Metals and Minerals Portfolio and Money
Market Portfolio have comparable 80% fundamental policies that differ in various ways from the general equity fund policy above (see
Proposal 8(a)).
 Each of the equity funds named above also has a related fundamental policy that establishes the criteria for determining when a company is to be considered "principally engaged in" a particular business activity. The policy states that a company is considered to be "principally engaged in" a designated business activity if at least
50% of its assets, gross income or net profits are committed to, or derived from, that activity.
 In addition to the 80% investment policy above, each fund also has a fundamental policy that generally requires the fund to invest primarily in companies engaged in the business activities identified for the fund. The Trustees do NOT propose to change these policies in any way. See Exhibit 6 on page for a description of each fund's "primarily invests in" policy.
 In February 1997, the SEC proposed a new rule governing the use of mutual fund names (Name Test Rule), which, upon its adoption, is likely to apply to the Select Portfolios. As proposed, the Name Test Rule requires, among other things, that a mutual fund with a name that suggests that the fund focuses its investments in securities of issuers in a particular industry to invest at least 80% of its assets in securities of issuers in that industry. It is not known what the final rule will require. FMR anticipates that the SEC will adopt a definitive version of the Name Test Rule later in 1998.
 When the SEC adopts a definitive version of the Name Test Rule, it is possible that some or all of the funds will have to modify their existing fundamental 80% investment policies to comply with the adopted rule. Accordingly, the Trustees propose that each fund's existing 80% fundamental policy (and related 50% "principally engaged in" policy) be made non-fundamental (future changes to the policies would only require approval by the Board of Trustees, not shareholders) in advance of the Name Test Rule's adoption. Thus, when the SEC adopts a definitive Name Test Rule, the Trustees will be able to modify the funds' policies to comply with the rule without the delay and expense of a shareholder meeting.
 In addition to making the 80% and 50% "principally engaged in" investment policies non-fundamental, the Trustees, for the reasons discussed below, also propose to modify the existing "principally engaged in" test to broaden the criteria used for determining when a company is considered to be "principally engaged in" a business activity (see Proposal 8(b) for more details). Other than making the funds' 80% policies and 50% "principally engaged in" policies non-fundamental and modifying the "principally engaged in" test as described below, the Trustees do not propose to make any other policy changes at this time.
 Specifically, the Trustees first propose, and recommend that shareholders approve, making each fund's existing 80% policy non-fundamental. If shareholders approve this proposal, the Trustees intend to adopt unchanged the previously fundamental 80% policy as a new non-fundamental policy of the fund. Secondly, the Trustees propose, and recommend that shareholders approve, making the "principally engaged in" policy non-fundamental. If shareholders approve this proposal, the Trustees intend to modify the "principally engaged in" test in the manner described in Proposal 8(b) and adopt the modified test as a new non-fundamental policy of the fund. When the SEC releases the definitive version of the Name Test Rule, the SEC may require that these newly adopted non-fundamental policies be further modified to conform to the requirements of the rule.
 Approval of the proposals will not alter any fundamental policy requiring a fund to invest primarily in companies engaged in business activities identified for the fund. All such policies will remain unchanged as fundamental policies of the funds.
 The following discussion provides the specifics of each proposal and should be referred to for more detailed information. American Gold Portfolio shareholders should refer to Proposals 9(a) and 9(b), which relate specifically to that fund.
        8(A)        TO MAKE THE FUNDS' CURRENT FUNDAMENTAL 80%
INVESTMENT POLICY NON-FUNDAMENTAL (MONEY MARKET PORTFOLIO AND EACH OF THE EQUITY FUNDS EXCEPT AMERICAN GOLD PORTFOLIO, CYCLICAL INDUSTRIES PORTFOLIO, NATURAL RESOURCES PORTFOLIO, AND BUSINESS SERVICES AND OUTSOURCING PORTFOLIO).
 The current fundamental 80% policy for each equity fund named above (except Precious Metals and Minerals Portfolio) is as follows:
    "Normally, at least 80%, and in no event less than 25%, of its assets will be invested in securities of companies principally engaged in the business activities identified for that fund."
 The current fundamental 80% policy for Precious Metals and Minerals Portfolio is as follows:
    "Under normal conditions, Precious Metals and Minerals will invest at least 80% of its assets in (i) securities of companies principally engaged in exploration, mining, processing, or dealing in gold, silver, platinum, diamonds, or other precious metals and minerals, and
(ii) precious metals."
 Money Market Portfolio's current fundamental 80% policy is as follows:
    "At all times, 80% or more of the fund's assets will be invested in money market instruments."
 The Board of Trustees has approved, and recommends that the shareholders of each fund approve, making each of the fundamental 80% policies above non-fundamental. If shareholders approve this proposal, the Trustees intend to adopt unchanged each fund's previously fundamental 80% policy as a new non-fundamental policy of the fund.
Each fund's new non-fundamental 80% policy is subject to further change upon release of the definitive Name Test Rule.
 Each equity fund named above also has a fundamental policy that generally requires the fund to invest no less than 25% of its assets in securities of companies principally engaged in the business activities identified for the fund. If the proposal is approved, this 25% minimum requirement would remain unchanged as a fundamental policy for each equity fund.
 Approval of the proposal will give the Trustees the flexibility to conform each fund's 80% policy to the requirements of the final Name Test Rule without the costs and delays of a shareholder meeting. Any future changes to the 80% policy would require the Board of Trustees' approval, but would not require shareholder approval.
 Approval of the proposal will not alter any fundamental policy requiring a fund to invest primarily in companies engaged in business activities identified for the fund. All such policies will remain unchanged as fundamental policies of the funds.
 The Trustees anticipate that approval of the proposal will have no material effect on a fund or its investment operations.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. Following shareholder approval, the proposed non-fundamental policy will become effective when the funds'
disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of a fund, that fund's current fundamental policy will remain in effect.
        8(B)        TO MAKE THE FUNDS' CURRENT FUNDAMENTAL 50%
"PRINCIPALLY ENGAGED IN" POLICIES NON-FUNDAMENTAL AND TO APPROVE
CHANGES TO THE POLICIES (EACH OF THE EQUITY FUNDS EXCEPT AMERICAN GOLD PORTFOLIO, CYCLICAL INDUSTRIES PORTFOLIO, NATURAL RESOURCES PORTFOLIO, AND BUSINESS SERVICES AND OUTSOURCING PORTFOLIO).
 Each of the equity funds named above currently has a fundamental 50% "principally engaged in" policy, which reads as follows:
    "A company is considered to be "principally engaged" in a
designated business activity if at least 50% of its assets, gross income, or net profits are committed to, or derived from, that activity."
 The Board of Trustees has approved, and recommends that the shareholders of each fund approve, making the existing 50%
"principally engaged in" policy non-fundamental. If shareholders approve this proposal, the Trustees intend to modify each fund's "principally engaged in" test in the manner described below and adopt the modified test as a new non-fundamental policy of the fund. The new non-fundamental policy is subject to further change upon release of the definitive Name Test Rule.
   PROPOSED NON-FUNDAMENTAL PRINCIPALLY ENGAGED IN POLICY
 The proposed non-fundamental "principally engaged in" policy for each fund is as follows (material to be added is ((underlined)) and material to be deleted is [bracketed]).
    "A company is considered to be "principally engaged" in a
designated business activity if (((i))) at least 50% of its assets, [gross] income, ((sales)) or [net] profits are committed to, or derived from, [that] ((the business)) activity((; or (ii) a third party has given the company an industry or sector classification consistent with the designated business activity))."
 Briefly stated, the proposed policy differs from the existing policy in three significant ways: (i) it is non-fundamental and may be changed by the Trustees in the future without shareholder approval;
(ii) it broadens the 50% "principally engaged in" test of the existing policy, i.e., it uses "assets, income, sales or profits" as determining criteria as opposed to "assets, gross income, or net profits"; and (iii) it adds a second alternative test for determining whether a company is to be considered principally engaged in a specific business activity, i.e., whether the company in question has received an industry or sector classification from a third party that is consistent with the business activity.
 By adding the second test and allowing a fund to use a variety of third party sources for making "principally engaged in"
determinations, the proposed policy will allow the fund greater access to companies commonly considered to be in industries consistent with the fund's designated business activities. For example, under the new policy, a fund could rely on company industry or sector classifications made by widely recognized securities index publishers, such as Standard & Poor's or Dow Jones. Moreover, the proposed policy will facilitate compliance monitoring by allowing a fund to rely on more comprehensive, accessible sources of industry classifications.
 Approval of the proposal will also give the Trustees the flexibility to conform each fund's "principally engaged in" policy to the requirements of the final Name Test Rule without the costs and delays of a shareholder meeting. As mentioned, any future changes to the policy would require the Board of Trustees' approval, but would not require shareholder approval.
    CONCLUSION.     The Board of Trustees has concluded that the
proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. Following shareholder approval, the proposed non-fundamental policy will become effective when the funds' disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of a fund, that fund's current fundamental policy will remain in effect.
 OVERVIEW OF PROPOSED CHANGES TO FUNDAMENTAL POLICIES OF AMERICAN GOLD
PORTFOLIO.
 American Gold Portfolio currently has a fundamental policy (unable to be changed without shareholder approval) that requires it to normally invest at least 80% of its assets in securities of North, Central and South American companies engaged in gold-related activities, and in gold bullion or coins (see Proposal 9(a)). In addition, like the other equity funds, American Gold Portfolio has an identical fundamental 50% "principally engaged in" policy; i.e., a company is considered to be "principally engaged in" a designated business activity if at least
50% of its assets, gross income or net profits are committed to, or derived from, that activity.
 The Trustees propose, and recommend that shareholders approve, making the fund's existing 80% policy non-fundamental (future changes to the policies would only require approval by the Board of Trustees, not shareholders). If shareholders approve this proposal, the Trustees intend to modify the policy to remove the words "North, Central and South American" (thereby allowing the fund to invest more significantly outside these regions) and to adopt the modified policy as a new non-fundamental policy of the fund. Upon implementation of the new 80% policy, the fund's name would be changed to "Gold Portfolio." Secondly, the Trustees propose, and recommend that shareholders approve, making the fund's existing "principally engaged in" policy non-fundamental. If shareholders approve this proposal, the Trustees intend to modify the policy in the manner described in
Proposal 9(b) and adopt the modified policy as a new non-fundamental policy of the fund.
 In addition to the 80% investment policy described above, American
Gold Portfolio also has a fundamental policy that requires the fund to invest primarily in companies engaged in exploration, mining, processing, or dealing in gold, or, to a lesser degree, in silver, platinum, diamonds, or other precious metals and minerals. The
Trustees do NOT propose to change this policy in any way.
 By making the fund's 80% and "principally engaged in" policies
non-fundamental, the Trustees will also be able to react    more
    quickly when the SEC adopts a definitive version of its proposed name test rule (Name Test Rule). The SEC first proposed the rule in February 1997. The rule governs the use of mutual fund names and, upon its adoption, is likely to apply to American Gold Portfolio. As proposed, the Name Test Rule requires, among other things, that a mutual fund with a name that suggests that the fund focuses its investments in securities of issuers in a particular industry to invest at least 80% of its assets in securities of issuers in that industry. It is not known what the final rule will require. FMR anticipates that the SEC will adopt a definitive version of the Name Test Rule later in 1998.
 When the SEC adopts a definitive version of the Name Test Rule, it is possible that the fund will have to modify its 80% investment policy to comply with the adopted rule. By making the fund's 80% policy (and related 50% "principally engaged in" policy) non-fundamental in advance of the Name Test Rule's adoption, the Trustees will be able to modify these policies to comply with the rule without the delay and expense of a shareholder meeting.
 Approval of the proposals will not alter the fund's fundamental policy requiring it to invest primarily in companies engaged in exploration, mining, processing, or dealing in gold, or to a lesser degree, in silver, platinum, diamonds, or other precious metals and minerals. This policy will remain unchanged as a fundamental policy of the fund.
 The following discussion provides the specifics of each proposal and should be referred to for more detailed information. Proposal 9(b) is substantially identical to Proposal 8(b).
        9(A)        TO MAKE AMERICAN GOLD PORTFOLIO'S CURRENT
FUNDAMENTAL 80% INVESTMENT POLICY NON-FUNDAMENTAL AND TO APPROVE
CHANGES TO THE POLICY.
 The fund's current fundamental 80% policy is as follows:
    "Normally at least 80% of the fund's assets will be invested in securities of North, Central and South American companies engaged in gold-related activities, and in gold bullion or coins."
 The Board of Trustees has approved, and recommends that the shareholders of the fund approve, making the fundamental 80% policy above non-fundamental. If shareholders approve this proposal, the Trustees intend to modify the fund's 80% policy in the manner described below and adopt the modified policy as a new non-fundamental policy of the fund. The new non-fundamental policy is subject to further change upon release of the definitive Name Test Rule. Any future changes to the 80% policy would require the Board of Trustees' approval, but would not require shareholder approval.
 Approval of the proposal will not affect the fund's fundamental policy that generally requires the fund to invest no less than 25% of its assets in securities of companies principally engaged in gold-related activities. If the proposal is approved, this 25% minimum requirement would remain as a fundamental policy of the fund.
  PROPOSED NON-FUNDAMENTAL 80% POLICY.
 The fund's proposed non-fundamental 80% policy would no longer include the words "North, Central and South American" thereby allowing the fund greater flexibility to invest globally rather than focusing on issuers located in the Americas. The proposed policy is as follows (material to be deleted is [bracketed]):
    "Normally at least 80% of the fund's assets will be invested in securities of [North, Central and South American] companies engaged in gold-related activities, and in gold bullion or coins."
   Gold-related activities may include exploration, mining,
processing, or dealing in gold or the manufacture and distribution of gold products such as jewelry, watches, and gold foil and leaf.
 Upon implementation of the new policy, the fund's name will change to "Gold Portfolio."
 When the fund commenced operations in 1985, the political climate in South Africa was turbulent, there was widespread disapproval of
apartheid    , and the U.S. Government had imposed restrictions on
investing in that country. Consequently, American Gold Portfolio focused on the American continents for its investments. In the early 1990's, due to positive political developments, the U.S. Government lifted legal restrictions on investing in South Africa.
 The Trustees believe that it is appropriate at this time to amend the fund's 80% policy to allow the fund to invest more extensively in
South African and other non-American companies. This shift to a global strategy will allow the fund to greater diversify its investments.
 Currently, the fund can invest up to 20% of its assets outside of the Americas. Approval of the proposed non-fundamental investment policy would allow the fund to invest up to 100% of its assets anywhere in the world. By allowing the fund to invest more significantly outside the United States, the proposed policy may expose the fund to greater foreign risk, including risks specific to investing in South Africa. Investments in foreign securities generally involve increased political and economic risk as well as exposure to currency fluctuations. The proposed policy will not change, however, the primary risk of the fund: the risk associated with investing in gold and gold-related securities.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. Following shareholder approval, the proposed non-fundamental policy and name change will become effective when the fund's disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of the fund, the fund's current fundamental policy and current name will remain in effect.
 9(B) TO MAKE AMERICAN GOLD PORTFOLIO'S CURRENT FUNDAMENTAL 50% "PRINCIPALLY ENGAGED IN" POLICY NON-FUNDAMENTAL AND TO APPROVE CHANGES TO THE POLICY.
 The fund's current fundamental 50% "principally engaged in" policy for determining eligible investments is as follows:
    "A company is considered to be principally engaged in a designated business activity if at least 50% of its assets, gross income, or net profits are committed to, or derived from, that activity."
 The Board of Trustees has approved, and recommends that the shareholders of the fund approve, making the existing 50% "principally engaged in" policy non-fundamental. If shareholders approve this proposal, the Trustees intend to modify the fund's "principally engaged in" test in the manner described below and adopt the modified test as a new non-fundamental policy of the fund. The new non-fundamental policy is subject to further change upon release of the definitive Name Test Rule.
   PROPOSED NON-FUNDAMENTAL PRINCIPALLY ENGAGED IN POLICY
 The proposed non-fundamental "principally engaged in" policy for the fund is as follows (material to be added is ((underlined)) and material to be deleted is [bracketed]).
    "A company is considered to be principally engaged in a designated business activity if (((i))) at least 50% of its assets, [gross]
income, ((sales)) or [net] profits are committed to, or derived from, [that] ((the business)) activity((; or (ii) a third party has given the company an industry or sector classification consistent with the designated business activity))."
 Briefly stated, the proposed policy differs from the existing policy in three significant ways: (i) it is non-fundamental and may be changed by the Trustees in the future without shareholder approval;
(ii) it broadens the 50% "principally engaged in" test of the existing policy, i.e., it uses "assets, income, sales or profits" as determining criteria as opposed to "assets, gross income, or net profits"; and (iii) it adds a second alternative test for determining whether a company is to be considered principally engaged in a specific business activity, i.e., whether the company in question has received an industry or sector classification from a third party that is consistent with the business activity.
 By adding the second test and allowing a fund to use a variety of third party sources for making "principally engaged in"
determinations, the proposed policy will allow the fund greater access to companies commonly considered to be in industries consistent with the fund's designated business activities. For example, under the new policy, a fund could rely on company industry or sector classifications made by widely recognized securities index publishers, such as Standard & Poor's or Dow Jones. Moreover, the proposed policy will facilitate compliance monitoring by allowing a fund to rely on more comprehensive, accessible sources of industry classifications.
 Approval of the proposal will also give the Trustees the flexibility to conform the fund's "principally engaged in" policy to the requirements of the final Name Test Rule without the costs and delays of a shareholder meeting. As mentioned, any future changes to the policy would require the Board of Trustees' approval, but would not require shareholder approval.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. Following shareholder approval, the proposed non-fundamental policy will become effective when the fund's disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of the fund, the fund's current fundamental policy will remain in effect.
 10. TO MAKE THE CURRENT FUNDAMENTAL 15% "PRINCIPALLY ENGAGED IN"
POLICY FOR BROKERAGE AND INVESTMENT MANAGEMENT PORTFOLIO AND FINANCIAL SERVICES PORTFOLIO NON-FUNDAMENTAL.
 Currently, both Brokerage and Investment Management Portfolio and Financial Services Portfolio have a fundamental policy stating that an issuer that derives more than 15% of revenues or profits from brokerage or investment management activities is considered to be "principally engaged in" the business activities identified for those funds. These two funds adopted this policy to be consistent with the SEC's definition of companies engaged in "securities related businesses" that is contained in Rule 12d3-1 under the 1940 Act.
 When the SEC adopts a definitive version of the Name Test Rule, it is possible that each fund will also have to modify the foregoing policy to comply with the adopted rule. Before it could modify its policy, each fund would have to seek shareholder approval of any required conforming changes. Accordingly, the Trustees propose that each fund's policy be made non-fundamental in advance of the Name Test Rule's adoption. Thus, when the SEC adopts a definitive Name Test Rule, the Trustees will have the ability to modify the policies to comply with the rule without the delay and expense of a shareholder meeting.
 The Board of Trustees has approved, and recommends that the shareholders of each fund approve, making the fundamental policies above non-fundamental. If shareholders approve this proposal, the Trustees intend to adopt unchanged each fund's previously fundamental policy as a new non-fundamental policy of the fund. Each fund's new non-fundamental 15% policy is subject to further change upon release of the definitive Name Test Rule.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. Following shareholder approval, the non-fundamental policy will become effective when the funds'
disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of a fund, that fund's current fundamental policy will remain in effect.
 11. TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATIONS CONCERNING DIVERSIFICATION FOR FINANCIAL SERVICES PORTFOLIO, HOME FINANCE PORTFOLIO, REGIONAL BANKS PORTFOLIO, AND MONEY MARKET PORTFOLIO.
 The money market fund's current fundamental investment limitation concerning diversification is as follows:
    "The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or
(b) the fund would hold more than 10% of the outstanding voting securities of that issuer."
 The current fundamental investment limitations concerning diversification for Financial Services Portfolio, Home Finance Portfolio, and Regional Banks Portfolio are as follows:
    "The fund may not with respect to 75% of total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government, or any of its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of that issuer."
   and
    "The fund may not purchase the securities of any issuer (except securities issued or guaranteed by the United States government or its agencies or instrumentalities) if, as a result, more than 10% of the outstanding voting securities of that issuer would be owned by the fund."
 The Trustees recommend that shareholders of each fund vote to replace the current fundamental investment limitation for the money market
fund and    the     current fundamental investment limitations for
Financial Services Portfolio, Home Finance Portfolio, and Regional
Banks Portfolio with the following amended fundamental investment limitation governing diversification:
    "The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer."
 For the money market fund, the amended fundamental diversification
limitation makes one change from the current limitation   :     it
would permit the fund, subject to applicable 1940 Act requirements, to invest without limit in the securities of other investment companies. Pursuant to an order of exemption granted by the SEC, the fund may invest up to 25% of total assets in non-publicly offered money market funds (the Central Funds) managed by FMR or an affiliate of FMR. The Central Funds do not currently pay investment advisory, management, or transfer agent fees, but do pay minimal fees for services, such as custodian, auditor, and Independent Trustees fees. If the proposal is approved the fund may increase its investment in the Central Funds in addition to investing directly in money market securities. FMR believes that the fund will benefit by having the Central Funds available as an investment alternative without having to incur the cost of a shareholder meeting.
 For Financial Services Portfolio, Home Finance Portfolio, and
Regional Banks Portfolio, the amended fundamental diversification limitation makes two changes from the current limitation. First, subject to applicable 1940 Act requirements, it would permit each fund to invest without limit in the securities of other investment companies. Pursuant to an order of exemption granted by the SEC, each fund may invest up to 25% of total assets in non-publicly offered money market or short-term bond funds (the Central Funds) managed by
FMR or an affiliate of FMR. The Central Funds do not currently pay investment advisory, management, or transfer agent fees, but do pay minimal fees for services, such as custodian, auditor, and Independent Trustees fees. FMR anticipates that the Central Funds will benefit each fund by enhancing the efficiency of cash management and by providing increased short-term investment opportunities. If the proposal is approved, the Central Funds are expected to serve as a principal option for cash investment for each fund. Second, the amended fundamental limitation would allow each fund, with respect to 25% of its total assets, to hold more than 10% of the voting securities of any issuer. The percentage limits in the proposed fundamental limitation concerning diversification are the percentage limitations imposed by the 1940 Act for diversified investment companies. The fund will continue to be required to invest 75% of its total assets so that no more than 5% of total assets are invested in any one issuer and will now be required to invest 75% of its total assets so that the fund owns no more than 10% of the voting securities of any such issuer. FMR does not currently expect that approval of this proposal will materially affect the way in which each fund is managed with regard to a fund's holding more than 10% of the voting securities of an issuer.
 If the new fundamental investment limitation is adopted as proposed, the money market fund will continue to follow the following non-fundamental diversification limitation previously adopted by the Board of Trustees for the fund:
    "The fund does not currently intend to purchase a security (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of a single issuer; provided that the fund may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days. (This limit does not apply to securities of other open-end investment companies managed by FMR or a successor or affiliate purchased pursuant to an exemptive order granted by the
SEC.)"
 The non-fundamental investment limitation reflects the limitations imposed by regulations applicable to taxable money market funds and the SEC exemptive order discussed above. Money Market Portfolio intends to interpret the fundamental and non-fundamental investment limitations in accordance with SEC regulations applicable to money market funds. The non-fundamental limitation stated above could change as a result of recently adopted regulations applicable to money market funds, but it is not expected that these changes would impact how the fund is managed.
 If this proposal is approved, the amended fundamental diversification limitations cannot be changed without the approval of the shareholders and the non-fundamental limitation cannot be changed without the approval of the Board of Trustees.
 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. The amended fundamental diversification limitation, upon shareholder approval, will become effective when the disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of a fund, that fund's current fundamental diversification limitation will remain unchanged.
OTHER BUSINESS
 The Board knows of no other business to be brought before the
Meeting. However, if any other matters properly come before the
Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated. ACTIVITIES AND MANAGEMENT OF FMR
 FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies. Information concerning the advisory fees, net assets, and total expenses of funds with investment objectives similar to the equity funds and advised by FMR is contained in the Table of Average Net Assets and Expense Ratios in Exhibit 7
beginning on page        . Information concerning the advisory fees,
net assets, and total expenses of funds with investment objectives similar to the money market funds and advised by FMR is contained in the Table of Average Net Assets and Expense Ratios in Exhibit 8
beginning on page        .
 FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
 The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board and of the Executive Committee; Robert C. Pozen, President; and Peter
S. Lynch, Vice Chairman. Each of the Directors is also a Trustee of the trust. Messrs. Johnson 3d, Pozen, J. Gary Burkhead, John H. Costello, Eric D. Roiter, Thomas D. Maher, Thomas Simpson, Richard A. Silver, Leonard M. Rush, Fred L. Henning, Jr., Boyce Greer, and John Todd are currently officers of the trust and officers or employees of FMR or FMR Corp. With the exception of Mr. Costello, Mr. Simpson,
   and     Mr. Silver, all of these persons hold or have options to
acquire stock of FMR Corp. The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts
02109.
 All of the stock of FMR is owned by its parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. Members of Mr. Edward C. Johnson 3d's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.
 During the period March 1, 1996 through January 31, 1998, no transactions were entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp.
ACTIVITIES AND MANAGEMENT OF FMR U.K. AND FMR FAR EAST
 FMR U.K. and FMR Far East are wholly-owned subsidiaries of FMR formed in 1986 to provide research and investment advice with respect to companies based outside the United States for certain funds for which FMR acts as investment adviser. FMR may also grant the sub-advisers investment management authority as well as authority to buy and sell securities for certain of the funds for which it acts as investment adviser, if FMR believes it would be beneficial to a fund.
 Funds with investment objectives similar to American Gold Portfolio managed by FMR with respect to which FMR currently has sub-advisory agreements with either FMR U.K. or FMR Far East, and the net assets of each of these funds, are indicated in the Table of Average Net Assets
and Expense Ratios in Exhibit 7 beginning on page        .
 The Directors of FMR U.K. and FMR Far East are Edward C. Johnson 3d, Chairman, and Robert C. Pozen, President. Mr. Johnson 3d also is President and a Trustee of the trust and other funds advised by FMR; Chairman and a Director of FIMM; Chairman, Chief Executive Officer, President, and a Director of FMR Corp.; Chairman of the Board and of
the Executive Committee of FMR; and a Director of FMR. In addition,
Mr. Pozen is Senior Vice President and a Trustee of the trust and of other funds advised by FMR; a Director of FMR Corp.; Director of FMR; and President and Director of FIMM. Each of the Directors is a stockholder of FMR Corp. The principal business address of the
Directors is 82 Devonshire Street, Boston, Massachusetts 02109. ACTIVITIES AND MANAGEMENT OF FIMM
 FIMM is a wholly owned subsidiary of FMR formed in 1997 to provide portfolio management services to Fidelity's money market funds and investment advice with respect to money market instruments.
 Funds with investment objectives similar to the money market fund for which FMR has entered into a sub-advisory agreement with FIMM (the successor to FMR Texas), and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios in
Exhibit 8 beginning on page        .
 The Directors of FIMM are Edward C. Johnson 3d, Chairman, and Robert
C. Pozen, President. Mr. Johnson 3d also is President and a Trustee of the trust and of other funds advised by FMR; Chairman, Chief Executive Officer, President, and a Director of FMR Corp.; Chairman of the Board and of the Executive Committee of FMR; a Director of FMR; and Chairman and Director of FMR U.K. and FMR Far East. In addition, Mr. Pozen is Senior Vice President and a Trustee of the trust and of other funds advised by FMR; a Director of FMR Corp.; Director of FMR; and
President and Director of FMR U.K. and FMR Far East. Each of the Directors is a stockholder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109. PRESENT MANAGEMENT CONTRACTS FOR THE EQUITY FUNDS (EXCEPT CYCLICAL INDUSTRIES PORTFOLIO, NATURAL RESOURCES PORTFOLIO, AND BUSINESS
SERVICES AND OUTSOURCING PORTFOLIO) AND THE MONEY MARKET FUND
 Each fund employs FMR to furnish investment advisory and other services. Under its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of each fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing each fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.
 In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal and state laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees. Services provided by affiliates of FMR will continue under the proposed management contracts described in Proposals 4 and
5.
 In addition to the management fee payable to FMR, each fund pays transfer agent and pricing and bookkeeping fees to Fidelity Service Company, Inc.(FSC), an affiliate of FMR, its transfer, dividend disbursing, and shareholder servicing agent. Although each fund's current management contract provides that each fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders, the
trust, on behalf of each fund   ,     has entered into a revised
transfer agent agreement with FSC, pursuant to which FSC bears the costs of providing these services to existing shareholders. Other expenses paid by each fund include interest, taxes, brokerage commissions, and each fund's proportionate share of insurance premiums and Investment Company Institute dues. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which each fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
 Transfer agent fees and pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid to FSC by the funds for fiscal 1997 are presented in the table below.
FUND                                  TRANSFER AGENT    PRICING AND
                                      FEES              BOOKKEEPING FEES

AIR TRANSPORTATION                     $ 901,731         $ 92,138

AMERICAN GOLD                          $ 2,756,985       $ 416,410

AUTOMOTIVE                             $ 921,947         $ 120,805

BIOTECHNOLOGY                          $ 6,104,217       $ 612,580

BROKERAGE AND INVESTMENT MANAGEMENT    $ 523,823         $ 88,697

CHEMICALS                              $ 1,278,656       $ 123,784

COMPUTERS                              $ 4,038,434       $ 520,629

CONSTRUCTION AND HOUSING               $ 397,614         $ 76,325

CONSUMER INDUSTRIES                    $ 346,240         $ 60,450

DEFENSE AND AEROSPACE                  $ 386,697         $ 61,443

DEVELOPING COMMUNICATIONS              $ 2,791,043       $ 308,377

ELECTRONICS                            $ 7,986,832       $ 799,758

ENERGY                                 $ 1,422,758       $ 177,681

ENERGY SERVICE                         $ 3,169,285       $ 445,567

ENVIRONMENTAL SERVICES                 $ 512,668         $ 64,394

FINANCIAL SERVICES                     $ 1,891,458       $ 276,349

FOOD AND AGRICULTURE                   $ 2,162,676       $ 279,388

HEALTH CARE                            $ 8,040,876       $ 805,100

HOME FINANCE                           $ 4,319,789       $ 596,198

INDUSTRIAL EQUIPMENT                   $ 651,519         $ 93,288

INDUSTRIAL MATERIALS                   $ 750,324         $ 98,357

INSURANCE                              $ 289,430         $ 60,415

LEISURE                                $ 846,466         $ 107,125

MEDICAL DELIVERY                       $ 1,771,354       $ 215,825

MULTIMEDIA                             $ 692,306         $ 85,280

NATURAL GAS                            $ 993,719         $ 113,435

PAPER AND FOREST PRODUCTS              $ 385,303         $ 60,429

PRECIOUS METALS AND MINERALS           $ 2,756,564       $ 333,124

REGIONAL BANKS                         $ 2,777,054       $ 408,850

RETAILING                              $ 1,497,747       $ 222,542

SOFTWARE AND COMPUTER SERVICES         $ 3,288,164       $ 419,686

TECHNOLOGY                             $ 3,384,527       $ 466,774

TELECOMMUNICATIONS                     $ 3,696,269       $ 479,593

TRANSPORTATION                         $ 155,420         $ 60,368

UTILITIES GROWTH                       $ 1,743,986       $ 239,403

MONEY MARKET                           $ 1,976,166       $ 108,892

    FSC also received fees for administering each fund's securities lending program. Securities lending fees are based on the number and duration of individual securities loans. Securities lending fees for fiscal 1997 for the funds are presented in the table below.
FUND                                  SECURITIES LENDING
                                      FEES

AIR TRANSPORTATION                     $ 0

AMERICAN GOLD                          $ 3,065

AUTOMOTIVE                             $ 0

BIOTECHNOLOGY                          $ 9,415

BROKERAGE AND INVESTMENT MANAGEMENT    $ 0

CHEMICALS                              $ 770

COMPUTERS                              $ 6,265

CONSTRUCTION AND HOUSING               $ 445

CONSUMER INDUSTRIES                    $ 0

DEFENSE AND AEROSPACE                  $ 0

DEVELOPING COMMUNICATIONS              $ 0

ELECTRONICS                            $ 13,690

ENERGY                                 $ 2,320

ENERGY SERVICE                         $ 1,290

ENVIRONMENTAL SERVICES                 $ 0

FINANCIAL SERVICES                     $ 0

FOOD AND AGRICULTURE                   $ 0

HEALTH CARE                            $ 7,915

HOME FINANCE                           $ 0

INDUSTRIAL EQUIPMENT                   $ 0

INDUSTRIAL MATERIALS                   $ 0

INSURANCE                              $ 0

LEISURE                                $ 0

MEDICAL DELIVERY                       $ 8,9   0    0

MULTIMEDIA                             $ 0

NATURAL GAS                            $ 0

PAPER AND FOREST PRODUCTS              $ 0

PRECIOUS METALS AND MINERALS           $ 710

REGIONAL BANKS                         $ 3,860

RETAILING                              $ 4,965

SOFTWARE AND COMPUTER SERVICES         $ 5,940

TECHNOLOGY                             $ 16,005

TELECOMMUNICATIONS                     $ 10,530

TRANSPORTATION                         $ 0

UTILITIES GROWTH                       $ 780

MONEY MARKET                           $ 0

 Each fund also has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Each distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR. Sales charge revenue paid to, and retained by, FDC for fiscal 1997 is shown in the following table. FDC collected deferred sales charge revenue during fiscal 1997 as shown in the following table.
FUND                                  SALES CHARGE    DEFERRED SALES
                                      REVENUES        CHARGES

AIR TRANSPORTATION                     $ 688,390       $ 1,386

AMERICAN GOLD                          $ 1,162,696     $ 43,678

AUTOMOTIVE                             $ 466,135       $ 2,159

BIOTECHNOLOGY                          $ 1,854,442     $ 41,551

BROKERAGE AND INVESTMENT MANAGEMENT    $ 903,649       $ 1,311

CHEMICALS                              $ 579,393       $ 6,478

COMPUTERS                              $ 2,540,952     $ 5,155

CONSTRUCTION AND HOUSING               $ 174,919       $ 1,261

CONSUMER INDUSTRIES                    $ 169,639       $ 682

DEFENSE AND AEROSPACE                  $ 292,571       $ 1,408

DEVELOPING COMMUNICATIONS              $ 733,692       $ 7,987

ELECTRONICS                            $ 9,021,074     $ 9,923

ENERGY                                 $ 1,029,850     $ 14,667

ENERGY SERVICE                         $ 4,165,989     $ 10,974

ENVIRONMENTAL SERVICES                 $ 177,009       $ 9,944

FINANCIAL SERVICES                     $ 1,400,884     $ 8,487

FOOD AND AGRICULTURE                   $ 1,095,115     $ 7,683

HEALTH CARE                            $ 2,553,184     $ 69,909

HOME FINANCE                           $ 5,869,188     $ 4,653

INDUSTRIAL EQUIPMENT                   $ 252,021       $ 2,660

INDUSTRIAL MATERIALS                   $ 866,268       $ 4,072

INSURANCE                              $ 248,750       $ 1,364

LEISURE                                $ 282,104       $ 14,717

MEDICAL DELIVERY                       $ 567,463       $ 6,016

MULTIMEDIA                             $ 338,283       $ 4,261

NATURAL GAS                            $ 682,901       $ 2,332

PAPER AND FOREST PRODUCTS              $ 126,407       $ 2,892

PRECIOUS METALS AND MINERALS           $ 669,762       $ 45,427

REGIONAL BANKS                         $ 3,497,512     $ 3,702

RETAILING                              $ 838,536       $ 4,812

SOFTWARE AND COMPUTER SERVICES         $ 1,921,006     $ 5,034

TECHNOLOGY                             $ 1,543,709     $ 36,252

TELECOMMUNICATIONS                     $ 1,182,016     $ 30,536

TRANSPORTATION                         $ 101,332       $ 682

UTILITIES GROWTH                       $ 238,618       $ 38,523

MONEY MARKET                           $ 2,788,424     $ 97,630

    EQUITY FUNDS.     FMR is each fund's manager pursuant to
management contracts dated March 1, 1994, which were approved by shareholders on February 16, 1994. For each fund (except Home Finance Portfolio and Natural Gas Portfolio), shareholder approval had been requested to modify the group fee portion of the management fee to provide for lower fee rates if FMR's assets under management remain above $138 billion. For Home Finance Portfolio and Natural Gas Portfolio, shareholder approval had been requested to modify the group fee portion of the management fee to provide for lower fee rates if FMR's assets under management remain above $228 billion.
 For the services of FMR under the contracts, each fund pays FMR a monthly management fee composed of the sum of two elements: a group fee rate and an individual fund fee rate.
 The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts and is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown below on the left. The schedule below on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee
rate at $   472     billion of group net assets    -     the
approximate level for February 1997    -     was    0.3005    %, which
is the weighted average of the respective fee rates for each level of
group net assets up to $   472     billion.
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES


AVERAGE GROUP                           ANNUALIZED   GROUP NET        EFFECTIVE ANNUAL
ASSETS                                  RATE         ASSETS           FEE RATE

 0                 -       $3 BILLION    .5200%       $ 0.5 BILLION    .5200%

 3                 -       6             .4900         25              .4238

 6                 -       9             .4600         50              .3823

 9                 -       12            .4300         75              .3626

 12                -       15            .4000         100             .3512

 15                -       18            .3850         125             .3430

 18                -       21            .3700         150             .3371

 21                -       24            .3600         175             .3325

 24                -       30            .3500         200             .3284

 30                -       36            .3450         225             .3253

 36                -       42            .3400         250             .3223

 42                -       48            .3350         275             .3198

 48                -       66            .3250         300             .3175

 66                -       84            .3200         325             .3153

 84                -       102           .3150         350             .3133

 102               -       138           .3100

 138               -       174           .3050

 174               -       228           .3000

 228               -       282           .2950

 282               -       336           .2900

 OVER                      336           .2850


 Prior to March 1, 1994, the group fee rate was based on a schedule with breakpoints ending at .3100% for average group assets in excess of $102 billion. The group fee rate breakpoints shown above for average group assets in excess of $138 billion and under $228 billion were voluntarily adopted by FMR on January 1, 1992. The additional breakpoints shown above for average group assets in excess of $228 billion were voluntarily adopted by FMR on November 1, 1993. Each fund's current management contract reflects these extensions of the group fee rate schedule.
 On August 1, 1994, FMR voluntarily revised the prior extensions to the group fee rate schedule, and added new breakpoints for average group assets in excess of $210 billion and under $390 billion as shown in the schedule below, pending shareholder approval of a new management contract reflecting the revised schedule. The revised group fee rate schedule provides for lower management fee rates as FMR's assets under management increase. The revised group fee rate schedule was identical to the above schedule for average group assets under $210 billion.
 On January 1, 1996, FMR voluntarily added new breakpoints to the revised schedule for average group assets in excess of $390 billion, pending shareholder approval of a new management contract reflecting the revised schedule and additional breakpoints. The revised group fee rate schedule and its extensions provide for lower management fee rates as FMR's assets under management increase. For average group assets in excess of $210 billion, the revised group fee rate schedule with additional breakpoints voluntarily adopted by FMR is as follows:
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES


AVERAGE GROUP                              ANNUALIZED   GROUP NET        EFFECTIVE ANNUAL
ASSETS                                     RATE         ASSETS           FEE RATE

 174               -        $210 BILLION    .3000%       $ 150 BILLION    .3371%

 210               -       246              .2950%        175             .3325

 246               -       282              .2900         200             .3284

 282               -       318              .2850         225             .3249

 318               -       354              .2800         250             .3219

 354               -       390              .2750         275             .3190

 390               -       426              .2700         300             .3163

 426               -       462              .2650         325             .3137

 462               -       498              .2600         350             .3113

 498               -       534              .2550         375             .3090

 OVER                      534              .2500         400             .3067

                                                          425             .3046

                                                          450             .3024

                                                          475             .3003

                                                          500             .2982

                                                          525             .2962

                                                          550             .2942


 Each fund's individual fund fee rate is 0.30%. Based on the average group net assets of the funds advised by FMR for February 1997, the annual management fee rate for each fund would be calculated as follows:
GROUP FEE RATE         INDIVIDUAL FUND         MANAGEMENT FEE RATE
                       FEE RATE

0.3005%          +     0.30%             =     0.6005%

 One-twelfth of this annual management fee rate is applied to each fund's net assets averaged for the month, giving a dollar amount, which is the fee for that month.
    MONEY MARKET FUND.     FMR is the fund's manager pursuant to a
management contract dated March 1, 1994, which was approved by shareholders on February 16, 1994. Shareholder approval had been requested to change the calculation of the management fee from a monthly fee computed on the basis of the fund's gross income to a monthly fee composed of a basic fee (a set individual fund fee rate plus a varying group fee rate) and an income-based fee (varies according to the fund's yield) and to change certain terms of the contract relating to portfolio transactions.
 For the services of FMR under the contract, the fund pays FMR a monthly management fee composed of a group fee rate, an individual fund fee rate (0.03%), and an income-based component of 6% of the fund's gross income in excess of a 5% yield. The maximum income-based component is 0.24% of average net assets.
 The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts and is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown below on the left. The schedule below on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee
rate at $   472     billion of group net assets    -     the
approximate level for February 1997    -     was    0.1414    %, which
is the weighted average of the respective fee rates for each level of
group net assets up to $   472     billion.
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES


AVERAGE GROUP                           ANNUALIZED   GROUP NET        EFFECTIVE ANNUAL
ASSETS                                  RATE         ASSETS           FEE RATE

 0                 -       $3 BILLION    .3700%       $ 0.5 BILLION    .3700%

 3                 -       6             .3400        25               .2664

 6                 -       9             .3100        50               .2188

 9                 -       12            .2800        75               .1986

 12                -       15            .2500        100              .1869

 15                -       18            .2200        125              .1793

 18                -       21            .2000        150              .1736

 21                -       24            .1900        175              .1695

 24                -       30            .1800        200              .1658

 30                -       36            .1750        225              .1629

 36                -       42            .1700        250              .1604

 42                -       48            .1650        275              .1583

 48                -       66            .1600        300              .1565

 66                -       84            .1550        325              .1548

 84                -       120           .1500        350              .1533

 120               -       174           .1450        400              .1507

 174               -       228           .1400

 228               -       282           .1375

 282               -       336           .1350

 OVER                      336           .1325




 On August 1, 1994, FMR voluntarily revised the prior extensions to the group fee rate schedule, and added new breakpoints for average group assets in excess of $156 billion and under $372 billion as shown in the schedule below, pending shareholder approval of a new management contract reflecting the revised schedule. The revised group fee rate schedule provides for lower management fee rates as FMR's assets under management increase. The revised group fee rate schedule was identical to the above schedule for average group assets under $156 billion.
 On January 1, 1996, FMR voluntarily added new breakpoints to the revised schedule for average group assets in excess of $372 billion, pending shareholder approval of a new management contract reflecting the revised schedule and additional breakpoints. The revised group fee rate schedule and its extensions provide for lower management fee rates as FMR's assets under management increase. For average group assets in excess of $156 billion, the revised group fee rate schedule with additional breakpoints voluntarily adopted by FMR is as follows:
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES


AVERAGE GROUP                              ANNUALIZED   GROUP NET        EFFECTIVE ANNUAL
ASSETS                                     RATE         ASSETS           FEE RATE

 120               -        $156 BILLION    .1450%       $ 150 BILLION    .1736%

 156               -       192              .1400         175             .1690

 192               -       228              .1350         200             .1652

 228               -       264              .1300         225             .1618

 264               -       300              .1275         250             .1587

 300               -       336              .1250         275             .1560

 336               -       372              .1225         300             .1536

 372               -       408              .1200         325             .1514

 408               -       444              .1175         350             .1494

 444               -       480              .1150         375             .1476

 480               -       516              .1125         400             .1459

 OVER                      516              .1100         425             .1443

                                                          450             .1427

                                                          475             .1413

                                                          500             .1399

                                                          525             .1385

                                                          550             .1372


 The individual fund fee rate is 0.03%.
 One-twelfth of the sum of the group fee rate and the individual fund fee rate is applied to the fund's average net assets for the month, giving a dollar amount which is the fee for that month.
 If the fund's monthly gross yield is 5% or less, the total management fee is the sum of the group fee and the individual fund fee. If the fund's monthly gross yield is greater than 5%, the management fee that FMR receives includes an income-based component. The income-based component equals 6% of that portion of the fund's gross income that represents a gross yield of more than 5% per year. The maximum income-based component is 0.24% (annualized) of average net assets, at a fund gross yield of 9% or more. Gross income for this purpose, includes interest accrued and/or discount earned (including both original issue discount and market discount) on portfolio obligations, less amortization of premium. Realized and unrealized gains and losses, if any, are not included in gross income.
 During fiscal 1997, FMR received the following dollar amounts for its services as investment adviser to the funds. This fee was equivalent to the following percentages of the average net assets of the funds.

FUND                                  MANAGEMENT FEE     MANAGEMENT FEE AS A
                                                         PERCENTAGE OF AVERAGE
                                                         NET ASSETS

AIR TRANSPORTATION                     $ 539,940          0.6042%

AMERICAN GOLD                          $ 2,501,556        0.6043%

AUTOMOTIVE                             $ 726,743          0.6047%

BIOTECHNOLOGY                          $ 4,324,960        0.6047%

BROKERAGE AND INVESTMENT MANAGEMENT    $ 448,938          0.6193%

CHEMICALS                              $ 745,680          0.6040%

COMPUTERS                              $ 3,309,228        0.6054%

CONSTRUCTION AND HOUSING               $ 408,988          0.6012%

CONSUMER INDUSTRIES                    $ 154,434          0.6041%

DEFENSE AND AEROSPACE                  $ 268,010          0.6073%

DEVELOPING COMMUNICATIONS              $ 1,856,888        0.6038%

ELECTRONICS                            $ 7,859,173        0.6059%

ENERGY                                 $ 1,066,783        0.6048%

ENERGY SERVICE                         $ 2,790,650        0.6046%

ENVIRONMENTAL SERVICES                 $ 252,081          0.6066%

FINANCIAL SERVICES                     $ 1,661,452        0.6068%

FOOD AND AGRICULTURE                   $ 1,682,437        0.6035%

HEALTH CARE                            $ 7,661,331        0.6048%

HOME FINANCE                           $ 4,201,147        0.6074%

INDUSTRIAL EQUIPMENT                   $ 560,442          0.6058%

INDUSTRIAL MATERIALS                   $ 590,927          0.6037%

INSURANCE                              $ 204,881          0.6055%

LEISURE                                $ 643,761          0.6046%

MEDICAL DELIVERY                       $ 1,307,251        0.6042%

MULTIMEDIA                             $ 513,562          0.6034%

NATURAL GAS                            $ 679,330          0.6014%

PAPER AND FOREST PRODUCTS              $ 194,763          0.6037%

PRECIOUS METALS AND MINERALS           $ 2,005,219        0.6040%

REGIONAL BANKS                         $ 2,534,699        0.6081%

RETAILING                              $ 1,338,783        0.6032%

SOFTWARE AND COMPUTER SERVICES         $ 2,546,782        0.6044%

TECHNOLOGY                             $ 2,800,144        0.6046%

TELECOMMUNICATIONS                     $ 2,878,937        0.6037%

TRANSPORTATION                         $    50,368        0.   4000    %

UTILITIES GROWTH                       $ 1,440,039        0.6046%

MONEY MARKET                           $ 1,584,080        0.20   29    %

 FMR may, from time to time, voluntarily reimburse all or a portion of each fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year. Expense reimbursements by FMR will increase each fund's total
returns and for the money market fund its yield   ,     and repayment
of the reimbursement by each fund will lower its total returns and for the money market fund its yield.
 During fiscal 1997, FMR voluntarily agreed, subject to revision or termination, to reimburse Transportation Portfolio to the extent that its aggregate operating expenses, including management fees, were in excess of an annual rate of 2.50% of average net assets of the funds. If this reimbursement had not been in effect, for fiscal 1997, FMR
would have received fees amounting to $   75,979,     which would have
been equivalent to    0.6028    % of average net assets of the fund
(after reduction for compensation to the non-interested Trustees). SUB-ADVISORY AGREEMENTS
    MONEY MARKET FUND.     On behalf of Money Market Portfolio, FMR
has entered into a sub-advisory agreement with Fidelity Investments Money Management, Inc. (FIMM) (the successor to FMR Texas) pursuant to which FIMM has primary responsibility for providing portfolio investment management services to the fund. The sub-advisory agreement, dated January 1, 1990, was approved by shareholders on December 15, 1989.
 Under the sub-advisory agreement, FMR pays FIMM fees equal to 50% of the management fee payable to FMR under its management contract with the fund. The fees paid to FIMM are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time. For the fiscal year ended February 28, 1997, FMR paid FMR Texas
fees of $   792,040     on behalf of the fund.
    EQUITY FUNDS.     On behalf of the equity funds (except American
Gold Portfolio), FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East. Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisers. On behalf of the equity funds, FMR may also grant the sub-advisers investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the funds. The sub-advisory agreements, dated March 1, 1994, were approved by shareholders of each fund on February 16, 1994. Shareholder approval had been requested to adopt discretionary management capability for the sub-advisers.
 Currently, FMR U.K. and FMR Far East each focus on issuers in countries other than the United States such as those in Europe, Asia, and the Pacific Basin.
 FMR U.K. and FMR Far East, which were organized in 1986, are wholly owned subsidiaries of FMR. Under the sub-advisory agreements FMR pays the fees of FMR U.K. and FMR Far East. For providing non-discretionary investment advice and research services, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
 For providing discretionary investment management and executing portfolio transactions, FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its monthly management fee rate with respect to each fund's average net assets managed by the sub-adviser on a discretionary basis.
 For providing investment advice and research services, the fees paid to the sub-advisers for the fiscal year ended 1997 were as follows:
                                      FMR U.K.            FMR FAR EAST

AIR TRANSPORTATION                     $    1,385          $    1,429

AUTOMOTIVE                             $    16,190         $    14,746

BIOTECHNOLOGY                          $    57,555         $    55,421

BROKERAGE AND INVESTMENT MANAGEMENT    $    1,593          $    1,549

CHEMICALS                              $    11,460         $    11,730

COMPUTERS                              $    14,494         $    14,124

CONSTRUCTION AND HOUSING               $    463            $    439

CONSUMER INDUSTRIES                    $    190            $    189

DEFENSE AND AEROSPACE                  $    928            $    853

DEVELOPING COMMUNICATIONS              $    16,341         $    15,580

ELECTRONICS                            $    26,600         $    22,356

ENERGY                                 $    27,154         $    25,283

ENERGY SERVICE                         $    26,346         $    25,339

ENVIRONMENTAL SERVICES                 $    1,352          $    1,317

FINANCIAL SERVICES                     $    0              $    0

FOOD AND AGRICULTURE                   $    1,856          $    1,799

HEALTH CARE                            $    140,931        $    132,786

HOME FINANCE                           $    13,987         $    12,464

INDUSTRIAL EQUIPMENT                   $    1,764          $    1,518

INDUSTRIAL MATERIALS                   $    12,985         $    12,586

INSURANCE                              $    153            $    146

LEISURE                                $    2,080          $    1,990

MEDICAL DELIVERY                       $    741            $    642

MULTIMEDIA                             $    3,001          $    2,963

NATURAL GAS                            $    786            $    660

PAPER AND FOREST PRODUCTS              $    1,218          $    1,118

PRECIOUS METALS AND MINERALS           $    104,793        $    101,856

REGIONAL BANKS                         $    2,772          $    2,458

RETAILING                              $    1,846          $    1,805

SOFTWARE AND COMPUTER SERVICES         $    16,414         $    15,288

TECHNOLOGY                             $    16,385         $    14,600

TELECOMMUNICATIONS                     $    24,984         $    24,546

TRANSPORTATION                         $    563            $    539

UTILITIES GROWTH                       $    3,110          $    3,012

 There were no fees paid to FMR U.K. and FMR Far East for providing discretionary investment management and executing portfolio transactions on behalf of the equity funds for the fiscal year ended February 28, 1997.
PORTFOLIO TRANSACTIONS
 All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the fund's management contract.
 FMR may place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services (FBS), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.
    For transactions placed with NFSC and FBS, t    he brokerage
commissions incurred by each equity fund for fiscal 1997 are listed in the following table.

FUND                                  TO           TO          % TO   % TO    TRANSACTIO   TRANSACTIO
                                      NFSC         FBS         NFSC   FBS     NS           NS
                                                                              THROUGH      THROUGH
                                                                              NFSC         FBS

AIR TRANSPORTATION                     $ 110,395    $ 609       19%    0%      33%          0%

AMERICAN GOLD                          $ 82,611     $ 0         9%     0%      14%          0%

AUTOMOTIVE                             $ 66,744     $ 23,371    16%    6%      27%          3%

BIOTECHNOLOGY                          $ 62,674     $ 1,784     13%    0%      23%          0%

BROKERAGE AND INVESTMENT MANAGEMENT    $ 61,662     $ 0         19%    0%      25%          0%

CHEMICALS                              $ 71,711     $ 31,240    16%    7%      32%          4%

COMPUTERS                              $ 198,215    $ 0         16%    0%      23%          0%

CONSTRUCTION AND HOUSING               $ 63,646     $ 0         18%    0%      26%          0%

CONSUMER INDUSTRIES                    $ 29,979     $ 0         25%    0%      36%          0%

DEFENSE AND AEROSPACE                  $ 24,182     $ 0         14%    0%      28%          0%

DEVELOPING COMMUNICATIONS              $ 92,344     $ 24,230    14%    4%      22%          3%

ELECTRONICS                            $ 595,711    $ 0         22%    0%      32%          0%

ENERGY                                 $ 53,327     $ 0         19%    0%      28%          0%

ENERGY SERVICE                         $ 263,380    $ 1,026     27%    0%      34%          0%

ENVIRONMENTAL SERVICES                 $ 42,243     $ 0         18%    0%      24%          0%

FINANCIAL SERVICES                     $ 77,580     $ 0         23%    0%      36%          0%

FOOD AND AGRICULTURE                   $ 97,562     $ 0         22%    0%      25%          0%

HEALTH CARE                            $ 208,545    $ 19,436    16%    1%      31%          1%

HOME FINANCE                           $ 201,617    $ 0         24%    0%      31%          0%

INDUSTRIAL EQUIPMENT                   $ 78,288     $ 1,152     21%    0%      30%          0%

INDUSTRIAL MATERIALS                   $ 37,253     $ 0         13%    0%      27%          0%

INSURANCE                              $ 12,029     $ 0         23%    0%      23%          0%

LEISURE                                $ 56,198     $ 0         24%    0%      31%          0%

MEDICAL DELIVERY                       $ 62,985     $ 0         15%    0%      26%          0%

MULTIMEDIA                             $ 19,584     $ 0         11%    0%      16%          0%

NATURAL GAS                            $ 75,903     $ 904       13%    0%      14%          0%

PAPER AND FOREST PRODUCTS              $ 22,646     $ 1,146     22%    1%      36%          1%

PRECIOUS METALS AND MINERALS           $ 43,075     $ 0         7%     0%      12%          0%

REGIONAL BANKS                         $ 86,165     $ 0         22%    0%      32%          0%

RETAILING                              $ 250,241    $ 0         24%    0%      32%          0%

SOFTWARE AND COMPUTER SERVICES         $ 86,634     $ 0         15%    0%      24%          0%

TECHNOLOGY                             $ 339,229    $ 574       20%    0%      27%          0%

TELECOMMUNICATIONS                     $ 103,768    $ 58,688    8%     5%      12%          3%

TRANSPORTATION                         $ 4,001      $ 44        17%    0%      23%          0%

UTILITIES GROWTH                       $ 23,690     $ 2,643     14%    2%      17%          1%


SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS
 The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.
NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES
 Please advise the trust, in care of Fidelity Service Company, Inc., P.O. Box 789, Boston, Massachusetts 02102, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

EXHIBIT 1
FORM OF AMENDED AND RESTATED DECLARATION OF TRUST
The language to be added to the current contract is ((underlined)) and
the language to be deleted is set forth in [brackets]. H   eadings
that were underlined in the trust's current Amended and Restated Declaration of Trust remain underlined in this Exhibit.
AMENDED AND RESTATED DECLARATION OF TRUST
[DATED APRIL 14, 1994]
((DATED ________________, 1998))
 AMENDED AND RESTATED DECLARATION OF TRUST, made [April 14, 1994] ((______, 1998)) by each of the Trustees whose signature is affixed hereto (the "Trustees").
 WHEREAS, the Trustees desire to amend and restate this Declaration of Trust for the sole purpose of supplementing the Declaration ((of Trust)) to incorporate amendments duly adopted; and
 WHEREAS, this Trust was initially made on November 20, 1980 by Richard M. Reilly 3d, Caleb Loring and Frank Nesvet [inorder] ((in order)) to establish a trust fund for the investment and reinvestment of funds contributed thereto;
 NOW, THEREFORE, the Trustees declare that all money and property contributed to the trust fund hereunder shall be held and managed in [T]((t))rust under this Amended and Restated Declaration of Trust as herein set forth below.
ARTICLE I
NAME AND DEFINITIONS
NAME
 SECTION 1. This Trust shall be known as "Fidelity Select Portfolios."
DEFINITION
 SECTION 2. Wherever used herein, unless otherwise required by the context or specifically provided:
  (a) The [T]((t))erms "Affiliated Person," "Assignment," "Commission," "Interested Person," "Majority Shareholder Vote" (the 67% or 50% requirement of the third sentence of Section 2(a)(42) of the 1940 Act, whichever may be applicable), and "Principal Underwriter" shall have the meanings given them in the 1940 Act, as [amended from time to time] ((modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder));
  (((b) "Bylaws" shall mean the bylaws of the Trust, if any, as amended from time to time;
  (c) "Class" refers to the class of Shares of a Series of the Trust established in accordance with the provisions of Article III;
  (d) "Declaration of Trust" means this Amended and Restated Declaration of Trust, as further amended or restated, from time to time));
  [(c)](((e))) "Net Asset Value" means the net asset value of each Series of the Trust ((or Class thereof)) determined in the manner provided in Article X, Section 3;
  [(d)](((f))) "Shareholder" means a record owner of Shares of the
Trust;
  [(f)](((g))) "Shares" means the equal proportionate transferable units of interest into which the beneficial interest of the Trust or each Series shall be divided from time to time, including such [c]((C))lass or [c]((C))lasses of Shares as the Trustees may from time to time create and establish and including fractions of Shares as well as whole [s]((S))hares ((as)) consistent with the requirements of Federal and/or state securities laws;
  (h) "Series" refers to ((any)) series of Shares of the Trust established in accordance with the provisions of Article III;
  [(b)](((i))) [The] "Trust" refers to Fidelity Select Portfolios and reference to the Trust, when applicable to one or more Series of the Trust, shall refer to any such Series;
  [(e)](((j))) [The] "Trustees" refer to the individual trustees in their capacity as trustees hereunder of the Trust and their successor or successors for the time being in office as such trustee or trustees;(( and))
  [(g)](((k))) [The] "1940 Act" refers to the Investment Company Act of 1940, as amended from time to time[;and]((.))
ARTICLE II
PURPOSE OF TRUST
 The purpose of this Trust is to provide investors a continuous source of managed investment in securities.
ARTICLE III
BENEFICIAL INTEREST
SHARES OF BENEFICIAL INTEREST
 SECTION 1. The beneficial interest in the Trust shall be divided into such transferable Shares of one or more separate and distinct Series or [classes] ((Classes of Series)) as the Trustees shall, from time to time, create and establish. The number of ((authorized)) Shares ((of each Series, and Class thereof,)) is unlimited. ((Each)) Share shall be without par value and shall be fully paid and nonassessable. The Trustees shall have full power and authority, in their sole discretion, and without obtaining any prior authorization or vote of the Shareholders or any Series or [c]((C))lass of Shareholders of the Trust (((a))) to create and establish (and to change in any manner) Shares or any ((Series or)) [c]((C))lasses thereof with such preferences, voting powers, rights, and privileges as the Trustees may, from time to time, determine; (((b))) to divide or combine the Shares or any Series or [c]((C))lasses thereof into a greater or lesser number; (((c))) to classify or reclassify any issued Shares [or any Series or classes thereof] into one or more Series or [c]((C))lasses of Shares; (((d))) to abolish any one or more Series or [c]((C))lasses of Shares; and (((e))) to take such other action with respect to the Shares as the Trustees may deem desirable. ESTABLISHMENT OF SERIES AND CLASSES
 SECTION 2. The establishment of any Series ((or Class thereof)) shall be effective upon the adoption of a resolution by a majority of the then Trustees setting forth such establishment and designation and the relative rights and preferences of the Shares of such Series ((or Class)). At any time that there are no Shares outstanding of any particular Series ((or Class)) previously established and designated, the Trustees may by a majority vote abolish [that] ((such)) Series ((or Class)) and the establishment and designation thereof.
OWNERSHIP OF SHARES
 SECTION 3. The ownership of Shares shall be recorded in the books of the Trust ((or a transfer or similar agent)). The Trustees may make such rules as they consider appropriate for the transfer of Shares and similar matters. The record books of ((the Trust as kept by)) the Trust ((or by any transfer or similar agent, as the case may be,)) shall be conclusive as to who are the holders of Shares and as to the number of Shares held from time to time by each Shareholder. INVESTMENT IN THE TRUST
 SECTION 4. The Trustees shall accept investments in the Trust from such persons and on such terms as they may, from time to time, authorize. Such investments may be in the form of cash, [or] securities, ((or other property)) in which the appropriate Series is authorized to invest, valued as provided in Article X, Section 3. After the date of the initial contribution of capital, the number of Shares to represent the initial contribution may in the Trustees' discretion be considered as outstanding, and the amount received by the Trustees on account of the contribution shall be treated as an asset of the Trust. Subsequent investments in the Trust shall be credited to each Shareholder's account in the form of full Shares at the Net Asset Value per Share next determined after the investment is received; provided, however, that the Trustees may, in their sole discretion (a) impose a sales charge ((or other fee)) upon investments in the Trust ((or Series or any Classes thereof,)) and (b) issue fractional Shares.
ASSETS AND LIABILITIES OF SERIES AND CLASSES
 SECTION 5. All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange, or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be referred to as "assets belonging to" that Series. In addition, any assets, income, earnings, profits, and proceeds thereof, funds, or payments [which] ((that)) are not readily identifiable as belonging to any particular Series ((or Class)), shall be allocated by the Trustees between and among one or more of the Series ((or Classes)) in such manner as they, in their sole discretion, deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series ((or Classes)) for all purposes and shall be referred to as assets belonging to that Series ((or Class)). The assets belonging to a particular Series shall be so recorded upon the books of the Trust ((or of its agent or agents)) and shall be held by the Trustees in [T}((t))rust for the benefit of the holders of Shares of that Series. [The assets belonging to each particular Series shall be charged with the liabilities of that Series and all expenses, costs, charges, and reserves attributable to that Series. Any general liabilities, expenses, costs, charges, or reserves of the Trust which are not readily identifiable as belonging to any particular Series shall be allocated and charged by the Trustees between or among any one or more of the Series in such manner as the Trustees in their sole discretion deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series for all purposes. Any creditor of any Series may look only to the assets of that Series to satisfy such creditor's debt.]
 ((The assets belonging to each particular Series shall be charged with the liabilities of that Series and all expenses, costs, charges, and reserves attributable to that Series, except that liabilities and expenses may, in the Trustees' discretion, be allocated solely to a particular Class and, in which case, shall be borne by that Class. Any general liabilities, expenses, costs, charges, or reserves of the Trust that are not readily identifiable as belonging to any particular Series or Class shall be allocated and charged by the Trustees between or among any one or more of the Series or Classes in such manner as the Trustees, in their sole discretion, deem fair and equitable and shall be referred to as "liabilities belonging to" that Series or Class. Each such allocation shall be conclusive and binding upon the Shareholders of all Series or Classes for all purposes. Any creditor of any Series may look only to the assets of that Series to satisfy such creditor's debt. No Shareholder or former Shareholder of any Series shall have a claim on or any right to any assets allocated or belonging to any other Series.))
NO PREEMPTIVE RIGHTS
 SECTION 6. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust or the Trustees.
[LIMITATION OF PERSONAL LIABILITY]
((STATUS OF SHARES AND LIMITATION OF PERSONAL LIABILITY))
 [SECTION 7. The Trustees shall have no power to bind any Shareholder personally or to call upon Any shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay by way of subscription for any Shares or otherwise. Every note, bond, contract or other undertaking issued by or on behalf of the Trust or the Trustees relating to the Trust shall include a recitation limiting the obligation represented thereby to the Trust and its assets (but the omission of such a recitation shall not operate to bind any Shareholder).]
 ((SECTION 7. Shares shall be deemed to be personal property giving only the rights provided in this instrument. Every shareholder by virtue of having become a shareholder shall be held to have expressly assented and agreed to be bound by the terms hereof. No Shareholder of the Trust and of each Series shall be personally liable for the debts, liabilities, obligations, and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or by or on behalf of any Series. The Trustees shall have no power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may, at any time, personally agree to pay by way of subscription for any Shares or otherwise. Every note, bond, contract, or other undertaking issued by or on behalf of the Trust or the Trustees relating to the Trust or to a Series shall include a recitation limiting the obligation represented thereby to the Trust or to one or more Series and its or their assets (but the omission of such a recitation shall not operate to bind any Shareholder or Trustee).))
ARTICLE IV
THE TRUSTEES
MANAGEMENT OF THE TRUST
 SECTION 1. The business and affairs of the Trust shall be managed by the Trustees, and they shall have all powers necessary and desirable to carry out that responsibility.
[ELECTION: INITIAL TRUSTEES]
((INITIAL TRUSTEES; ELECTION))
 SECTION 2. ((The initial Trustees shall be at least three individuals who shall affix their signatures hereto.)) On a date fixed by the Trustees, the Shareholders shall elect not less than three Trustees. A [t]Trustee shall not be required to be a Shareholder of the Trust. [The initial Trustees who shall serve until such election and until their successors are elected and qualified shall be Richard M. Reilly 3d, Caleb Loring, Jr. and Frank Nesvet and such other individuals as the Board of Trustees shall appoint pursuant to Section 4 of this
Article IV.]
TERM OF OFFICE OF TRUSTEES
 SECTION 3. The Trustees shall hold office during the lifetime of this Trust, and until its termination as hereinafter provided; except (a) that any Trustee may resign his trust by written instrument signed by him and delivered to the other Trustees, which shall take effect upon such delivery or upon such later date as is specified therein; (b) that any Trustee may be removed at any time by written instrument, signed by at least two-thirds (((2/3))) of the number of Trustees prior to such removal, specifying the date when such removal shall become effective; (c) that any Trustee who requests in writing to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his retirement; and (d) a Trustee may be removed at any [S]((s))pecial [M]((m))eeting of the Trust by a vote of two-thirds (((2/3))) of the outstanding Shares.
RESIGNATION AND APPOINTMENT OF TRUSTEES
 SECTION 4. In case of the declination, death, resignation, retirement, or removal[, incapacity, or inability] of any of the Trustees, or in case a vacancy shall, by reason of an increase in number ((of the Trustees)), or for any other reason, exist, the remaining Trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit consistent with the limitations under the 1940 Act. Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office or by recording in the records of the Trust, whereupon the appointment shall take effect. An appointment of a Trustee may be made by the Trustees then in office in anticipation of a vacancy to occur by reason of retirement, resignation, or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation, or increase in number of Trustees. As soon as any Trustee so appointed shall have accepted this [t]((T))rust, the [t]((T))rust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and he shall be deemed a Trustee hereunder. The ((foregoing)) power of appointment is subject to the provisions of Section 16(a) of the 1940 Act((, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission)).
TEMPORARY ABSENCE OF TRUSTEES
 SECTION 5. Any Trustee may, by power of attorney, delegate his power for a period not exceeding six (((6))) months at any one time to any other Trustee or Trustees, provided that in no case shall less than two Trustees personally exercise the other powers hereunder except as herein otherwise expressly provided.
NUMBER OF TRUSTEES
 SECTION 6. The number of Trustees, not less than three (3) nor more than twelve (12), serving hereunder at any time shall be determined by the Trustees themselves.
 Whenever a vacancy in the Board of Trustees shall occur, until such vacancy is filled, or while any Trustee is [absent from the Commonwealth of Massachusetts or, if not a domiciliary of Massachusetts, is absent from his state of domicile, or is] physically or mentally incapacitated by reason of disease or otherwise, the other Trustees shall have all the powers hereunder and the certificate of the other Trustees of such vacancy[, absence] or incapacity shall be conclusive[, provided, however, that no vacancy shall remain unfilled for a period longer than six calendar months].
EFFECT OF DEATH, RESIGNATION, ETC. OF A TRUSTEE
 SECTION 7. The death, declination, resignation, retirement, removal, incapacity, or inability of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust.
OWNERSHIP OF ASSETS OF THE TRUST
 SECTION 8. The assets of the Trust shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or any successor Trustees. All of the assets of the Trust shall at all times be considered as vested in the Trustees. No Shareholder shall be deemed to have a severable ownership in any individual asset of the Trust or any right of partition or possession thereof, but each Shareholder shall have a proportionate undivided beneficial interest in the Trust.
ARTICLE V
POWERS OF THE TRUSTEES
POWERS
 SECTION 1. The Trustees, in all instances, shall act as principals and are and shall be free from the control of the Shareholders. The Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary or appropriate in connection with the management of the Trust. ((Except as otherwise provided herein or in the 1940 Act, the)) [The] Trustees shall not in any way be bound or limited by present or future laws or customs in regard to trust investments, but shall have full authority and power to make any and all investments [which] that they, in their [uncontrolled] discretion, shall deem proper to accomplish the purpose of this Trust. Subject to any applicable limitation in [the] this Declaration of Trust or the Bylaws of the Trust, ((if any)), the Trustees shall have power and authority:
  (a) To invest and reinvest cash and other property, and to hold cash or other property uninvested without, in any event, being bound or limited by any present or future law or custom in regard to investments by Trustees, and to sell, exchange, lend, pledge, mortgage, hypothecate, write options on, and lease any or all of the assets of the Trust.
  (b) To adopt Bylaws not inconsistent with this Declaration of Trust providing for the conduct of the business of the Trust and to amend and repeal them to the extent that they do not reserve that right to the Shareholders.
  (c) To elect and remove such officers and appoint and terminate such agents as they consider appropriate.
  (d) [To employ a bank or trust company] ((To employ one or more banks, trust companies, companies that are members of a national securities exchange, or other entities permitted under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder,)) as custodians of any assets of the Trust subject to any conditions set forth in this Declaration of Trust or in the Bylaws, if any.
  (e) To retain a transfer agent and Shareholder servicing agent, or both.
  (f) To provide for the distribution of interests of the Trust either through a [p]((P))rincipal [u]((U))nderwriter in the manner hereinafter provided for or by the Trust itself, or both.
  (g) To set record dates in the manner hereinafter provided for.
  (h) To delegate such authority as they consider desirable to any officers of the Trust and to any [agent,] ((investment adviser, manager,)) custodian, [or] underwriter((, or other agent or independent contractor)).
  (i) To sell or exchange any or all of the assets of the Trust, subject to the provisions of Article XII, Section 4[(b)] hereof.
  (j) To vote or give assent or exercise any rights of ownership with respect to stock or other securities or property; and to execute and deliver powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper.
  (k) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities.
  (l) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered, or other negotiable form; or either in its own name or in the name of a custodian or a nominee or nominees[, subject in either case to proper safeguards according to the usual practice of Massachusetts trust companies or investment companies].
  (m) To establish separate and distinct Series with separately defined investment objectives and policies and distinct investment purposes in accordance with the provisions of Article III ((and to establish Classes of such Series having relative rights, powers, and duties as the Trustees may provide consistent with applicable laws)).
  (n) To allocate assets, liabilities, and expenses of the Trust to a particular Series ((or Class, as appropriate,)) or to apportion the same between or among two or more Series ((or Classes, as appropriate)), provided that any liabilities or expenses incurred by a particular Series ((or Class)) shall be payable solely out of the assets belonging to that Series as provided for in Article III.
  (o) To consent to or participate in any plan for the reorganization, consolidation, or merger of any corporation or concern, any security of which is held in the Trust; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or concern, and to pay calls or subscriptions with respect to any security held in the Trust.
  (p) To compromise, arbitrate, or otherwise adjust claims in favor of or against the Trust or any matter in controversy, including, but not limited to, claims for taxes.
  (q) To make distributions of income and of capital gains to Shareholders in the manner hereinafter provided for.
  (r) To borrow money, and to pledge, mortgage, [and] ((or)) hypothecate the assets of the Trust, subject to ((the)) applicable requirements of the 1940 Act.
  (s) To establish, from time to time, a minimum total investment for Shareholders and to require the redemption of the Shares of any Shareholders whose investment is less than such minimum upon giving notice to such Shareholder.
  (((t) To operate as and carry on the business of an investment company and to exercise all the powers necessary and appropriate to the conduct of such operations.
  (u) To interpret the investment policies, practices or limitations of any Series.
  (v) In general to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.))
  [(t)](((w))) Notwithstanding any other provision hereof, to invest all of the assets of any Series in a single open-end investment company, including investment by means of transfer of such assets in exchange for an interest or interests in such investment company.
 ((The foregoing clauses shall be construed both as objects and powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general powers of the Trustees. Any action by one or more of the Trustees in their capacity as such hereunder shall be deemed an action on behalf of the Trust or the applicable Series and not an action in an individual capacity.
 The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust or any Series or Class thereof.))
 No one dealing with the Trustees shall be under any obligation to make any inquiry concerning the authority of the Trustees, or to see to the application of any payments made or property transferred to the Trustees or upon their order.
TRUSTEES AND OFFICERS AS SHAREHOLDERS
 SECTION 2. Any Trustee, officer or other agent of the Trust may acquire, own and dispose of Shares to the same extent as if he were not a Trustee, officer or agent; and the Trustees may issue and sell or cause to be issued and sold Shares to and buy such Shares from any such person of any firm or company in which he is interested, subject only to the general limitations herein contained as to the sale and purchase of such Shares; and all subject to any restrictions which may be contained in the Bylaws((, if any)).
ACTION BY THE TRUSTEES
 SECTION 3. ((Except as otherwise provided herein or in the 1940 Act, the)) [The] Trustees shall act by majority vote at a meeting duly called or by unanimous written consent without a meeting or by telephone consent provided a quorum of Trustees participate in any such telephonic meeting, unless the 1940 Act requires that a particular action be taken only at a meeting [of] ((at which)) the Trustees ((are present in person)). At any meeting of the Trustees, a majority of the Trustees shall constitute a quorum. Meetings of the Trustees may be called orally or in writing by the Chairman of the Trustees or by any two other Trustees. Notice of the time, date, and place of all meetings of the Trustees shall be given by the party calling the meeting to each Trustee by telephone((, telefax,)) [or] telegram((, or other electro-mechanical means)) sent to his home or business address at least twenty-four (((24))) hours in advance of the meeting or by written notice mailed to his home or business address at least seventy-two (((72))) hours in advance of the meeting. Notice need not be given to any Trustee who attends the meeting without objecting to the lack of notice or who executes a written waiver of notice with respect to the meeting. Subject to the requirements of the 1940 Act, the Trustees by majority vote may delegate to any one of their number their authority to approve particular matters or take particular actions on behalf of the Trust. ((Written consents or waivers of Trustees may be executed in one or more counterparts. Execution of a written consent or waiver and delivery thereof to the Trust may be accomplished by telefax or other electro-mechanical means.))
CHAIRMAN OF THE TRUSTEES
 SECTION 4. The Trustees may appoint one of their number to be Chairman of the Board of Trustees. The Chairman shall preside at all meetings of the Trustees, shall be responsible for the execution of policies established by the Trustees and the administration of the Trust, and may be the chief executive, financial and accounting officer of the Trust.
ARTICLE VI
EXPENSES OF THE TRUST
TRUSTEE REIMBURSEMENT
 SECTION 1. Subject to the provisions of Article III, Section 5, the Trustees shall be reimbursed from the Trust estate or the assets belonging to the appropriate Series for their expenses and disbursements, including, without limitation, fees and expenses of Trustees who are not Interested Persons of the Trust; interest expense, taxes, fees and commissions of every kind; expenses of pricing Trust portfolio securities; expenses of issue, repurchase and redemption of shares including expenses attributable to a program of periodic repurchases or redemptions, expenses of registering and qualifying the Trust and its Shares under Federal and [S]((s))tate laws and regulations; charges of custodians, transfer agents, and registrars; expenses of preparing and setting up in type [P]((p))rospectuses and [S]((s))tatements of [A]((a))dditional [I]((i))nformation; expenses of printing and distributing [P]((p))rospectuses sent to existing Shareholders; auditing and legal expenses; reports to Shareholders; expenses of meetings of Shareholders and proxy solicitations [therefore] ((therefor;)) insurance expense; association membership dues; and for such non-recurring items as may arise, including litigation to which the Trust is a party; and for all losses and liabilities by them incurred in administering the Trust, and for the payment of such expenses, disbursements, losses, and liabilities the Trustees shall have a lien on the assets belonging to the appropriate Series prior to any rights or interests of the Shareholders thereto. This section shall not preclude the Trust from directly paying any of the aforementioned fees and expenses.
ARTICLE VII
INVESTMENT ADVISER, PRINCIPAL UNDERWRITER, AND TRANSFER AGENT
INVESTMENT ADVISER
 SECTION 1. Subject to a Majority Shareholder Vote, the Trustees may, in their discretion ((and)) from time to time, enter into an investment advisory or management contract(s) with respect to the Trust or any Series thereof whereby the other party(ies) to such contract(s) shall undertake to furnish the Trustees such management, investment advisory, statistical, and research facilities and services and such other facilities and services, if any, and all upon such terms and conditions, as the Trustees may, in their discretion, determine. Notwithstanding any provisions of this Declaration of Trust, the Trustees may authorize the investment adviser(s) (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales or exchanges of portfolio securities and other investment instruments of the Trust on behalf of the Trustees or may authorize any officer, agent, or Trustee to effect such purchases, sales, or exchanges pursuant to recommendations of the investment adviser (and all without further action by the Trustees). Any such purchases, sales, and exchanges shall be deemed to have been authorized by all of the Trustees.
 The Trustees may, subject to applicable requirements of the 1940 Act, ((as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder,)) including those relating to Shareholder approval, authorize the investment adviser to employ one or more sub-advisers from time to time to perform such of the acts and services of the investment adviser, and upon such terms and conditions, as may be agreed upon between the investment adviser and sub-adviser.
PRINCIPAL UNDERWRITER
 SECTION 2. The Trustees may in their discretion from time to time enter into [(a)] ((an exclusive or non-exclusive)) contract(s) ((on behalf of the Trust or any Series or Class thereof)) providing for the sale of the Shares, whereby the Trust may either agree to sell the Shares to the other party to the contract or appoint such other party its sales agent for such Shares. In either case, the contract shall be on such terms and conditions as may be prescribed in the Bylaws, if any, and such further terms and conditions as the Trustees may, in their discretion, determine not inconsistent with the provisions of this Article VII or of the Bylaws, if any. [and] [s]((S))uch contract may also provide for the repurchase or sale of Shares by such other party as principal or as agent of the Trust.
TRANSFER AGENT
 SECTION 3. The Trustees may, in their discretion ((and)) from time to time, enter into [a] ((one or more)) transfer agency and Shareholder service contracts whereby the other party shall undertake to furnish the Trustees with transfer agency and Shareholder services. [The] ((Such)) contracts shall be on such terms and conditions as the Trustees may, in their discretion, determine not inconsistent with the provisions of this Declaration of Trust or of the Bylaws, if any. Such services may be provided by one or more entities.
PARTIES TO CONTRACT
 SECTION 4. Any contract of the character described in Sections 1, 2 and 3 of this Article VII or in Article IX hereof may be entered into with any corporation, firm, partnership, trust or association, although one or more of the Trustees or officers of the Trust may be an officer, director, trustee, shareholder, or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any relationship, nor shall any person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was reasonable and fair and not inconsistent with the provisions of this Article VII or the Bylaws, if any. The same person (including a firm, corporation, partnership, trust, or association) may be the other party to contracts entered into pursuant to Sections 1, 2 and 3 above or Article IX, and any individual may be financially interested or otherwise affiliated with persons who are parties to any or all of the contracts mentioned in this Section 4.
PROVISIONS AND AMENDMENTS
 SECTION 5. Any contract entered into pursuant to Sections 1 and 2 of this Article VII shall be consistent with and subject to the requirements of Section 15 of the 1940 Act,(( as modified by or interpreted by any applicable order or orders of the Commission)) [(including] ((or)) any ((rules or)) [amendments] ((regulations)) [thereof] ((adopted)) or ((interpretative releases of the Commission
(or)) other applicable Act of Congress hereafter enacted), with respect to its continuance in effect, ((its amendment,)) its termination, and the method of authorization and approval of such contract or renewal thereof[, and no amendment to any contract, entered into pursuant to Section 1 shall be effective unless assented to by a Majority Shareholder Vote].
ARTICLE VIII
SHAREHOLDERS' VOTING POWERS AND MEETINGS
VOTING POWERS
 SECTION 1. The Shareholders shall have power to vote [(i)](((a))) for the election of Trustees as provided in Article IV, Section 2; [(ii)](((b))) for the removal of Trustees as provided in Article IV,
Section 3(d); [(iii)](((c))) with respect to any investment advisory
or management contract as provided in Article VII, Section   s     1
and 5; (((d) with respect to any termination, merger, consolidation, reorganization, or sale of assets of the Trust or any of its Series or Classes as provided in Article XII, Section 4;)) [(iv)](((e))) with respect to the amendment of this Declaration of Trust as provided in
Article XII, Section 7; [(v)](((f))) to the same extent as the shareholders of a Massachusetts business corporation, as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, provided, however, that a Shareholder of a particular Series shall not be entitled to bring any derivative or class action on behalf of any other Series of the Trust; and [(vi)](((g))) with respect to such additional matters relating to the Trust as may be required or authorized by law, by this Declaration of Trust, or the Bylaws of the Trust, if any, or any registration of the Trust with the [Securities and Exchange Commission (the"Commission")] ((Commission)) or any [S]((s))tate, as the Trustees may consider desirable. [On any matter submitted to a vote of the Shareholders, all shares shall be voted by individual Series, except (i) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and (ii) when the Trustees have determined that the matter affects only the interests of one or more Series, then only the Shareholders of such Series shall be entitled to vote thereon. A shareholder of each Series shall be entitled to vote for each dollar of net asset value (number of shares owned times net asset value per share) of such Series, on any matter on which such shareholder is entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote). There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Declaration of Trust or any Bylaws of the Trust to be taken by Shareholders.]
 ((On any matter submitted to a vote of the Shareholders, all Shares shall be voted by individual Series, except as provided in the following sentence and except (a) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and (b) when the Trustees have determined that the matter affects only the interests of one or more Series, then only the Shareholders of such Series shall be entitled to vote thereon. The Trustees may also determine that a matter affects only the interests of one or more Classes of a Series, in which case, any such matter shall be voted on by such Class or Classes. A Shareholder of each Series or Class thereof shall be entitled to one vote for each dollar of net asset value (number of Shares owned times net asset value per share) of such Series or Class thereof on any matter on which such Shareholder is entitled to vote, and each fractional dollar amount shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Declaration of Trust or any Bylaws of the Trust, if any, to be taken by Shareholders.))
MEETINGS
 SECTION 2. The first Shareholders' meeting shall be held as specified in Section 2 of Article IV at the principal office of the Trust or such other place as the Trustees may designate. Special meetings of the Shareholders of any Series may be called by the Trustees and shall be called by the Trustees upon the written request of Shareholders owning at least one-tenth (((1/10))) of the outstanding Shares entitled to vote. Whenever ten or more Shareholders meeting the qualifications set forth in Section 16(c) of the 1940 Act, as ((modified by or interpreted by any applicable order or orders of)) the [same may be amended from time to time] ((Commission or any rules or regulations adopted or interpretative releases of the Commission,)) seek the opportunity of furnishing materials to the other Shareholders with a view to obtaining signatures on such a request for a meeting, the Trustees shall comply with the provisions of said Section 16(c) with respect to providing such Shareholders access to the list of the Shareholders of record of the Trust or the mailing of such materials to such Shareholders of record. Shareholders shall be entitled to at least fifteen (((15))) days' notice of any meeting.
QUORUM AND REQUIRED VOTE
 SECTION 3. A majority of Shares entitled to vote in person or by proxy shall be a quorum for the transaction of business at a Shareholders' meeting, except that where any provision of law or of this Declaration of Trust permits or requires that holders of any Series ((or Class)) shall vote as a Series ((or Class)) then a majority of the aggregate number of Shares of that Series ((or Class)) entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Series ((or Class)). Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Except when a larger vote is required ((by applicable law or)) by any provision of this Declaration of Trust or the Bylaws, ((if any,)) a majority of the Shares voted in person or by proxy shall decide any questions and a plurality shall elect a Trustee, provided that where any provision of law or of this Declaration of Trust permits or requires that the holders of any Series ((or Class)) shall vote as a Series ((or Class)), then a majority of the Shares of that Series ((or Class)) voted on the matter shall decide that matter insofar as that Series ((or Class)) is concerned. ((Shareholders may act by unanimous written consent. Actions taken by a Series or Class may be consented to unanimously in writing by Shareholders of that Series or Class.))
ARTICLE IX
CUSTODIAN
APPOINTMENT AND DUTIES
 SECTION 1. The Trustees shall at all times employ a bank,(( a company that is a member of a national securities exchange,)) [or] trust company, ((or other entity permitted under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder,)) having capital, surplus, and undivided profits of at least two million dollars ($2,000,000), or such other amount [or such other entity] as shall be allowed by the Commission or by the 1940 Act, as custodian with authority as its agent, but subject to such restrictions, limitations and other requirements, if any, as may be contained in the Bylaws of the Trust, ((if any)):
  (1) to hold the securities owned by the Trust and deliver the same upon written order or oral order, if confirmed in writing, or by such electro-mechanical or electronic devices as are agreed to by the Trust and the custodian, if such procedures have been authorized in writing by the Trust;
  (2) to receive and receipt for any moneys due to the Trust and deposit the same in its own banking department or elsewhere as the Trustees may direct; and
  (3) to disburse such funds upon orders or vouchers;
and the Trust may also employ such custodian as its agent:
  (1) to keep the books and accounts of the Trust and furnish clerical and accounting services; and
  (2) to compute, if authorized to do so [by the Trustees], the Net Asset Value of any Series ((or Class thereof)) in accordance with
the    provisions hereof;
   ((all upon such basis of compensation as may be agreed upon between the Trustees and the custodian.))
[all upon such basis of compensation as may be agreed upon between the Trustees and the custodian. If so directed by a Majority Shareholder Vote, the custodian shall deliver and pay over all property of the Trust held by it as specified in such vote.]
 The Trustees may also authorize the custodian to employ one or more sub-custodians from time to time to perform such of the acts and services of the custodian, and upon such terms and conditions, as may be agreed upon between the custodian and such sub-custodian and approved by the Trustees, provided that in every case such sub-custodian shall be a bank, ((a company that is a member of a national securities exchange,)) [or] trust company, ((or other entity permitted)) [organized] under the [laws of the United States or one of the states thereof] ((1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder,)) [and] having capital, surplus, and undivided profits of at least two million dollars ($2,000,000), or such other [person as may be permitted by the Commission, or otherwise in accordance with the 1940 Act as from time to time amended] ((amount as shall be allowed by the Commission or by the 1940 Act)).
CENTRAL [CERTIFICATED] DEPOSITORY SYSTEM
 SECTION 2. Subject to such rules, regulations and orders as the Commission may adopt, the Trustees may direct the custodian to deposit all or any part of the securities owned by the Trust in a system for the central handling of securities established by a national securities exchange or a national securities association registered with the Commission under the Securities Exchange Act of 1934 or such other person as may be permitted by the Commission or otherwise in accordance with the 1940 Act, [as from time to time amended,] pursuant to which system all securities of any particular [c]((C))lass or [s]((S))eries of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of such securities; provided that all such deposits shall be subject to withdrawal only upon the order of the Trust ((or its custodian, subcustodians, or other authorized agents)).
ARTICLE X
[DISTRIBUTIONS AND REDEMPTIONS]
((DISTRIBUTIONS, REDEMPTIONS AND DETERMINATION OF NET ASSET VALUE))
DISTRIBUTIONS
 SECTION 1. (a) The Trustees may from time to time declare and pay dividends. The amount of such dividends and the payment of them shall be wholly in the discretion of the Trustees.
  (b) The Trustees shall have power, to the fullest extent permitted by the laws of Massachusetts, at any time to declare and cause to be paid dividends on Shares of a particular Series, from the assets belonging to that Series, which dividends, at the election of the Trustees, may be paid daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, and may be payable in Shares of that Series, ((or Classes thereof,)) at the election of each Shareholder of that Series.
 ((The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans, or related plans as the Trustees shall deem appropriate.))
 (c) Anything in this instrument to the contrary notwithstanding, the Trustees may at any time declare and distribute ((a stock dividend)) pro rata among the Shareholders of a particular Series, ((or Class thereof,)) as of the record date of that Series ((or Class)) fixed as provided in ((Article XII)), Section 3 [hereof a "stock dividend"]. REDEMPTIONS
 SECTION 2. In case any holder of record of Shares of a particular Series ((or Class of a Series)) desires to dispose of his Shares, he may deposit at the office of the transfer agent or other authorized agent of that Series a written request or such other form of request as the Trustees may, from time to time, authorize, requesting that the Series purchase the Shares in accordance with this Section 2; and the Shareholder so requesting shall be entitled to require the Series to
purchase, and the Series or the    P    rincipal    U    nderwriter of
the Series shall purchase his said Shares, but only at the Net Asset Value thereof (as described in Section 3 hereof). The Series shall make payment for any such Shares to be redeemed, as aforesaid, in cash or property from the assets of that Series, and payment for such Shares ((less any applicable deferred sales charges and/or fees ))shall be made by the Series or the principal underwriter of the Series to the Shareholder of record within seven (7) days after the date upon which the request is effective.
DETERMINATION OF NET ASSET VALUE AND VALUATION OF PORTFOLIO ASSETS
 SECTION 3. The term "Net Asset Value" of any Series ((or Class)) shall mean that amount by which the assets of that Series ((or Class)) exceed its liabilities, all as determined by or under the direction of the Trustees. Such value per Share shall be determined separately for each Series ((or Class)) of Shares and shall be determined on such days and at such times as the Trustees may determine. Such determination shall be made with respect to securities for which market quotations are readily available, at the market value of such securities; and with respect to other securities and assets, at the fair value as determined in good faith by the Trustees, provided, however, that the Trustees, without Shareholder approval, may alter the method of appraising portfolio securities insofar as permitted under the 1940 Act and the rules, regulations, and interpretations thereof promulgated or issued by the Commission or insofar as permitted by any [O]((o))rder of the Commission applicable to the Series. The Trustees may delegate any of its powers and duties under this Section 3 with respect to appraisal of assets and liabilities. At any time, the Trustees may cause the value [par] ((per)) Share last determined to be determined again in ((a)) similar manner and may fix the time when such redetermined value shall become effective. SUSPENSION OF THE RIGHT OF REDEMPTION
 SECTION 4. The Trustees may declare a suspension of the right of redemption or postpone the date of payment as permitted under the 1940 Act. Such suspension shall take effect at such time as the Trustees shall specify, but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment until the Trustees shall declare the suspension at an end. In the case of a suspension of the right of redemption, a Shareholder may either withdraw his request for redemption or receive payment based on the Net Asset Value per Share existing after the termination of the suspension. ((In the event that any Series is divided into Classes, the provisions of this Section, to the extent applicable as determined in the discretion of the Trustees and consistent with applicable law, may be equally applied to each such Class.))
ARTICLE XI
LIMITATION OF LIABILITY AND INDEMNIFICATION
LIMITATION OF LIABILITY
 SECTION 1. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee, or investment adviser of the Trust, but nothing contained herein shall protect any Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.
[INDEMNIFICATION]
((INDEMNIFICATION OF COVERED PERSONS))
SECTION 2. (a) Subject to the exceptions and limitations contained in Section (b) below:
  (i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as "Covered Person") shall be indemnified by the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit, or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;
  (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.
 (b) No indemnification shall be provided hereunder to a Covered
Person:
  (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or
  (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office,
   (A) by the court or other body approving the settlement;
   (B) by at least a majority of those Trustees who are neither [i]((I))nterested [p]((P))ersons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or
   (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry);
provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.
 (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer, and shall inure to the benefit of the heirs, executors, and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.
 (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in [p]((P))aragraph (a) of this Section 2 may be paid by the applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section 2; provided, however, that either [(a)](((i))) such Covered Person shall have provided appropriate security for such undertaking; [(b)](((ii))) the Trust is insured against losses arising out of any such advance payments; or [(c)](((iii))) either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2. [SHAREHOLDERS]
((INDEMNIFICATION OF SHAREHOLDERS))
 SECTION 3. In case any Shareholder or former Shareholder of any Series of the Trust shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators, or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Series shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series and satisfy any judgment thereon.
ARTICLE XII
MISCELLANEOUS
[TRUST NOT A PARTNERSHIP] ((TRUST NOT A PARTNERSHIP, ETC.))
 SECTION 1. It is hereby expressly declared that a trust ((is created hereby)) and not a partnership, ((joint stock association, corporation, bailment, or any form of a legal relationship other than a trust)) [is created hereby]. No Trustee hereunder shall have any power to ((personally)) bind [personally] either the Trust's officers or any Shareholder. All persons extending credit to, contracting with, or having any claim against the Trust or the Trustees shall look only to the assets of the appropriate Series for payment under such credit, contract, or claim; and neither the Shareholders nor the Trustees, nor any of their agents, whether past, present, or future, shall be personally liable therefor. Nothing in this Declaration of Trust shall protect a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder.
[TRUSTEE'S GOOD FAITH ACTION, EXPERT ADVICE, NO BOND OR SURETY] ((TRUSTEES' GOOD FAITH ACTION, EXPERT ADVICE, NO BOND OR SURETY))
 SECTION 2. The exercise by the Trustees of their powers and discretions hereunder in good faith and with reasonable care under the circumstances then prevailing, shall be binding upon everyone interested. Subject to the provisions of Section 1 of this Article XII and to Article XI, the Trustees shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and subject to the provisions of Section 1 of this Article XII and to Article XI, shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is obtained.
ESTABLISHMENT OF RECORD DATES
 SECTION 3. The Trustees may close the stock transfer books of the Trust for a period not exceeding sixty (60) days preceding the date of any meeting of Shareholders, or the date for the payment of any dividends, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect; or in lieu of closing the stock transfer books as aforesaid, the Trustees may fix in advance a date not exceeding sixty (60) days preceding the date of any meeting of Shareholders, or the date for payment of any dividend((s)), or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect, as a record date for the determination of the Shareholders entitled to notice of, and to vote at, any such meeting, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of Shares, and in such case such Shareholders and only such Shareholders as shall be Shareholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, or to receive payment of such dividend, or to receive such allotment or rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any Shares on the books of the Trust after any such record date fixed or aforesaid. [TERMINATION OF TRUST]
((DURATION; TERMINATION OF TRUST, A SERIES OR A CLASS; MERGERS, ETC.))
 [SECTION 4.] [(a)]((SECTION 4.1. DURATION.)) [This] ((The)) Trust shall continue without limitation of time, but subject to the provisions [of sub-section (b)] of this [Section 4] ((Article XII)).
  [(b) Subject to a Majority Shareholder Vote of each Series affected by the matter or, if applicable, to a Majority Shareholder Vote of the Trust, the Trustees may
   (i) sell and convey the assets of the Trust or any affected Series to another trust, partnership, association or corporation organized under the laws of any state which is a diversified open-end management investment company as defined in the 1940 Act, for adequate consideration which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust or any affected Series, and which may include shares of beneficial interest or stock of such trust, partnership, association or corporation; or
   (ii) at any time sell and convert into money all of the assets of the Trust or any affected Series.
 Upon making provision for the payment of all such liabilities in either (i) or (ii), by such assumption or otherwise, the Trustees shall distribute the remaining proceeds or assets (as the case may be) ratably among the holders of the Shares of the Trust or any affected Series then outstanding.
  (c) Upon completion of the distribution of the remaining proceeds or the remaining assets as provided in sub-section (b), the Trust or any affected Series shall terminate and the Trustees shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties shall be cancelled and discharged.]
 ((SECTION 4.2 TERMINATION OF THE TRUST, A SERIES OR A CLASS. (a) Subject to applicable Federal and state law, the Trust or any Series or Class thereof may be terminated (i) by Majority Shareholder Vote of the Trust, each Series affected, or each Class affected, as the case may be; or (ii) without the vote or consent of Shareholders by a majority of the Trustees either at a meeting or by written consent. The Trustees shall provide written notice to the affected Shareholders of a termination effected under clause (ii) above. Upon the termination of the Trust or the Series or Class,
   (i) the Trust or the Series or Class shall carry on no business except for the purpose of winding up its affairs;
   (ii) the Trustees shall proceed to wind up the affairs of the Trust or the Series or Class, and all of the powers of the Trustees under this Declaration of Trust shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or the Series or Class thereof; collect its assets; sell, convey, assign, exchange, transfer, or otherwise dispose of all or any part of the remaining Trust property or Trust property allocated or belonging to such Series or Class to one or more persons at public or private sale for consideration that may consist in whole or in part of cash, securities, or other property of any kind; discharge or pay its liabilities; and do all other acts appropriate to liquidate its business; provided that any sale, conveyance, assignment, exchange, transfer, or other disposition of all or substantially all the Trust property or Trust property allocated or belonging to such Series or Class (other than as provided in (iii) below) shall require Shareholder approval in accordance with
Section 4.3 below.
   (iii) After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities, and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust property or the remaining property of the terminated Series or Class, in cash or in kind or partly each, among the Shareholders of the Trust or the Series or Class according to their respective rights.
  (b) After termination of the Trust or the Series or Class and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust and file with the Secretary of The Commonwealth of Massachusetts, as appropriate, an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties with respect to the Trust or the terminated Series or Class, and the rights and interests of all Shareholders of the Trust or the terminated Series or Class shall thereupon cease.
 SECTION 4.3. MERGER, CONSOLIDATION, AND SALE OF ASSETS. Subject to applicable Federal and state law and except as otherwise provided in
Section 4.4 below, the Trust or any Series thereof may merge or consolidate with any other corporation, association, trust, or other organization or may sell, lease, or exchange all or substantially all of the Trust property or Trust property allocated or belonging to such Series, including its good will, upon such terms and conditions and for such consideration when and as authorized at any meeting of Shareholders called for such purpose by a Majority Shareholder Vote of the Trust or affected Series, as the case may be. Any such merger, consolidation, sale, lease, or exchange shall be deemed for all purposes to have been accomplished under and pursuant to Massachusetts law.
 SECTION 4.4. INCORPORATION; REORGANIZATION. Subject to applicable Federal and state law, the Trustees may without the vote or consent of Shareholders cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, limited liability company, association, or other organization to take over all of the Trust property or the Trust property allocated or belonging to such Series or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer the Trust property or the Trust property allocated or belonging to such Series to any such corporation, trust, limited liability company, partnership, association, or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, limited liability company, association, or organization, or any corporation, partnership, limited liability company, trust, association, or organization in which the Trust or such Series holds or is about to acquire shares or any other interest. Subject to applicable Federal and state law, the Trustees may also cause a merger or consolidation between the Trust or any successor thereto and any such corporation, trust, partnership, limited liability company, association, or other organization. Nothing contained herein shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, limited liability companies, associations, or other organizations and selling, conveying, or transferring the Trust property or a portion of the Trust property to such organization or entities; provided, however, that the Trustees shall provide written notice to the affected Shareholders of any transaction whereby, pursuant to this Section 4.4, the Trust or any Series therof sells, conveys, or transfers substantially all of its assets to another entity or merges or consolidates with another entity.))
FILING OF COPIES, REFERENCES, AND HEADINGS
 SECTION 5. The original or a copy of this instrument and of each
   D    eclaration of    T    rust supplemental hereto shall be kept
at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each supplemental
   D    eclaration of    T    rust shall be filed by the Trustees with
the Secretary of [t]((T))he Commonwealth of Massachusetts and the Boston City Clerk, as well as any other governmental office where such filing may from time to time be required. Anyone dealing with the Trust may rely on a certificate by an officer or Trustee of the Trust
as to whether or not any such supplemental    D    eclarations of
   T    rust have been made and as to any matters in connection with the Trust hereunder, and with the same effect as if it were the original, may rely on a copy certified by an officer or Trustee of the Trust to be a copy of this instrument or of any such supplemental
   D    eclaration of    T    rust. In this instrument or in any such
supplemental    D    eclaration of    T    rust, references to this
instrument and all expressions like "herein," "hereof" and "hereunder," shall be deemed to refer to this instrument as amended or
affected by any such supplemental    D    eclaration of    T    rust.
Headings are placed herein for convenience of reference only and in case of any conflict, the text of this instrument, rather than the headings, shall control. This instrument may be executed in any number of counterparts each of which shall be deemed an original.
APPLICABLE LAW
 SECTION 6. The [t]((T))rust set forth in this instrument is made in [t]((T))he Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth. The Trust shall be of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust, ((and the absence of a specific reference herein to any such power, privilege, or action shall not imply that the Trust may not exercise such power or privilege or take such actions)).
AMENDMENTS
 [SECTION 7. If authorized by votes of the Trustees and a Majority Shareholder Vote, or by any larger vote which may be required by applicable law or this Declaration of Trust in any particular case, the Trustees shall amend or otherwise supplement this instrument, by making a declaration of trust supplemental hereto, which thereafter shall form a part hereof, except that an amendment which shall affect the Shareholders of one or more Series but not the Shareholders of all outstanding Series shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of each Series affected and no vote of Shareholders of a Series not affected shall be required. Amendments having the purpose of changing the name of the Trust or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by Shareholder vote. Copies of the supplemental declaration of trust shall be filed as specified in Section 5 of this Article XII.]
 ((SECTION 7. Except as specifically provided herein, the Trustees may, without shareholder vote, amend or otherwise supplement this Declaration of Trust by making an amendment, a Declaration of Trust supplemental hereto or an amended and restated Declaration of Trust. Shareholders shall have the right to vote (a) on any amendment that would affect their right to vote granted in Section 1 of Article VIII;
(b) on any amendment that would alter the maximum number of Trustees permitted under Section 6 of Article IV; (c) on any amendment to this
Section 7; (d) on any amendment as may be required by law or by the Trust's registration statement filed with the Commission; and (e) on any amendment submitted to them by the Trustees. Any amendment required or permitted to be submitted to Shareholders that, as the Trustees determine, shall affect the Shareholders of one or more Series or Classes shall be authorized by vote of the Shareholders of each Series or Class affected and no vote of shareholders of a Series or Class not affected shall be required. Notwithstanding anything else herein, any amendment to Article XI shall not limit the rights to indemnification or insurance provided therein with respect to action or omission of Covered Persons prior to such amendment.))
FISCAL YEAR
 SECTION 8. The fiscal year of the Trust shall end on a specified date as set forth in the Bylaws, if any, provided, however, that the Trustees may, without Shareholder approval, change the fiscal year of the Trust.
USE OF THE WORD "FIDELITY"
 SECTION 9. Fidelity Management & Research Company ("FMR") has consented to the use by any Series of the Trust of the identifying word "Fidelity" in the name of any Series of the Trust at some future date. Such consent is conditioned upon the employment of FMR ((or a subsidiary or affiliate thereof)) as investment adviser of each Series of the Trust. As between the Trust and itself, FMR controls the use of the name of the Trust insofar as such name contains the identifying word "Fidelity." FMR may from time to time use the identifying word "Fidelity" in other connections and for other purposes, including, without limitation, in the names of other investment companies, corporations, or businesses [which] ((that)) it may manage, advise, sponsor or own or in which it may have a financial interest. FMR may require the Trust or any Series thereof to cease using the identifying word "Fidelity" in the name of the Trust or any Series thereof if the Trust or any Series thereof ceases to employ FMR or a subsidiary or affiliate thereof as investment adviser.
((PROVISIONS IN CONFLICT WITH LAW OR REGULATIONS
 SECTION 10. (a) The provisions of this Declaration of Trust are severable, and, if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination.
  (b) If any provision of this Declaration Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provisions in any other jurisdiction or any other provision of this Declaration of Trust in any jurisdiction.))
 IN WITNESS WHEREOF, the undersigned, being all [of] the Trustees of the Trust, have executed this instrument this [14th day of April, 1994] ((____ day of ______, 1998)).
SIGNATURE LINES OMITTED

EXHIBIT 2
FORM OF MANAGEMENT CONTRACT
 The language to be added to the current contract is ((underlined)); the language to be deleted is set forth in [brackets]; comments in {curled brackets} are not part of the contract.
MANAGEMENT CONTRACT
BETWEEN
FIDELITY SELECT PORTFOLIOS:
{NAMES OF EACH PORTFOLIO OMITTED}
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY
 [MODIFICATION made] ((AGREEMENT AMENDED and RESTATED as of)) this [1st day of March 1994] ((___ day of __________ 1998)), by and between Fidelity Select Portfolios, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of {NAMES OF EACH PORTFOLIO OMITTED} (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser")(( as set forth in its entirety below)).
 Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated [January 1, 1990] [June 29, 1989 {in the case of Environmental Services Portfolio}] [June 14, 1990 {in the case of Consumer Industries Portfolio and Developing Communications Portfolio}] [March 1, 1993 {in the case of Home Finance Portfolio}] [April 15, 1993 {in the case of Natural Gas Portfolio}] ((March 1,
1994)), to a modification of said Contract in the manner set forth below. The [Modified] ((Amended)) Management Contract shall, when executed by duly authorized officers of the Fund and [the] Adviser, take effect on [the later of March 1, 1994] ((_________, 1998.))
 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.
  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization;
(ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.
 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.
  (c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.
 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.
 3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Group Fee and an Individual Fund Fee.
  (a) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:
AVERAGE NET ASSETS    ANNUALIZED FEE RATE (FOR EACH LEVEL)

0        -     $ 3 BILLION   .5200%

3        -     6             .4900

6        -     9             .4600

9        -     12            .4300

12       -     15            .4000

15       -     18            .3850

18       -     21            .3700

21       -     24            .3600

24       -     30            .3500

30       -     36            .3450

36       -     42            .3400

42       -     48            .3350

48       -     66            .3250

66       -     84            .3200

84       -     102           .3150

102      -     138           .3100

138      -     174           .3050

[174     -     228]          [.3000]

[228     -     282]          [.2950]

[282     -     336]          [.2900]

[OVER    -     336]          [.2850]

((174    -     210))         ((.3000))

((210    -     246))         ((.2950))

((246    -     282))         ((.2900))

((282    -     318))         ((.2850))

((318    -     354))         ((.2800))

((354    -     390))         ((.2750))

((390    -     426))         ((.2700))

((426    -     462))         ((.2650))

((462    -     498))         ((.2600))

((498    -     534))         ((.2550))

((OVER         534))         ((.2500))

  (b) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be
((0)).30%.
 The sum of the Group Fee Rate, calculated as described above to the nearest millionth, and the Individual Fund Fee Rate shall constitute the Annual Management Fee Rate. One-twelfth of the Annual Management Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month.
  (c) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.
 4. It is understood that the Portfolio will pay all its expenses [other than those expressly stated to be payable by the Adviser hereunder], which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.
 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security ((or other investment instrument)).
 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, [1994] ((1998)) and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Contract may be modified by mutual consent[, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio] ((subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission)).
  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.
 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.
 8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.
 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the [Securities and Exchange] Commission.
 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
SIGNATURE LINES OMITTED

EXHIBIT 3
FORM OF MANAGEMENT CONTRACT
 The language to be added to the current contract is ((underlined)) and language to be deleted is set forth in [brackets].
MANAGEMENT CONTRACT
BETWEEN
FIDELITY SELECT PORTFOLIOS:
MONEY MARKET PORTFOLIO
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY
 [MODIFICATION made] ((AGREEMENT AMENDED and RESTATED as of)) this [1st day of March 1994] ((___ day of _________ 1998)), by and between Fidelity Select Portfolios, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Money Market Portfolio (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") ((as set forth in its entirety below)).
 Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated [May 1, 1987] ((March 1, 1994)), to a modification of said Contract in the manner set forth below. The [Modified] ((Amended)) Management Contract shall, when executed by duly authorized officers of the Fund and [the] Adviser, take effect on [the later of March 1, 1994] ((_________, 1998.))
 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.
  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization;
(ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.
 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.
  (c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.
 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.
 3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Group Fee, an Individual Fund Fee, and an Income Component.
  (a) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:
AVERAGE NET ASSETS    ANNUALIZED FEE RATE (FOR EACH LEVEL)

0        -     $ 3 BILLION   .3700%

3        -     6             .3400

6        -     9             .3100

9        -     12            .2800

12       -     15            .2500

15       -     18            .2200

18       -     21            .2000

21       -     24            .1900

24       -     30            .1800

30       -     36            .1750

36       -     42            .1700

42       -     48            .1650

48       -     66            .1600

66       -     84            .1550

84       -     120           .1500

[120     -     174]          [.1450]

[174     -     228]          [.1400]

[228     -     282]          [.1375]

[282     -     336]          [.1350]

[OVER          336]          [.1325]

((120    -     156))         ((.1450))

((156    -     192))         ((.1400))

((192    -     228))         ((.1350))

((228    -     264))         ((.1300))

((264    -     300))         ((.1275))

((300    -     336))         ((.1250))

((336    -     372))         ((.1225))

((372    -     408))         ((.1200))

((408    -     444))         ((.1175))

((444    -     480))         ((.1150))

((480    -     516))         ((.1125))

((OVER         516))         ((.1100))

 (b) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be
((0)).03%.
 One-twelfth of the Group Fee Rate (calculated as described above to the nearest millionth) and of the Individual Fund Fee Rate shall be applied to the average net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month to determine the Group Fee and the Individual Fee for such month.
  (c) The Income Component. The Adviser shall receive a monthly payment computed on the basis of the Portfolio's gross income. With respect to that amount of the Portfolio's monthly gross income which is in excess of that amount which is equivalent to an annualized yield of 5%, the Adviser shall receive 6% of the amount of such excess.
Gross income, for this purpose, includes interest accrued and/or discount earned (including both original issue discount and market discount) on portfolio obligations, less amortization of premium on portfolio obligations computed in accordance with generally accepted accounting practices. Annualized yield shall be determined by dividing the Portfolio's gross income for the month by average daily net assets of the Portfolio for the month and dividing the result by the number of days in the month over 365 days.
(GROSS INCOME FOR THE MONTH)               (DIVIDED BY)   (DAYS IN THE MONTH)

(AVERAGE DAILY NET ASSETS FOR THE MONTH)                  (365 DAYS)

 Notwithstanding the foregoing, in no event shall the Adviser be entitled to receive an income component for any month that is in excess of an amount equal to 0.24% of the Portfolio's average net assets for such month.
  (d) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.
 4. It is understood that the Portfolio will pay all its expenses [other than those expressly stated to be payable by the Adviser hereunder], which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.
 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security ((or other investment instrument)).
 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until May 31, [1994] ((1999)) and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Contract may be modified by mutual consent[, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio] ((subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission)).
  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.
 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.
 8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.
 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the [Securities and Exchange] Commission.
 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
SIGNATURE LINES OMITTED

EXHIBIT 4
FORM OF
SUB-ADVISORY AGREEMENT
BETWEEN
FIDELITY MANAGEMENT & RESEARCH COMPANY
AND
FIDELITY MANAGEMENT & RESEARCH (U.K.) INC.
AND
FIDELITY SELECT PORTFOLIOS ON BEHALF OF AMERICAN GOLD PORTFOLIO
 AGREEMENT made this___ day of _______, 1998, by and between Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Adviser"); Fidelity Management & Research (U.K.) Inc. (hereinafter called the "Sub-Adviser"); and Fidelity Select Portfolios, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of American Gold Portfolio (hereinafter called the "Portfolio").
 WHEREAS the Trust and the Adviser have entered into a Management Contract on behalf of the Portfolio, pursuant to which the Adviser is to act as investment manager of the Portfolio; and
 WHEREAS the Sub-Adviser and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located in such countries, and providing investment advisory services in connection therewith;
 NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Adviser and the Sub-Adviser agree as follows:
 1. Duties: The Adviser may, in its discretion, appoint the Sub-Adviser to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Adviser shall be as agreed upon from time to time by the Adviser and the Sub-Adviser. The Sub-Adviser shall pay the salaries and fees of all personnel of the Sub-Adviser performing services for the Portfolio relating to research, statistical and investment activities.
  (a) INVESTMENT ADVICE: If and to the extent requested by the Adviser, the Sub-Adviser shall provide investment advice to the Portfolio and the Adviser with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Adviser such factual information, research reports and investment recommendations as the Adviser may reasonably require. Such information may include written and oral reports and analyses.
  (b) INVESTMENT MANAGEMENT: If and to the extent requested by the Adviser, the Sub-Adviser shall, subject to the supervision of the Adviser, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Adviser may impose with respect to the Portfolio by notice to the Sub-Adviser. With respect to the portion of the investments of the Portfolio under its management, the Sub-Adviser is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Adviser may select. The Sub-Adviser may also be authorized, but only to the extent such duties are delegated in writing by the Adviser, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Adviser shall at all times be subject to the control and direction of the Adviser and the Trust's Board of Trustees.
  (c) SUBSIDIARIES AND AFFILIATES: The Sub-Adviser may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Adviser shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.
 2. Information to be Provided to the Trust and the Adviser: The Sub-Adviser shall furnish such reports, evaluations, information or analyses to the Trust and the Adviser as the Trust's Board of Trustees or the Adviser may reasonably request from time to time, or as the Sub-Adviser may deem to be desirable.
 3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Adviser, which may include brokers or dealers affiliated with the Adviser or Sub-Adviser. The Sub-Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio and/or to the other accounts over which the Sub-Adviser or Adviser exercise investment discretion. The Sub-Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Adviser has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 4. Compensation: The Adviser shall compensate the Sub-Adviser on the following basis for the services to be furnished hereunder.
  (a) INVESTMENT ADVISORY FEE: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Adviser agrees to pay the Sub-Adviser a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to 110% of the Sub-Adviser's costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Adviser, if any, in effect from time to time.
  (b) INVESTMENT MANAGEMENT FEE: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Adviser agrees to pay the Sub-Adviser a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Adviser under its Management Contract with the Adviser, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Adviser shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Adviser waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Adviser will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Adviser reduces its fees to reflect such waivers or reimbursements and the Adviser subsequently recovers all or any portion of such waivers or reimbursements, then the Sub-Adviser shall be entitled to receive from the Adviser a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Adviser required by such limitations are in excess of the Adviser's management fee, the Investment Management Fee paid to the Sub-Adviser will be reduced to zero for that month, but in no event shall the Sub-Adviser be required to reimburse the Adviser for all or a portion of such excess reimbursements.
  (c) PROVISION OF MULTIPLE SERVICES: If the Sub-Adviser shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph (1) for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Adviser with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.
 5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Adviser hereunder or by the Adviser under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Adviser or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefore; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.
 6. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Adviser or the Sub-Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser or the Sub-Adviser are or may be or become similarly interested in the Trust, and that the Adviser or the Sub-Adviser may be or become interested in the Trust as a shareholder or otherwise.
 7. Services to Other Companies or Accounts: The services of the Sub-Adviser to the Adviser are not to be deemed to be exclusive, the Sub-Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Adviser's ability to meet all of its obligations hereunder. The Sub-Adviser shall for all purposes be an independent contractor and not an agent or employee of the Adviser or the Trust.
 8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser, the Sub-Adviser shall not be subject to liability to the Adviser, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.
 9. Duration and Termination of Agreement; Amendments:
  (a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until July 31, 1998 and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Agreement may be modified by mutual consent of the Adviser, the Sub-Adviser and the Portfolio subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.
  (c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either the Adviser, the Sub-Adviser or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.
 10. Limitation of Liability: The Sub-Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Adviser seek satisfaction of any such obligation from the Trustees or any individual Trustee.
 11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.
 The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.
 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
SIGNATURE LINES OMITTED

EXHIBIT 5
FORM OF
SUB-ADVISORY AGREEMENT
BETWEEN
FIDELITY MANAGEMENT & RESEARCH COMPANY
AND
FIDELITY MANAGEMENT & RESEARCH (FAR EAST) INC.
AND
FIDELITY SELECT PORTFOLIOS ON BEHALF OF AMERICAN GOLD PORTFOLIO
 AGREEMENT made this ___ day of _______, 1998, by and between Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Adviser"); Fidelity Management & Research (Far East) Inc. (hereinafter called the "Sub-Adviser"); and Fidelity Select Portfolios, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of American Gold Portfolio (hereinafter called the "Portfolio").
 WHEREAS the Trust and the Adviser have entered into a Management Contract on behalf of the Portfolio, pursuant to which the Adviser is to act as investment manager of the Portfolio; and
 WHEREAS the Sub-Adviser and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located in such countries, and providing investment advisory services in connection therewith;
 NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Adviser and the Sub-Adviser agree as follows:
 1. Duties: The Adviser may, in its discretion, appoint the Sub-Adviser to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Adviser shall be as agreed upon from time to time by the Adviser and the Sub-Adviser. The Sub-Adviser shall pay the salaries and fees of all personnel of the Sub-Adviser performing services for the Portfolio relating to research, statistical and investment activities.
  (a) INVESTMENT ADVICE: If and to the extent requested by the Adviser, the Sub-Adviser shall provide investment advice to the Portfolio and the Adviser with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Adviser such factual information, research reports and investment recommendations as the Adviser may reasonably require. Such information may include written and oral reports and analyses.
  (b) INVESTMENT MANAGEMENT: If and to the extent requested by the Adviser, the Sub-Adviser shall, subject to the supervision of the Adviser, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Adviser may impose with respect to the Portfolio by notice to the Sub-Adviser. With respect to the portion of the investments of the Portfolio under its management, the Sub-Adviser is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Adviser may select. The Sub-Adviser may also be authorized, but only to the extent such duties are delegated in writing by the Adviser, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money, or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Adviser shall at all times be subject to the control and direction of the Adviser and the Trust's Board of Trustees.
  (c) SUBSIDIARIES AND AFFILIATES: The Sub-Adviser may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Adviser shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.
 2. Information to be Provided to the Trust and the Adviser: The Sub-Adviser shall furnish such reports, evaluations, information or analyses to the Trust and the Adviser as the Trust's Board of Trustees or the Adviser may reasonably request from time to time, or as the Sub-Adviser may deem to be desirable.
 3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Adviser, which may include brokers or dealers affiliated with the Adviser or Sub-Adviser. The Sub-Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio and/or to the other accounts over which the Sub-Adviser or Adviser exercise investment discretion. The Sub-Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Adviser has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 4. Compensation: The Adviser shall compensate the Sub-Adviser on the following basis for the services to be furnished hereunder.
  (a) INVESTMENT ADVISORY FEE: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Adviser agrees to pay the Sub-Adviser a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to 105% of the Sub-Adviser's costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Adviser, if any, in effect from time to time.
  (b) INVESTMENT MANAGEMENT FEE: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Adviser agrees to pay the Sub-Adviser a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Adviser under its Management Contract with the Adviser, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Adviser shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Adviser waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Adviser will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Adviser reduces its fees to reflect such waivers or reimbursements and the Adviser subsequently recovers all or any portion of such waivers and reimbursements, then the Sub-Adviser shall be entitled to receive from the Adviser a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Adviser required by such limitations are in excess of the Adviser's management fee, the Investment Management Fee paid to the Sub-Adviser will be reduced to zero for that month, but in no event shall the Sub-Adviser be required to reimburse the Adviser for all or a portion of such excess reimbursements.
  (c) PROVISION OF MULTIPLE SERVICES: If the Sub-Adviser shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph 1 for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Adviser with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.
 5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Adviser hereunder or by the Adviser under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Adviser or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefore; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.
 6. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Adviser or the Sub-Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser or the Sub-Adviser are or may be or become similarly interested in the Trust, and that the Adviser or the Sub-Adviser may be or become interested in the Trust as a shareholder or otherwise.
 7. Services to Other Companies or Accounts: The services of the Sub-Adviser to the Adviser are not to be deemed to be exclusive, the Sub-Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Adviser's ability to meet all of its obligations hereunder. The Sub-Adviser shall for all purposes be an independent contractor and not an agent or employee of the Adviser or the Trust.
 8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser, the Sub-Adviser shall not be subject to liability to the Adviser, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.
 9. Duration and Termination of Agreement; Amendments:
  (a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until July 31, 1998 and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Agreement may be modified by mutual consent of the Adviser, the Sub-Adviser and the Portfolio subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.
  (c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either the Adviser, the Sub-Adviser or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.
 10. Limitation of Liability: The Sub-Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Adviser seek satisfaction of any such obligation from the Trustees or any individual Trustee.
 11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.
 The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.
 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
SIGNATURE LINES OMITTED

EXHIBIT 6
"PRIMARILY INVESTS IN" POLICIES   *
AIR TRANSPORTATION PORTFOLIO invests primarily in companies engaged in the regional, national and international movement of passengers, mail, and freight via aircraft.
AUTOMOTIVE PORTFOLIO invests primarily in companies engaged in the manufacture, marketing or sale of automobiles, trucks, specialty vehicles, parts, tires, and related services.
BIOTECHNOLOGY PORTFOLIO invests primarily in companies engaged in the research, development, and manufacture of various biotechnological products, services and processes.
1.BROKERAGE AND INVESTMENT MANAGEMENT PORTFOLIO invests primarily in companies engaged in stock brokerage, commodity brokerage, investment banking, tax-advantaged investment or investment sales, investment management, or related investment advisory services.
CHEMICALS PORTFOLIO invests primarily in companies engaged in the research, development, manufacture or marketing of products or services related to the chemical process industries.
COMPUTERS PORTFOLIO invests primarily in companies engaged in research, design, development, manufacture or distribution of products, processes or services that relate to currently available or experimental hardware technology within the computer industry. CONSTRUCTION AND HOUSING PORTFOLIO invests primarily in companies engaged in the design and construction of residential, commercial, industrial and public works facilities, as well as companies engaged in the manufacture, supply, distribution or sale of products or services to these construction industries.
CONSUMER INDUSTRIES PORTFOLIO invests primarily in companies engaged in the manufacture and distribution of goods to consumers both domestically and internationally.
DEFENSE AND AEROSPACE PORTFOLIO invests primarily in companies engaged in the research, manufacture or sale of products or services related to the defense or aerospace industries.
DEVELOPING COMMUNICATIONS PORTFOLIO invests primarily in companies engaged in the development, manufacture or sale of emerging communications services or equipment.
ELECTRONICS PORTFOLIO invests primarily in companies engaged in the design, manufacture, or sale of electronic components (semiconductors, connectors, printed circuit boards and other components); equipment vendors to electronic component manufacturers; electronic component distributors; and electronic instruments and electronic systems vendors.
ENERGY PORTFOLIO invests primarily in companies in the energy field, including the conventional areas of oil, gas, electricity and coal, and newer sources of energy such as nuclear, geothermal, oil shale and solar power.
ENERGY SERVICE PORTFOLIO invests primarily in companies in the energy service field, including those that provide services and equipment to the conventional areas of oil, gas, electricity and coal, and newer sources of energy such as nuclear, geothermal, oil shale and solar power.
ENVIRONMENTAL SERVICES PORTFOLIO invests primarily in companies engaged in the research, development, manufacture or distribution of products, processes or services related to waste management or pollution control.
2.FINANCIAL SERVICES PORTFOLIO invests primarily in companies that provide financial services to consumers and industry.
FOOD AND AGRICULTURE PORTFOLIO invests primarily in companies engaged in the manufacture, sale, or distribution of food and beverage products, agricultural products, and products related to the development of new food technologies.
HEALTH CARE PORTFOLIO invests primarily in companies engaged in the design, manufacture, or sale of products or services used for or in connection with health care or medicine.
HOME FINANCE PORTFOLIO invests primarily in companies engaged in investing in real estate, usually through mortgages and other consumer-related loans.
INDUSTRIAL EQUIPMENT PORTFOLIO invests primarily in companies engaged in the manufacture, distribution or service of products and equipment for the industrial sector, including integrated producers of capital equipment (such as general industry machinery, farm equipment, and computers), parts suppliers and subcontractors.
INDUSTRIAL MATERIALS PORTFOLIO invests primarily in companies engaged in the manufacture, mining, processing, or distribution of raw materials and intermediate goods used in the industrial sector. INSURANCE PORTFOLIO invests primarily in companies engaged in underwriting, reinsuring, selling, distributing, or placing of property and casualty, life, or health insurance.
LEISURE PORTFOLIO invests primarily in companies engaged in the design, production, or distribution of goods or services in the leisure industries.
MEDICAL DELIVERY PORTFOLIO invests primarily in companies engaged in the ownership or management of hospitals, nursing homes, health maintenance organizations, and other companies specializing in the delivery of health care services.
MULTIMEDIA PORTFOLIO invests primarily in companies engaged in the development, production, sale and distribution of goods or services used in the broadcast and media industries.
NATURAL GAS PORTFOLIO invests primarily in companies engaged in the production, transmission, and distribution of natural gas, and involved in the exploration of potential natural gas sources, as well as those companies that provide services and equipment to natural gas producers, refineries, cogeneration facilities, converters, and distributors.
PAPER AND FOREST PRODUCTS PORTFOLIO invests primarily in companies engaged in the manufacture, research, sale, or distribution of paper products, packaging products, building materials (such as lumber and paneling products), and other products related to the paper and forest products industry.
3.PRECIOUS METALS AND MINERALS PORTFOLIO invests primarily in companies engaged in exploration, mining, processing or dealing in gold, silver, platinum, diamonds or other precious metals and minerals.
REGIONAL BANKS PORTFOLIO invests primarily in companies engaged in accepting deposits and making commercial and principally non-mortgage consumer loans.
RETAILING PORTFOLIO invests primarily in companies engaged in merchandising finished goods and services primarily to individual consumers.
SOFTWARE AND COMPUTER SERVICES PORTFOLIO invests primarily in companies engaged in research, design, production or distribution of products or processes that relate to software or information-based services.
TECHNOLOGY PORTFOLIO invests primarily in companies which FMR believes have, or will develop, products, processes or services that will provide or will benefit significantly from technological advances and improvements.
TELECOMMUNICATIONS PORTFOLIO invests primarily in companies engaged in the development, manufacture, or sale of communications services or communications equipment.
TRANSPORTATION PORTFOLIO invests primarily in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment. UTILITIES GROWTH PORTFOLIO invests primarily in companies in the public utilities industry and companies deriving a majority of their revenues from their public utility operations.
MONEY MARKET PORTFOLIO seeks to provide high current income, consistent with preservation of capital and liquidity, by investing in a broad range of high quality money market instruments.
   *Except American Gold Portfolio. See page of the proxy statement for American Gold Portfolio's "primarily invests in" policy.

EXHIBIT 7
FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE RATIOS
(A)

INVESTMENT                                       FISCAL         AVERAGE         RATIO OF NET
OBJECTIVE AND FUND                               YEAR END (A)   NET ASSETS      ADVISORY FEES
                                                                (MILLIONS)(B)   TO AVERAGE
                                                                                NET ASSETS
                                                                                PAID
                                                                                TO FMR (C)

GROWTH

SELECT PORTFOLIOS:

 AIR TRANSPORTATION ((POUND))                     2/28/97       $ 89.4                           0.60%

 AMERICAN GOLD                                    2/28/97        414.0                           0.60

 AUTOMOTIVE ((POUND))                             2/28/97        120.2                           0.60

 BIOTECHNOLOGY ((POUND))                          2/28/97        715.3                           0.60

 BROKERAGE AND INVESTMENT MANAGEMENT ((POUND))    2/28/97        72.5                            0.62

 CHEMICALS ((POUND))                              2/28/97        123.5                           0.60

 COMPUTERS ((POUND))                              2/28/97        546.6                           0.61

 CONSTRUCTION AND HOUSING ((POUND))               2/28/97        68.0                            0.60

 CONSUMER INDUSTRIES ((POUND))                    2/28/97        25.6                            0.60

 CYCLICAL INDUSTRIES ((POUND))                    2/28/98**      3.5                             0.59(DAGGER)

 DEFENSE AND AEROSPACE ((POUND))                  2/28/97        44.1                            0.61

 DEVELOPING COMMUNICATIONS ((POUND))              2/28/97        307.6                           0.60

 ELECTRONICS ((POUND))                            2/28/97        1,297.2                         0.61

 ENERGY ((POUND))                                 2/28/97        176.4                           0.60

 ENERGY SERVICE ((POUND))                         2/28/97        461.6                           0.60

 ENVIRONMENTAL SERVICES ((POUND))                 2/28/97        41.6                            0.61

 FINANCIAL SERVICES ((POUND))                     2/28/97        273.8                           0.61

 FOOD AND AGRICULTURE ((POUND))                   2/28/97        278.8                           0.60

 HEALTH CARE ((POUND))                            2/28/97        1,266.7                         0.60

 HOME FINANCE ((POUND))                           2/28/97        691.6                           0.61

 INDUSTRIAL EQUIPMENT ((POUND))                   2/28/97        92.5                            0.61

 INDUSTRIAL MATERIALS ((POUND))                   2/28/97        97.9                            0.60

 INSURANCE ((POUND))                              2/28/97        33.8                            0.61

 LEISURE ((POUND))                                2/28/97        106.5                           0.60

 MEDICAL DELIVERY ((POUND))                       2/28/97        216.3                           0.60

 MULTIMEDIA ((POUND))                             2/28/97        85.1                            0.60

 NATURAL GAS ((POUND))                            2/28/97        113.0                           0.60

 NATURAL RESOURCES ((POUND))                      2/28/98**      6.1                             0.59(DAGGER)

 PAPER AND FOREST PRODUCTS ((POUND))              2/28/97        32.3                            0.60

 PRECIOUS METALS AND MINERALS ((POUND))           2/28/97        332.0                           0.60

 REGIONAL BANKS ((POUND))                         2/28/97        416.8                           0.61

 RETAILING ((POUND))                              2/28/97        221.9                           0.60

 SOFTWARE AND COMPUTER SERVICES ((POUND))         2/28/97        421.4                           0.60

 TECHNOLOGY ((POUND))                             2/28/97        463.1                           0.60

 TELECOMMUNICATIONS ((POUND))                     2/28/97        476.9                           0.60

 TRANSPORTATION ((POUND))                         2/28/97        12.6                            0.40*

 UTILITIES GROWTH ((POUND))                       2/28/97        238.2                           0.60

MAGELLAN ((POUND))                                3/31/97        54,132.7                        0.45

LARGE CAP STOCK ((POUND))                         4/30/97        100.3                           0.53

MID CAP STOCK ((POUND))                           4/30/97        1,528.2                         0.70

SMALL CAP STOCK ((POUND))                         4/30/97        548.6                           0.55

FIDELITY FIFTY ((POUND))                          6/30/97        152.4                           0.45

ADVISOR FOCUS FUNDS:

 CONSUMER INDUSTRIES: ((POUND))

  CLASS A                                         7/31/97**      0.7                             0.60(DAGGER)

  CLASS T                                         7/31/97**      3.9                             0.60(DAGGER)

  CLASS B                                         7/31/97**      0.3                             0.60(DAGGER)

  CLASS C (   (HOLLOW DIAMOND))                   7/31/98**      0.0                             0.60(DAGGER)

  INSTITUTIONAL CLASS                             7/31/97**      1.1                             0.60(DAGGER)

ADVISOR FOCUS FUNDS (CONTINUED):

 CYCLICAL INDUSTRIES: ((POUND))

  CLASS A                                         7/31/97**     $ 0.2                            0.60%(DAGGER)

  CLASS T                                         7/31/97**      1.1                             0.60(DAGGER)

  CLASS B                                         7/31/97**      0.1                             0.60(DAGGER)

  CLASS C (   (HOLLOW DIAMOND))                   7/31/98**      0.0                             0.60(DAGGER)

  INSTITUTIONAL CLASS                             7/31/97**      4.1                             0.60(DAGGER)

 FINANCIAL SERVICES: ((POUND))

  CLASS A                                         7/31/97**      2.9                             0.60(DAGGER)

  CLASS T                                         7/31/97**      22.0                            0.60(DAGGER)

  CLASS B                                         7/31/97**      3.3                             0.60(DAGGER)

  CLASS C (   (HOLLOW DIAMOND))                   7/31/98**      1.0                             0.60(DAGGER)

  INSTITUTIONAL CLASS                             7/31/97**      2.2                             0.60(DAGGER)

 HEALTH CARE: ((POUND))

  CLASS A                                         7/31/97**      2.9                             0.60(DAGGER)

  CLASS T                                         7/31/97**      22.5                            0.60(DAGGER)

  CLASS B                                         7/31/97**      2.4                             0.60(DAGGER)

  CLASS C (   (HOLLOW DIAMOND))                   7/31/98**      0.5                             0.60(DAGGER)

  INSTITUTIONAL CLASS                             7/31/97**      2.7                             0.60(DAGGER)

 NATURAL RESOURCES: ((POUND))

  CLASS A                                         7/31/97**      4.5                             0.60(DAGGER)

  CLASS T                                         7/31/97**      634.0                           0.60(DAGGER)

  CLASS B                                         7/31/97**      49.4                            0.60(DAGGER)

  CLASS C (   (HOLLOW DIAMOND))                   7/31/98**      0.4                             0.60(DAGGER)

  INSTITUTIONAL CLASS                             7/31/97**      10.8                            0.60(DAGGER)

 TECHNOLOGY: ((POUND))

  CLASS A                                         7/31/97**      3.6                             0.60(DAGGER)

  CLASS T                                         7/31/97**      25.8                            0.60(DAGGER)

  CLASS B                                         7/31/97**      2.2                             0.60(DAGGER)

  CLASS C (   (HOLLOW DIAMOND))                   7/31/98**      0.6                             0.60(DAGGER)

  INSTITUTIONAL CLASS                             7/31/97**      1.6                             0.60(DAGGER)

 UTILITIES GROWTH: ((POUND))

  CLASS A                                         7/31/97**      0.4                             0.60(DAGGER)

  CLASS T                                         7/31/97**      3.8                             0.60(DAGGER)

  CLASS B                                         7/31/97**      0.8                             0.60(DAGGER)

  CLASS C (   (HOLLOW DIAMOND))                   7/31/98**      0.3                             0.60(DAGGER)

  INSTITUTIONAL CLASS                             7/31/97**      1.8                             0.60(DAGGER)

BLUE CHIP GROWTH ((POUND))                        7/31/97        10,047.1                        0.51

LOW-PRICED STOCK ((POUND))                        7/31/97        6,107.7                         0.76

OTC PORTFOLIO ((POUND))                           7/31/97        3,330.0                         0.56

EXPORT AND MULTINATIONAL FUND ((POUND))           8/31/97        415.7                           0.60

ADVISOR KOREA FUND, INC. (OVAL)                  9/30/97        49.9                            1.00

DESTINY I ((POUND))                               9/30/97        5,260.4                         0.36

DESTINY II ((POUND))                              9/30/97        3,074.7                         0.50

ADVISOR EMERGING ASIA FUND, INC. (OVAL)          10/31/97       130.4                           1.16

ADVISOR OVERSEAS: ((EPSLON))

 CLASS A                                          10/31/97       2.6                             0.81

 CLASS T                                          10/31/97       1,112.8                         0.81

 CLASS B                                          10/31/97       29.0                            0.81

 CLASS C (   (HOLLOW DIAMOND))                    10/31/98**     0.4                             0.81

 INSTITUTIONAL CLASS                              10/31/97       30.4                            0.81

CANADA ((EPSLON))                                 10/31/97       127.5                           0.39

CAPITAL APPRECIATION ((POUND))                    10/31/97       1,773.3                         0.41

DISCIPLINED EQUITY ((POUND))                      10/31/97      $ 2,212.1                        0.44%

DIVERSIFIED INTERNATIONAL ((EPSLON))              10/31/97       1,106.3                         0.83

EMERGING MARKETS ((EPSLON))                       10/31/97       1,049.2                         0.75

EUROPE ((EPSLON))                                 10/31/97       874.8                           0.78

EUROPE CAPITAL APPRECIATION ((EPSLON))            10/31/97       335.4                           0.65

FRANCE ((EPSLON))                                 10/31/97       6.3                             0.75

GERMANY ((EPSLON))                                10/31/97       11.9                            0.74

HONG KONG AND CHINA (Rex-All)                     10/31/97       217.5                           0.75

INTERNATIONAL VALUE (Rex-All)                     10/31/97       305.5                           0.85

JAPAN (Rex-All)                                   10/31/97       295.1                           0.93

JAPAN SMALL COMPANIES (Rex-All)                   10/31/97       94.1                            0.75

LATIN AMERICA ((EPSLON))                          10/31/97       868.0                           0.74

NORDIC ((EPSLON))                                 10/31/97       68.5                            0.75

OVERSEAS ((EPSLON))                               10/31/97       3,574.3                         0.84

PACIFIC BASIN (Rex-All)                           10/31/97       347.5                           0.70

SOUTHEAST ASIA (Rex-All)                          10/31/97       584.7                           0.76

STOCK SELECTOR ((POUND))                          10/31/97       1,738.2                         0.47

TECHNOQUANT GROWTH                                10/31/97**     63.4                            0.59(DAGGER)

UNITED KINGDOM ((EPSLON))                         10/31/97       5.1                             0.75

VALUE ((POUND))                                   10/31/97       7,464.9                         0.46

WORLDWIDE ((EPSLON))                              10/31/97       1,067.5                         0.75

ADVISOR EQUITY GROWTH: ((POUND))

 CLASS A                                          11/30/97       14.6                            0.60

 CLASS T                                          11/30/97       3,860.7                         0.60

 CLASS B                                          11/30/97**     31.7                            0.60

 CLASS C                                          11/30/97**     0.5                             0.60

 INSTITUTIONAL CLASS                              11/30/97       1,154.7                         0.60

ADVISOR GROWTH OPPORTUNITIES: ((POUND))

 CLASS A                                          11/30/97**     136.1                           0.52(DAGGER)

 CLASS T                                          11/30/97**     20,087.8                        0.52(DAGGER)

 CLASS B                                          11/30/97**     395.4                           0.52(DAGGER)

 CLASS C                                          11/30/97**     2.9                             0.52(DAGGER)

 INSTITUTIONAL CLASS                              11/30/97**     384.3                           0.52(DAGGER)

ADVISOR LARGE CAP: ((POUND))

 CLASS A                                          11/30/97       1.5                             0.60

 CLASS T                                          11/30/97       35.8                            0.60

 CLASS B                                          11/30/97       16.1                            0.60

 CLASS C                                          11/30/97**     0.0                             0.60

 INSTITUTIONAL CLASS                              11/30/97       7.7                             0.60

ADVISOR MID CAP: ((POUND))

 CLASS A                                          11/30/97       2.6                             0.60

 CLASS T                                          11/30/97       266.9                           0.60

 CLASS B                                          11/30/97       43.5                            0.60

 CLASS C                                          11/30/97**     0.1                             0.60

 INSTITUTIONAL CLASS                              11/30/97       52.0                            0.60

ADVISOR TECHNOQUANT GROWTH: ((POUND))

 CLASS A                                          11/30/97**     4.1                             0.60(DAGGER)

 CLASS T                                          11/30/97**     13.0                            0.60(DAGGER)

 CLASS B                                          11/30/97**     6.4                             0.60(DAGGER)

 CLASS C                                          11/30/97**     0.0                             0.60(DAGGER)

 INSTITUTIONAL CLASS                              11/30/97**     1.3                             0.60(DAGGER)

EMERGING GROWTH ((POUND))                         11/30/97       1,907.1                         0.77

GROWTH COMPANY ((POUND))                          11/30/97       10,175.2                        0.47

NEW MILLENNIUM ((POUND))                          11/30/97      $ 1,437.9                        0.74%

RETIREMENT GROWTH ((POUND))                       11/30/97       4,042.6                         0.41

ADVISOR STRATEGIC OPPORTUNITIES: ((POUND))

 CLASS A                                          11/30/97**     1.1                             0.40(DAGGER)

 CLASS T                                          11/30/97**     494.6                           0.40(DAGGER)

 CLASS B                                          11/30/97**     99.5                            0.40(DAGGER)

 INSTITUTIONAL CLASS                              11/30/97**     5.9                             0.40(DAGGER)

 INITIAL CLASS                                    11/30/97**     20.5                            0.40(DAGGER)

CONGRESS STREET                                   12/31/97       86.8                            0.45

CONTRAFUND ((POUND))                              12/31/97       27,817.1                        0.48

EXCHANGE                                          12/31/97       291.8                           0.54

TREND ((POUND))                                   12/31/97       1,442.4                         0.42

VARIABLE INSURANCE PRODUCTS:

 GROWTH: ((POUND))

  INITIAL CLASS                                   12/31/97       6,937.2                         0.60

  SERVICE CLASS                                   12/31/97**     0.6                             0.60

 OVERSEAS PORTFOLIO: ((EPSLON))

  INITIAL CLASS                                   12/31/97       1,917.4                         0.75

  SERVICE CLASS                                   12/31/97**     0.3                             0.75

VARIABLE INSURANCE PRODUCTS II:

 CONTRAFUND: ((POUND))

  INITIAL CLASS                                   12/31/97       3,294.9                         0.60

  SERVICE CLASS                                   12/31/97**     1.4                             0.60

VARIABLE INSURANCE PRODUCTS III:

 GROWTH OPPORTUNITIES: ((POUND))

  INITIAL CLASS                                   12/31/97       703.1                           0.60

  SERVICE CLASS                                   12/31/97**     0.7                             0.60


(a) All fund data are as of the fiscal year end noted in the chart or as of December 31, 1997, if fiscal year end figures are not yet available.
(b) Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout its fiscal period.
(c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations. Funds so affected are indicated by an (*).
(dagger) Annualized
** Less than a complete fiscal year
(Rex-All) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far East) Inc. (FMR Far East), Fidelity Investments Japan Ltd. (FIJ), Fidelity International Investment Advisors (FIIA), and Fidelity International Investment Advisors (U.K.) Limited FIIA(U.K.)L, with respect to the fund.
((epslon)) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: FMR U.K., FMR Far East, FIIA, and FIIA(U.K.)L, with respect to the fund.
((pound)) Fidelity Management & Research Company has entered into sub-advisory agreements with FMR U.K. and FMR Far East, with respect to the fund.
(Oval) Fidelity Management & Research Company has entered into sub-advisory agreements with FIIA and FIJ, with respect to the fund.
(   (hollow diamond)) The ratio of net advisory fees to average net assets paid to FMR represents the amount as of the prior fiscal year end. Updated ratios will be presented for each class of shares of the fund when the next fiscal year end figures are available.

EXHIBIT 8
FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE RATIOS
(A)

INVESTMENT OBJECTIVE AND FUND                  FISCAL               AVERAGE         RATIO OF NET
                                               YEAR END (A)         NET ASSETS      ADVISORY FEES
                                                                    (MILLIONS)(B)   TO AVERAGE
                                                                                    NET ASSETS
                                                                                    PAID
                                                                                    TO FMR (C)

TAXABLE MONEY MARKET ((YEN))

SELECT MONEY MARKET                             2/28/97             $ 780.7                          0.20%

INSTITUTIONAL CASH:

 DOMESTIC

  CLASS I                                       3/31/97              1,205.1                         0.20*

  CLASS II                                      3/31/97              3.0                             0.20*

  CLASS III                                     3/31/97              75.7                            0.20*

 GOVERNMENT

  CLASS I                                       3/31/97              3,174.7                         0.20*

  CLASS II                                      3/31/97              57.3                            0.20*

  CLASS III                                     3/31/97              426.2                           0.20*

 MONEY MARKET

  CLASS I                                       3/31/97              8,692.8                         0.18*

  CLASS II                                      3/31/97              113.1                           0.18*

  CLASS III                                     3/31/97              417.2                           0.18*

 TREASURY

  CLASS I                                       3/31/97              6,755.7                         0.20*

  CLASS II                                      3/31/97              53.2                            0.20*

  CLASS III                                     3/31/97              2,520.6                         0.20*

 TREASURY ONLY

  CLASS I                                       3/31/97              1,238.1                         0.20*

  CLASS II                                      3/31/97              27.1                            0.20*

  CLASS III                                     3/31/97              24.5                            0.20*

SPARTAN MONEY MARKET                            4/30/97              8,917.3                         0.45

SPARTAN U.S. GOVERNMENT MONEY MARKET            4/30/97              838.0                           0.45

SPARTAN U.S. TREASURY MONEY MARKET              4/30/97              1,878.1                         0.45

THE NORTH CAROLINA CAPITAL MANAGEMENT TRUST:

  CASH PORTFOLIO                                6/30/97              2,068.9                         0.35

DAILY INCOME TRUST                              8/31/97              2,359.0                         0.32

MONEY MARKET TRUST:

 RETIREMENT GOVERNMENT MONEY MARKET             8/31/97              2,740.6                         0.42

 RETIREMENT MONEY MARKET                        8/31/97              5,941.5                         0.42

 RATED MONEY MARKET

  CLASS I                                       9/30/97              304.9                           0.20*

  CLASS II                                      9/30/97              10.4                            0.20*

  CLASS III                                     9/30/97              34.3                            0.20*

PRIME

  DAILY MONEY CLASS                             10/31/97             2,528.1                         0.39*

  CAPITAL RESERVES CLASS                        10/31/97             1,737.8                         0.39

TREASURY

  DAILY MONEY CLASS                             10/31/97             1,442.2                         0.41*

     CAPITAL RESERVES CLASS                        10/31/97             265.8                           0.41

     ADVISOR B CLASS                               10/31/97             23.1                            0.41*

     ADVISOR C CLASS ((HOLLOW DIAMOND))            10/31/98**           0.1                             0.41*

U.S. GOVERNMENT RESERVES                        11/30/97            $ 1,217.2                        0.21%

CASH RESERVES                                   11/30/97             22,411.1                        0.21

VIP: MONEY MARKET                               12/31/97             1,112.7                         0.21


(a) All fund data are as of the fiscal year end noted in the chart or as of December 31, 1997, if fiscal year end figures are not yet available.
(b) Average net assets are computed on the basis of average net assets of each fund or class at the close of business on each business day throughout its fiscal period.
(c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations. Funds so affected are indicated by an (*).
((yen)) Fidelity Management & Research Company has entered into a sub-advisory agreement with Fidelity Investments Money Manangement Inc., with respect to each fund.
   ((hollow diamond)) The ratio of net advisory fees to average net assets paid to FMR represents the amount as of the prior fiscal year end. Updated ratios will be presented for each class of shares of the fund when the next fiscal year end figures are available.
   ** Less than a complete fiscal year

SEL-pxs-0398 CUSIP #316390871/FUND #007
 CUSIP #316390863/FUND #008
 CUSIP #316390848/FUND #009
 CUSIP #316390822/FUND #028
 CUSIP #316390798/FUND #034
 CUSIP #316390780/FUND #041
 CUSIP #316390772/FUND #042
 CUSIP #316390764/FUND #043
 CUSIP #316390541/FUND #045
 CUSIP #316390731/FUND #046
 CUSIP #316390103/FUND #060
 CUSIP #316390400/FUND #061
 CUSIP #316390707/FUND #062
 CUSIP #316390301/FUND #063
 CUSIP #316390202/FUND #064
 CUSIP #316390509/FUND #065
 CUSIP #316390608/FUND #066
 CUSIP #316390806/FUND #067
 CUSIP #316390855/FUND #068
 CUSIP #316390889/FUND #069
 CUSIP #316390830/FUND #096
 CUSIP #316390723/FUND #098
 CUSIP #316390699/FUND #502
 CUSIP #316390681/FUND #503
 CUSIP #316390665/FUND #505
 CUSIP #316390657/FUND #506
 CUSIP #316390640/FUND #507
 CUSIP #316390590/FUND #509
 CUSIP #316390533/FUND #510
 CUSIP #316390616/FUND #511
 CUSIP #316390582/FUND #512
 CUSIP #316390525/FUND #513
 CUSIP #316390491/FUND #514
 CUSIP #316390517/FUND #515
 CUSIP #316390574/FUND #516
 CUSIP #316390558/FUND #517
 CUSIP #316390566/FUND #518
 CUSIP #316390483/FUND #353
 CUSIP #316390814/FUND #085
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
---------------------------------------------------------------------
-------------------------
FIDELITY SELECT PORTFOLIOS: AIR TRANSPORTATION PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and Ralph F. Cox, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on May 13, 1998 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1998
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 316390798/fund# 034

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
---------------------------------------------------------------------
-------------------------

1.   TO ELECT THE 12 NOMINEES SPECIFIED BELOW AS          [  ] FOR ALL           [  ]            1.
     TRUSTEES:  RALPH F. COX, PHYLLIS BURKE DAVIS,       NOMINEES LISTED         WITHHOLD
     ROBERT M. GATES, EDWARD C. JOHNSON 3D, E.           (EXCEPT AS MARKED TO    AUTHORITY TO
     BRADLEY JONES, DONALD J. KIRK, PETER S. LYNCH,      THE CONTRARY BELOW).    VOTE FOR ALL
     WILLIAM O. MCCOY, GERALD C. MCDONOUGH, MARVIN                               NOMINEES.
     L. MANN, ROBERT C. POZEN, THOMAS R. WILLIAMS.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



_____________________________________________________________________
________________________

2.      TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
        INDEPENDENT ACCOUNTANTS OF THE FUND.

3.      TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
        RESTATED DECLARATION OF TRUST.

4.      TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR THE     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
        FUND.

8(A).   TO MAKE THE FUND'S CURRENT FUNDAMENTAL 80%            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8(A).
        INVESTMENT POLICY NON-FUNDAMENTAL.

8(B).   TO MAKE THE FUND'S CURRENT FUNDAMENTAL 50%            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8(B).
        "PRINCIPALLY ENGAGED IN" POLICY NON-FUNDAMENTAL
        AND TO APPROVE CHANGES TO THE POLICY.




SEL-PXC-0398    cusip # 316390798/fund# 034
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
---------------------------------------------------------------------
-------------------------
FIDELITY SELECT PORTFOLIOS: AMERICAN GOLD PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and Ralph F. Cox, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on May 13, 1998 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1998
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 316390780/fund# 041

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
---------------------------------------------------------------------
-------------------------

1.   TO ELECT THE 12 NOMINEES SPECIFIED BELOW AS          [  ] FOR ALL           [  ]            1.
     TRUSTEES:  RALPH F. COX, PHYLLIS BURKE DAVIS,       NOMINEES LISTED         WITHHOLD
     ROBERT M. GATES, EDWARD C. JOHNSON 3D, E.           (EXCEPT AS MARKED TO    AUTHORITY TO
     BRADLEY JONES, DONALD J. KIRK, PETER S. LYNCH,      THE CONTRARY BELOW).    VOTE FOR ALL
     WILLIAM O. MCCOY, GERALD C. MCDONOUGH, MARVIN                               NOMINEES.
     L. MANN, ROBERT C. POZEN, THOMAS R. WILLIAMS.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



_____________________________________________________________________
________________________

2.      TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
        INDEPENDENT ACCOUNTANTS OF THE FUND.

3.      TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
        RESTATED DECLARATION OF TRUST.

4.      TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR THE     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
        FUND.

6.      TO APPROVE A SUB-ADVISORY AGREEMENT WITH FMR          FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   6.
        U.K. FOR THE FUND.

7.      TO APPROVE A SUB-ADVISORY AGREEMENT WITH FMR FAR      FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   7.
        EAST FOR THE FUND.

9(A).   TO MAKE THE FUND'S CURRENT FUNDAMENTAL 80%            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   9(A).
        INVESTMENT POLICY NON-FUNDAMENTAL AND TO APPROVE
        CHANGES TO THE POLICY.

9(B).   TO MAKE THE FUND'S CURRENT FUNDAMENTAL 50%            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   9(B).
        "PRINCIPALLY ENGAGED IN" POLICY NON-FUNDAMENTAL
        AND TO APPROVE CHANGES TO THE POLICY.




SEL-PXC-0398    cusip # 316390780/fund# 041
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
---------------------------------------------------------------------
-------------------------
FIDELITY SELECT PORTFOLIOS: AUTOMOTIVE PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and Ralph F. Cox, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on May 13, 1998 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1998
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 316390699/fund# 502

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
---------------------------------------------------------------------
-------------------------

1.   TO ELECT THE 12 NOMINEES SPECIFIED BELOW AS          [  ] FOR ALL           [  ]            1.
     TRUSTEES:  RALPH F. COX, PHYLLIS BURKE DAVIS,       NOMINEES LISTED         WITHHOLD
     ROBERT M. GATES, EDWARD C. JOHNSON 3D, E.           (EXCEPT AS MARKED TO    AUTHORITY TO
     BRADLEY JONES, DONALD J. KIRK, PETER S. LYNCH,      THE CONTRARY BELOW).    VOTE FOR ALL
     WILLIAM O. MCCOY, GERALD C. MCDONOUGH, MARVIN                               NOMINEES.
     L. MANN, ROBERT C. POZEN, THOMAS R. WILLIAMS.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



_____________________________________________________________________
________________________

2.      TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
        INDEPENDENT ACCOUNTANTS OF THE FUND.

3.      TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
        RESTATED DECLARATION OF TRUST.

4.      TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR THE     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
        FUND.

8(A).   TO MAKE THE FUND'S CURRENT FUNDAMENTAL 80%            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8(A).
        INVESTMENT POLICY NON-FUNDAMENTAL.

8(B).   TO MAKE THE FUND'S CURRENT FUNDAMENTAL 50%            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8(B).
        "PRINCIPALLY ENGAGED IN" POLICY NON-FUNDAMENTAL
        AND TO APPROVE CHANGES TO THE POLICY.




SEL-PXC-0398    cusip # 316390699/fund# 502
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
---------------------------------------------------------------------
-------------------------
FIDELITY SELECT PORTFOLIOS: BIOTECHNOLOGY PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and Ralph F. Cox, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on May 13, 1998 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1998
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 316390772/fund# 042

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
---------------------------------------------------------------------
-------------------------

1.   TO ELECT THE 12 NOMINEES SPECIFIED BELOW AS          [  ] FOR ALL           [  ]            1.
     TRUSTEES:  RALPH F. COX, PHYLLIS BURKE DAVIS,       NOMINEES LISTED         WITHHOLD
     ROBERT M. GATES, EDWARD C. JOHNSON 3D, E.           (EXCEPT AS MARKED TO    AUTHORITY TO
     BRADLEY JONES, DONALD J. KIRK, PETER S. LYNCH,      THE CONTRARY BELOW).    VOTE FOR ALL
     WILLIAM O. MCCOY, GERALD C. MCDONOUGH, MARVIN                               NOMINEES.
     L. MANN, ROBERT C. POZEN, THOMAS R. WILLIAMS.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



_____________________________________________________________________
________________________

2.      TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
        INDEPENDENT ACCOUNTANTS OF THE FUND.

3.      TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
        RESTATED DECLARATION OF TRUST.

4.      TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR THE     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
        FUND.

8(A).   TO MAKE THE FUND'S CURRENT FUNDAMENTAL 80%            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8(A).
        INVESTMENT POLICY NON-FUNDAMENTAL.

8(B).   TO MAKE THE FUND'S CURRENT FUNDAMENTAL 50%            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8(B).
        "PRINCIPALLY ENGAGED IN" POLICY NON-FUNDAMENTAL
        AND TO APPROVE CHANGES TO THE POLICY.




SEL-PXC-0398    cusip # 316390772/fund# 042
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
---------------------------------------------------------------------
-------------------------
FIDELITY SELECT PORTFOLIOS: BROKERAGE AND INVESTMENT MANAGEMENT
PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and Ralph F. Cox, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on May 13, 1998 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1998
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 316390855/fund# 068

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
---------------------------------------------------------------------
-------------------------

1.   TO ELECT THE 12 NOMINEES SPECIFIED BELOW AS          [  ] FOR ALL           [  ]            1.
     TRUSTEES:  RALPH F. COX, PHYLLIS BURKE DAVIS,       NOMINEES LISTED         WITHHOLD
     ROBERT M. GATES, EDWARD C. JOHNSON 3D, E.           (EXCEPT AS MARKED TO    AUTHORITY TO
     BRADLEY JONES, DONALD J. KIRK, PETER S. LYNCH,      THE CONTRARY BELOW).    VOTE FOR ALL
     WILLIAM O. MCCOY, GERALD C. MCDONOUGH, MARVIN                               NOMINEES.
     L. MANN, ROBERT C. POZEN, THOMAS R. WILLIAMS.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



_____________________________________________________________________
________________________

2.      TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
        INDEPENDENT ACCOUNTANTS OF THE FUND.

3.      TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
        RESTATED DECLARATION OF TRUST.

4.      TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR THE     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
        FUND.

8(A).   TO MAKE THE FUND'S CURRENT FUNDAMENTAL 80%            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8(A).
        INVESTMENT POLICY NON-FUNDAMENTAL.

8(B).   TO MAKE THE FUND'S CURRENT FUNDAMENTAL 50%            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8(B).
        "PRINCIPALLY ENGAGED IN" POLICY NON-FUNDAMENTAL
        AND TO APPROVE CHANGES TO THE POLICY.

10.     TO MAKE THE FUND'S CURRENT FUNDAMENTAL 15%            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   10.
        "PRINCIPALLY ENGAGED IN" POLICY NON-FUNDAMENTAL.




SEL-PXC-0398    cusip # 316390855/fund# 068
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
---------------------------------------------------------------------
-------------------------
FIDELITY SELECT PORTFOLIOS: BUSINESS SERVICES AND OUTSOURCING
PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and Ralph F. Cox, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on May 13, 1998 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1998
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip #    316390483    /fund#    353

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
---------------------------------------------------------------------
-------------------------

1.   TO ELECT THE 12 NOMINEES SPECIFIED BELOW AS          [  ] FOR ALL           [  ]            1.
     TRUSTEES:  RALPH F. COX, PHYLLIS BURKE DAVIS,       NOMINEES LISTED         WITHHOLD
     ROBERT M. GATES, EDWARD C. JOHNSON 3D, E.           (EXCEPT AS MARKED TO    AUTHORITY TO
     BRADLEY JONES, DONALD J. KIRK, PETER S. LYNCH,      THE CONTRARY BELOW).    VOTE FOR ALL
     WILLIAM O. MCCOY, GERALD C. MCDONOUGH, MARVIN                               NOMINEES.
     L. MANN, ROBERT C. POZEN, THOMAS R. WILLIAMS.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



_____________________________________________________________________
________________________

2.    TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      INDEPENDENT ACCOUNTANTS OF THE FUND.

3.    TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      RESTATED DECLARATION OF TRUST.




SEL-PXC-0398    cusip #    316390483    /fund#    353
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
---------------------------------------------------------------------
-------------------------
FIDELITY SELECT PORTFOLIOS: CHEMICALS PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and Ralph F. Cox, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on May 13, 1998 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1998
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 316390889/fund# 069

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
---------------------------------------------------------------------
-------------------------

1.   TO ELECT THE 12 NOMINEES SPECIFIED BELOW AS          [  ] FOR ALL           [  ]            1.
     TRUSTEES:  RALPH F. COX, PHYLLIS BURKE DAVIS,       NOMINEES LISTED         WITHHOLD
     ROBERT M. GATES, EDWARD C. JOHNSON 3D, E.           (EXCEPT AS MARKED TO    AUTHORITY TO
     BRADLEY JONES, DONALD J. KIRK, PETER S. LYNCH,      THE CONTRARY BELOW).    VOTE FOR ALL
     WILLIAM O. MCCOY, GERALD C. MCDONOUGH, MARVIN                               NOMINEES.
     L. MANN, ROBERT C. POZEN, THOMAS R. WILLIAMS.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



_____________________________________________________________________
________________________

2.      TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
        INDEPENDENT ACCOUNTANTS OF THE FUND.

3.      TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
        RESTATED DECLARATION OF TRUST.

4.      TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR THE     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
        FUND.

8(A).   TO MAKE THE FUND'S CURRENT FUNDAMENTAL 80%            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8(A).
        INVESTMENT POLICY NON-FUNDAMENTAL.

8(B).   TO MAKE THE FUND'S CURRENT FUNDAMENTAL 50%            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8(B).
        "PRINCIPALLY ENGAGED IN" POLICY NON-FUNDAMENTAL
        AND TO APPROVE CHANGES TO THE POLICY.




SEL-PXC-0398    cusip # 316390889/fund# 069
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
---------------------------------------------------------------------
-------------------------
FIDELITY SELECT PORTFOLIOS: COMPUTERS PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and Ralph F. Cox, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on May 13, 1998 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1998
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 316390871/fund# 007

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
---------------------------------------------------------------------
-------------------------

1.   TO ELECT THE 12 NOMINEES SPECIFIED BELOW AS          [  ] FOR ALL           [  ]            1.
     TRUSTEES:  RALPH F. COX, PHYLLIS BURKE DAVIS,       NOMINEES LISTED         WITHHOLD
     ROBERT M. GATES, EDWARD C. JOHNSON 3D, E.           (EXCEPT AS MARKED TO    AUTHORITY TO
     BRADLEY JONES, DONALD J. KIRK, PETER S. LYNCH,      THE CONTRARY BELOW).    VOTE FOR ALL
     WILLIAM O. MCCOY, GERALD C. MCDONOUGH, MARVIN                               NOMINEES.
     L. MANN, ROBERT C. POZEN, THOMAS R. WILLIAMS.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



_____________________________________________________________________
________________________

2.      TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
        INDEPENDENT ACCOUNTANTS OF THE FUND.

3.      TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
        RESTATED DECLARATION OF TRUST.

4.      TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR THE     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
        FUND.

8(A).   TO MAKE THE FUND'S CURRENT FUNDAMENTAL 80%            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8(A).
        INVESTMENT POLICY NON-FUNDAMENTAL.

8(B).   TO MAKE THE FUND'S CURRENT FUNDAMENTAL 50%            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8(B).
        "PRINCIPALLY ENGAGED IN" POLICY NON-FUNDAMENTAL
        AND TO APPROVE CHANGES TO THE POLICY.




SEL-PXC-0398    cusip # 316390871/fund# 007
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
---------------------------------------------------------------------
-------------------------
FIDELITY SELECT PORTFOLIOS: CONSTRUCTION AND HOUSING PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and Ralph F. Cox, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on May 13, 1998 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1998
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 316390616/fund# 511

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
---------------------------------------------------------------------
-------------------------

1.   TO ELECT THE 12 NOMINEES SPECIFIED BELOW AS          [  ] FOR ALL           [  ]            1.
     TRUSTEES:  RALPH F. COX, PHYLLIS BURKE DAVIS,       NOMINEES LISTED         WITHHOLD
     ROBERT M. GATES, EDWARD C. JOHNSON 3D, E.           (EXCEPT AS MARKED TO    AUTHORITY TO
     BRADLEY JONES, DONALD J. KIRK, PETER S. LYNCH,      THE CONTRARY BELOW).    VOTE FOR ALL
     WILLIAM O. MCCOY, GERALD C. MCDONOUGH, MARVIN                               NOMINEES.
     L. MANN, ROBERT C. POZEN, THOMAS R. WILLIAMS.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



_____________________________________________________________________
________________________

2.      TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
        INDEPENDENT ACCOUNTANTS OF THE FUND.

3.      TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
        RESTATED DECLARATION OF TRUST.

4.      TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR THE     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
        FUND.

8(A).   TO MAKE THE FUND'S CURRENT FUNDAMENTAL 80%            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8(A).
        INVESTMENT POLICY NON-FUNDAMENTAL.

8(B).   TO MAKE THE FUND'S CURRENT FUNDAMENTAL 50%            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8(B).
        "PRINCIPALLY ENGAGED IN" POLICY NON-FUNDAMENTAL
        AND TO APPROVE CHANGES TO THE POLICY.




SEL-PXC-0398    cusip # 316390616/fund# 511
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
---------------------------------------------------------------------
-------------------------
FIDELITY SELECT PORTFOLIOS: CONSUMER INDUSTRIES PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and Ralph F. Cox, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on May 13, 1998 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1998
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 316390558/fund# 517

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
---------------------------------------------------------------------
-------------------------

1.   TO ELECT THE 12 NOMINEES SPECIFIED BELOW AS          [  ] FOR ALL           [  ]            1.
     TRUSTEES:  RALPH F. COX, PHYLLIS BURKE DAVIS,       NOMINEES LISTED         WITHHOLD
     ROBERT M. GATES, EDWARD C. JOHNSON 3D, E.           (EXCEPT AS MARKED TO    AUTHORITY TO
     BRADLEY JONES, DONALD J. KIRK, PETER S. LYNCH,      THE CONTRARY BELOW).    VOTE FOR ALL
     WILLIAM O. MCCOY, GERALD C. MCDONOUGH, MARVIN                               NOMINEES.
     L. MANN, ROBERT C. POZEN, THOMAS R. WILLIAMS.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



_____________________________________________________________________
________________________

2.      TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
        INDEPENDENT ACCOUNTANTS OF THE FUND.

3.      TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
        RESTATED DECLARATION OF TRUST.

4.      TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR THE     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
        FUND.

8(A).   TO MAKE THE FUND'S CURRENT FUNDAMENTAL 80%            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8(A).
        INVESTMENT POLICY NON-FUNDAMENTAL.

8(B).   TO MAKE THE FUND'S CURRENT FUNDAMENTAL 50%            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8(B).
        "PRINCIPALLY ENGAGED IN" POLICY NON-FUNDAMENTAL
        AND TO APPROVE CHANGES TO THE POLICY.




SEL-PXC-0398    cusip # 316390558/fund# 517
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
---------------------------------------------------------------------
-------------------------
FIDELITY SELECT PORTFOLIOS: CYCLICAL INDUSTRIES PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and Ralph F. Cox, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on May 13, 1998 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1998
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 316390517/fund# 515

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
---------------------------------------------------------------------
-------------------------

1.   TO ELECT THE 12 NOMINEES SPECIFIED BELOW AS          [  ] FOR ALL           [  ]            1.
     TRUSTEES:  RALPH F. COX, PHYLLIS BURKE DAVIS,       NOMINEES LISTED         WITHHOLD
     ROBERT M. GATES, EDWARD C. JOHNSON 3D, E.           (EXCEPT AS MARKED TO    AUTHORITY TO
     BRADLEY JONES, DONALD J. KIRK, PETER S. LYNCH,      THE CONTRARY BELOW).    VOTE FOR ALL
     WILLIAM O. MCCOY, GERALD C. MCDONOUGH, MARVIN                               NOMINEES.
     L. MANN, ROBERT C. POZEN, THOMAS R. WILLIAMS.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



_____________________________________________________________________
________________________

2.    TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      INDEPENDENT ACCOUNTANTS OF THE FUND.

3.    TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      RESTATED DECLARATION OF TRUST.




SEL-PXC-0398    cusip # 316390517/fund# 515
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
---------------------------------------------------------------------
-------------------------
FIDELITY SELECT PORTFOLIOS: DEFENSE AND AEROSPACE PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and Ralph F. Cox, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on May 13, 1998 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1998
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 316390806/fund# 067

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
---------------------------------------------------------------------
-------------------------

1.   TO ELECT THE 12 NOMINEES SPECIFIED BELOW AS          [  ] FOR ALL           [  ]            1.
     TRUSTEES:  RALPH F. COX, PHYLLIS BURKE DAVIS,       NOMINEES LISTED         WITHHOLD
     ROBERT M. GATES, EDWARD C. JOHNSON 3D, E.           (EXCEPT AS MARKED TO    AUTHORITY TO
     BRADLEY JONES, DONALD J. KIRK, PETER S. LYNCH,      THE CONTRARY BELOW).    VOTE FOR ALL
     WILLIAM O. MCCOY, GERALD C. MCDONOUGH, MARVIN                               NOMINEES.
     L. MANN, ROBERT C. POZEN, THOMAS R. WILLIAMS.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



_____________________________________________________________________
________________________

2.      TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
        INDEPENDENT ACCOUNTANTS OF THE FUND.

3.      TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
        RESTATED DECLARATION OF TRUST.

4.      TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR THE     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
        FUND.

8(A).   TO MAKE THE FUND'S CURRENT FUNDAMENTAL 80%            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8(A).
        INVESTMENT POLICY NON-FUNDAMENTAL.

8(B).   TO MAKE THE FUND'S CURRENT FUNDAMENTAL 50%            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8(B).
        "PRINCIPALLY ENGAGED IN" POLICY NON-FUNDAMENTAL
        AND TO APPROVE CHANGES TO THE POLICY.




SEL-PXC-0398    cusip # 316390806/fund# 067
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
---------------------------------------------------------------------
-------------------------
FIDELITY SELECT PORTFOLIOS: DEVELOPING COMMUNICATIONS PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and Ralph F. Cox, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on May 13, 1998 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1998
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 316390566/fund# 518

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
---------------------------------------------------------------------
-------------------------

1.   TO ELECT THE 12 NOMINEES SPECIFIED BELOW AS          [  ] FOR ALL           [  ]            1.
     TRUSTEES:  RALPH F. COX, PHYLLIS BURKE DAVIS,       NOMINEES LISTED         WITHHOLD
     ROBERT M. GATES, EDWARD C. JOHNSON 3D, E.           (EXCEPT AS MARKED TO    AUTHORITY TO
     BRADLEY JONES, DONALD J. KIRK, PETER S. LYNCH,      THE CONTRARY BELOW).    VOTE FOR ALL
     WILLIAM O. MCCOY, GERALD C. MCDONOUGH, MARVIN                               NOMINEES.
     L. MANN, ROBERT C. POZEN, THOMAS R. WILLIAMS.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



_____________________________________________________________________
________________________

2.      TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
        INDEPENDENT ACCOUNTANTS OF THE FUND.

3.      TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
        RESTATED DECLARATION OF TRUST.

4.      TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR THE     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
        FUND.

8(A).   TO MAKE THE FUND'S CURRENT FUNDAMENTAL 80%            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8(A).
        INVESTMENT POLICY NON-FUNDAMENTAL.

8(B).   TO MAKE THE FUND'S CURRENT FUNDAMENTAL 50%            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8(B).
        "PRINCIPALLY ENGAGED IN" POLICY NON-FUNDAMENTAL
        AND TO APPROVE CHANGES TO THE POLICY.




SEL-PXC-0398    cusip # 316390566/fund# 518
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
---------------------------------------------------------------------
-------------------------
FIDELITY SELECT PORTFOLIOS: ELECTRONICS PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and Ralph F. Cox, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on May 13, 1998 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1998
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 316390863/fund# 008

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
---------------------------------------------------------------------
-------------------------

1.   TO ELECT THE 12 NOMINEES SPECIFIED BELOW AS          [  ] FOR ALL           [  ]            1.
     TRUSTEES:  RALPH F. COX, PHYLLIS BURKE DAVIS,       NOMINEES LISTED         WITHHOLD
     ROBERT M. GATES, EDWARD C. JOHNSON 3D, E.           (EXCEPT AS MARKED TO    AUTHORITY TO
     BRADLEY JONES, DONALD J. KIRK, PETER S. LYNCH,      THE CONTRARY BELOW).    VOTE FOR ALL
     WILLIAM O. MCCOY, GERALD C. MCDONOUGH, MARVIN                               NOMINEES.
     L. MANN, ROBERT C. POZEN, THOMAS R. WILLIAMS.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



_____________________________________________________________________
________________________

2.      TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
        INDEPENDENT ACCOUNTANTS OF THE FUND.

3.      TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
        RESTATED DECLARATION OF TRUST.

4.      TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR THE     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
        FUND.

8(A).   TO MAKE THE FUND'S CURRENT FUNDAMENTAL 80%            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8(A).
        INVESTMENT POLICY NON-FUNDAMENTAL.

8(B).   TO MAKE THE FUND'S CURRENT FUNDAMENTAL 50%            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8(B).
        "PRINCIPALLY ENGAGED IN" POLICY NON-FUNDAMENTAL
        AND TO APPROVE CHANGES TO THE POLICY.




SEL-PXC-0398    cusip # 316390863/fund# 008
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
---------------------------------------------------------------------
-------------------------
FIDELITY SELECT PORTFOLIOS: ENERGY PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and Ralph F. Cox, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on May 13, 1998 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1998
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 316390103/fund# 060

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
---------------------------------------------------------------------
-------------------------

1.   TO ELECT THE 12 NOMINEES SPECIFIED BELOW AS          [  ] FOR ALL           [  ]            1.
     TRUSTEES:  RALPH F. COX, PHYLLIS BURKE DAVIS,       NOMINEES LISTED         WITHHOLD
     ROBERT M. GATES, EDWARD C. JOHNSON 3D, E.           (EXCEPT AS MARKED TO    AUTHORITY TO
     BRADLEY JONES, DONALD J. KIRK, PETER S. LYNCH,      THE CONTRARY BELOW).    VOTE FOR ALL
     WILLIAM O. MCCOY, GERALD C. MCDONOUGH, MARVIN                               NOMINEES.
     L. MANN, ROBERT C. POZEN, THOMAS R. WILLIAMS.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



_____________________________________________________________________
________________________

2.      TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
        INDEPENDENT ACCOUNTANTS OF THE FUND.

3.      TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
        RESTATED DECLARATION OF TRUST.

4.      TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR THE     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
        FUND.

8(A).   TO MAKE THE FUND'S CURRENT FUNDAMENTAL 80%            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8(A).
        INVESTMENT POLICY NON-FUNDAMENTAL.

8(B).   TO MAKE THE FUND'S CURRENT FUNDAMENTAL 50%            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8(B).
        "PRINCIPALLY ENGAGED IN" POLICY NON-FUNDAMENTAL
        AND TO APPROVE CHANGES TO THE POLICY.




SEL-PXC-0398    cusip # 316390103/fund# 060
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
---------------------------------------------------------------------
-------------------------
FIDELITY SELECT PORTFOLIOS: ENERGY SERVICE PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and Ralph F. Cox, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on May 13, 1998 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1998
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 316390764/fund# 043

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
---------------------------------------------------------------------
-------------------------

1.   TO ELECT THE 12 NOMINEES SPECIFIED BELOW AS          [  ] FOR ALL           [  ]            1.
     TRUSTEES:  RALPH F. COX, PHYLLIS BURKE DAVIS,       NOMINEES LISTED         WITHHOLD
     ROBERT M. GATES, EDWARD C. JOHNSON 3D, E.           (EXCEPT AS MARKED TO    AUTHORITY TO
     BRADLEY JONES, DONALD J. KIRK, PETER S. LYNCH,      THE CONTRARY BELOW).    VOTE FOR ALL
     WILLIAM O. MCCOY, GERALD C. MCDONOUGH, MARVIN                               NOMINEES.
     L. MANN, ROBERT C. POZEN, THOMAS R. WILLIAMS.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



_____________________________________________________________________
________________________

2.      TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
        INDEPENDENT ACCOUNTANTS OF THE FUND.

3.      TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
        RESTATED DECLARATION OF TRUST.

4.      TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR THE     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
        FUND.

8(A).   TO MAKE THE FUND'S CURRENT FUNDAMENTAL 80%            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8(A).
        INVESTMENT POLICY NON-FUNDAMENTAL.

8(B).   TO MAKE THE FUND'S CURRENT FUNDAMENTAL 50%            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8(B).
        "PRINCIPALLY ENGAGED IN" POLICY NON-FUNDAMENTAL
        AND TO APPROVE CHANGES TO THE POLICY.




SEL-PXC-0398    cusip # 316390764/fund# 043
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
---------------------------------------------------------------------
-------------------------
FIDELITY SELECT PORTFOLIOS: ENVIRONMENTAL SERVICES PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and Ralph F. Cox, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on May 13, 1998 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1998
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 316390574/fund# 516

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
---------------------------------------------------------------------
-------------------------

1.   TO ELECT THE 12 NOMINEES SPECIFIED BELOW AS          [  ] FOR ALL           [  ]            1.
     TRUSTEES:  RALPH F. COX, PHYLLIS BURKE DAVIS,       NOMINEES LISTED         WITHHOLD
     ROBERT M. GATES, EDWARD C. JOHNSON 3D, E.           (EXCEPT AS MARKED TO    AUTHORITY TO
     BRADLEY JONES, DONALD J. KIRK, PETER S. LYNCH,      THE CONTRARY BELOW).    VOTE FOR ALL
     WILLIAM O. MCCOY, GERALD C. MCDONOUGH, MARVIN                               NOMINEES.
     L. MANN, ROBERT C. POZEN, THOMAS R. WILLIAMS.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



_____________________________________________________________________
________________________

2.      TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
        INDEPENDENT ACCOUNTANTS OF THE FUND.

3.      TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
        RESTATED DECLARATION OF TRUST.

4.      TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR THE     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
        FUND.

8(A).   TO MAKE THE FUND'S CURRENT FUNDAMENTAL 80%            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8(A).
        INVESTMENT POLICY NON-FUNDAMENTAL.

8(B).   TO MAKE THE FUND'S CURRENT FUNDAMENTAL 50%            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8(B).
        "PRINCIPALLY ENGAGED IN" POLICY NON-FUNDAMENTAL
        AND TO APPROVE CHANGES TO THE POLICY.




SEL-PXC-0398    cusip # 316390574/fund# 516
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
---------------------------------------------------------------------
-------------------------
FIDELITY SELECT PORTFOLIOS: FINANCIAL SERVICES PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and Ralph F. Cox, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on May 13, 1998 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1998
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 316390608/fund# 066

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
---------------------------------------------------------------------
-------------------------

1.   TO ELECT THE 12 NOMINEES SPECIFIED BELOW AS          [  ] FOR ALL           [  ]            1.
     TRUSTEES:  RALPH F. COX, PHYLLIS BURKE DAVIS,       NOMINEES LISTED         WITHHOLD
     ROBERT M. GATES, EDWARD C. JOHNSON 3D, E.           (EXCEPT AS MARKED TO    AUTHORITY TO
     BRADLEY JONES, DONALD J. KIRK, PETER S. LYNCH,      THE CONTRARY BELOW).    VOTE FOR ALL
     WILLIAM O. MCCOY, GERALD C. MCDONOUGH, MARVIN                               NOMINEES.
     L. MANN, ROBERT C. POZEN, THOMAS R. WILLIAMS.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



_____________________________________________________________________
________________________

2.      TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
        INDEPENDENT ACCOUNTANTS OF THE FUND.

3.      TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
        RESTATED DECLARATION OF TRUST.

4.      TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR THE     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
        FUND.

8(A).   TO MAKE THE FUND'S CURRENT FUNDAMENTAL 80%            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8(A).
        INVESTMENT POLICY NON-FUNDAMENTAL.

8(B).   TO MAKE THE FUND'S CURRENT FUNDAMENTAL 50%            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8(B).
        "PRINCIPALLY ENGAGED IN" POLICY NON-FUNDAMENTAL
        AND TO APPROVE CHANGES TO THE POLICY.

10.     TO MAKE THE FUND'S CURRENT FUNDAMENTAL 15%            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   10.
        "PRINCIPALLY ENGAGED IN" POLICY NON-FUNDAMENTAL.

11.     TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATIONS       FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   11.
        CONCERNING DIVERSIFICATION FOR THE FUND.




SEL-PXC-0398    cusip # 316390608/fund# 066
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
---------------------------------------------------------------------
-------------------------
FIDELITY SELECT PORTFOLIOS: FOOD AND AGRICULTURE PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and Ralph F. Cox, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on May 13, 1998 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1998
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 316390848/fund# 009

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
---------------------------------------------------------------------
-------------------------

1.   TO ELECT THE 12 NOMINEES SPECIFIED BELOW AS          [  ] FOR ALL           [  ]            1.
     TRUSTEES:  RALPH F. COX, PHYLLIS BURKE DAVIS,       NOMINEES LISTED         WITHHOLD
     ROBERT M. GATES, EDWARD C. JOHNSON 3D, E.           (EXCEPT AS MARKED TO    AUTHORITY TO
     BRADLEY JONES, DONALD J. KIRK, PETER S. LYNCH,      THE CONTRARY BELOW).    VOTE FOR ALL
     WILLIAM O. MCCOY, GERALD C. MCDONOUGH, MARVIN                               NOMINEES.
     L. MANN, ROBERT C. POZEN, THOMAS R. WILLIAMS.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



_____________________________________________________________________
________________________

2.      TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
        INDEPENDENT ACCOUNTANTS OF THE FUND.

3.      TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
        RESTATED DECLARATION OF TRUST.

4.      TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR THE     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
        FUND.

8(A).   TO MAKE THE FUND'S CURRENT FUNDAMENTAL 80%            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8(A).
        INVESTMENT POLICY NON-FUNDAMENTAL.

8(B).   TO MAKE THE FUND'S CURRENT FUNDAMENTAL 50%            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8(B).
        "PRINCIPALLY ENGAGED IN" POLICY NON-FUNDAMENTAL
        AND TO APPROVE CHANGES TO THE POLICY.




SEL-PXC-0398    cusip # 316390848/fund# 009
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
---------------------------------------------------------------------
-------------------------
FIDELITY SELECT PORTFOLIOS: HEALTH CARE PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and Ralph F. Cox, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on May 13, 1998 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1998
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 316390301/fund# 063

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
---------------------------------------------------------------------
-------------------------

1.   TO ELECT THE 12 NOMINEES SPECIFIED BELOW AS          [  ] FOR ALL           [  ]            1.
     TRUSTEES:  RALPH F. COX, PHYLLIS BURKE DAVIS,       NOMINEES LISTED         WITHHOLD
     ROBERT M. GATES, EDWARD C. JOHNSON 3D, E.           (EXCEPT AS MARKED TO    AUTHORITY TO
     BRADLEY JONES, DONALD J. KIRK, PETER S. LYNCH,      THE CONTRARY BELOW).    VOTE FOR ALL
     WILLIAM O. MCCOY, GERALD C. MCDONOUGH, MARVIN                               NOMINEES.
     L. MANN, ROBERT C. POZEN, THOMAS R. WILLIAMS.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



_____________________________________________________________________
________________________

2.      TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
        INDEPENDENT ACCOUNTANTS OF THE FUND.

3.      TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
        RESTATED DECLARATION OF TRUST.

4.      TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR THE     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
        FUND.

8(A).   TO MAKE THE FUND'S CURRENT FUNDAMENTAL 80%            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8(A).
        INVESTMENT POLICY NON-FUNDAMENTAL.

8(B).   TO MAKE THE FUND'S CURRENT FUNDAMENTAL 50%            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8(B).
        "PRINCIPALLY ENGAGED IN" POLICY NON-FUNDAMENTAL
        AND TO APPROVE CHANGES TO THE POLICY.




SEL-PXC-0398    cusip # 316390301/fund# 063
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
---------------------------------------------------------------------
-------------------------
FIDELITY SELECT PORTFOLIOS: HOME FINANCE PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and Ralph F. Cox, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on May 13, 1998 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1998
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 316390723/fund# 098

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
---------------------------------------------------------------------
-------------------------

1.   TO ELECT THE 12 NOMINEES SPECIFIED BELOW AS          [  ] FOR ALL           [  ]            1.
     TRUSTEES:  RALPH F. COX, PHYLLIS BURKE DAVIS,       NOMINEES LISTED         WITHHOLD
     ROBERT M. GATES, EDWARD C. JOHNSON 3D, E.           (EXCEPT AS MARKED TO    AUTHORITY TO
     BRADLEY JONES, DONALD J. KIRK, PETER S. LYNCH,      THE CONTRARY BELOW).    VOTE FOR ALL
     WILLIAM O. MCCOY, GERALD C. MCDONOUGH, MARVIN                               NOMINEES.
     L. MANN, ROBERT C. POZEN, THOMAS R. WILLIAMS.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



_____________________________________________________________________
________________________

2.      TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
        INDEPENDENT ACCOUNTANTS OF THE FUND.

3.      TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
        RESTATED DECLARATION OF TRUST.

4.      TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR THE     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
        FUND.

8(A).   TO MAKE THE FUND'S CURRENT FUNDAMENTAL 80%            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8(A).
        INVESTMENT POLICY NON-FUNDAMENTAL.

8(B).   TO MAKE THE FUND'S CURRENT FUNDAMENTAL 50%            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8(B).
        "PRINCIPALLY ENGAGED IN" POLICY NON-FUNDAMENTAL
        AND TO APPROVE CHANGES TO THE POLICY.

11.     TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATIONS       FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   11.
        CONCERNING DIVERSIFICATION FOR THE FUND.




SEL-PXC-0398    cusip # 316390723/fund# 098
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
---------------------------------------------------------------------
-------------------------
FIDELITY SELECT PORTFOLIOS: INDUSTRIAL EQUIPMENT PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and Ralph F. Cox, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on May 13, 1998 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1998
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 316390533/fund# 510

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
---------------------------------------------------------------------
-------------------------

1.   TO ELECT THE 12 NOMINEES SPECIFIED BELOW AS          [  ] FOR ALL           [  ]            1.
     TRUSTEES:  RALPH F. COX, PHYLLIS BURKE DAVIS,       NOMINEES LISTED         WITHHOLD
     ROBERT M. GATES, EDWARD C. JOHNSON 3D, E.           (EXCEPT AS MARKED TO    AUTHORITY TO
     BRADLEY JONES, DONALD J. KIRK, PETER S. LYNCH,      THE CONTRARY BELOW).    VOTE FOR ALL
     WILLIAM O. MCCOY, GERALD C. MCDONOUGH, MARVIN                               NOMINEES.
     L. MANN, ROBERT C. POZEN, THOMAS R. WILLIAMS.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



_____________________________________________________________________
________________________

2.      TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
        INDEPENDENT ACCOUNTANTS OF THE FUND.

3.      TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
        RESTATED DECLARATION OF TRUST.

4.      TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR THE     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
        FUND.

8(A).   TO MAKE THE FUND'S CURRENT FUNDAMENTAL 80%            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8(A).
        INVESTMENT POLICY NON-FUNDAMENTAL.

8(B).   TO MAKE THE FUND'S CURRENT FUNDAMENTAL 50%            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8(B).
        "PRINCIPALLY ENGAGED IN" POLICY NON-FUNDAMENTAL
        AND TO APPROVE CHANGES TO THE POLICY.




SEL-PXC-0398    cusip # 316390533/fund# 510
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
---------------------------------------------------------------------
-------------------------
FIDELITY SELECT PORTFOLIOS: INDUSTRIAL MATERIALS PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and Ralph F. Cox, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on May 13, 1998 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1998
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 316390590/fund# 509

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
---------------------------------------------------------------------
-------------------------

1.   TO ELECT THE 12 NOMINEES SPECIFIED BELOW AS          [  ] FOR ALL           [  ]            1.
     TRUSTEES:  RALPH F. COX, PHYLLIS BURKE DAVIS,       NOMINEES LISTED         WITHHOLD
     ROBERT M. GATES, EDWARD C. JOHNSON 3D, E.           (EXCEPT AS MARKED TO    AUTHORITY TO
     BRADLEY JONES, DONALD J. KIRK, PETER S. LYNCH,      THE CONTRARY BELOW).    VOTE FOR ALL
     WILLIAM O. MCCOY, GERALD C. MCDONOUGH, MARVIN                               NOMINEES.
     L. MANN, ROBERT C. POZEN, THOMAS R. WILLIAMS.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



_____________________________________________________________________
________________________

2.      TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
        INDEPENDENT ACCOUNTANTS OF THE FUND.

3.      TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
        RESTATED DECLARATION OF TRUST.

4.      TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR THE     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
        FUND.

8(A).   TO MAKE THE FUND'S CURRENT FUNDAMENTAL 80%            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8(A).
        INVESTMENT POLICY NON-FUNDAMENTAL.

8(B).   TO MAKE THE FUND'S CURRENT FUNDAMENTAL 50%            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8(B).
        "PRINCIPALLY ENGAGED IN" POLICY NON-FUNDAMENTAL
        AND TO APPROVE CHANGES TO THE POLICY.




SEL-PXC-0398    cusip # 316390590/fund# 509
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
---------------------------------------------------------------------
-------------------------
FIDELITY SELECT PORTFOLIOS: INSURANCE PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and Ralph F. Cox, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on May 13, 1998 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1998
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 316390541/fund# 045

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
---------------------------------------------------------------------
-------------------------

1.   TO ELECT THE 12 NOMINEES SPECIFIED BELOW AS          [  ] FOR ALL           [  ]            1.
     TRUSTEES:  RALPH F. COX, PHYLLIS BURKE DAVIS,       NOMINEES LISTED         WITHHOLD
     ROBERT M. GATES, EDWARD C. JOHNSON 3D, E.           (EXCEPT AS MARKED TO    AUTHORITY TO
     BRADLEY JONES, DONALD J. KIRK, PETER S. LYNCH,      THE CONTRARY BELOW).    VOTE FOR ALL
     WILLIAM O. MCCOY, GERALD C. MCDONOUGH, MARVIN                               NOMINEES.
     L. MANN, ROBERT C. POZEN, THOMAS R. WILLIAMS.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



_____________________________________________________________________
________________________

2.      TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
        INDEPENDENT ACCOUNTANTS OF THE FUND.

3.      TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
        RESTATED DECLARATION OF TRUST.

4.      TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR THE     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
        FUND.

8(A).   TO MAKE THE FUND'S CURRENT FUNDAMENTAL 80%            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8(A).
        INVESTMENT POLICY NON-FUNDAMENTAL.

8(B).   TO MAKE THE FUND'S CURRENT FUNDAMENTAL 50%            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8(B).
        "PRINCIPALLY ENGAGED IN" POLICY NON-FUNDAMENTAL
        AND TO APPROVE CHANGES TO THE POLICY.




SEL-PXC-0398    cusip # 316390541/fund# 045
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
---------------------------------------------------------------------
-------------------------
FIDELITY SELECT PORTFOLIOS: LEISURE PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and Ralph F. Cox, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on May 13, 1998 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1998
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 316390707/fund# 062

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
---------------------------------------------------------------------
-------------------------

1.   TO ELECT THE 12 NOMINEES SPECIFIED BELOW AS          [  ] FOR ALL           [  ]            1.
     TRUSTEES:  RALPH F. COX, PHYLLIS BURKE DAVIS,       NOMINEES LISTED         WITHHOLD
     ROBERT M. GATES, EDWARD C. JOHNSON 3D, E.           (EXCEPT AS MARKED TO    AUTHORITY TO
     BRADLEY JONES, DONALD J. KIRK, PETER S. LYNCH,      THE CONTRARY BELOW).    VOTE FOR ALL
     WILLIAM O. MCCOY, GERALD C. MCDONOUGH, MARVIN                               NOMINEES.
     L. MANN, ROBERT C. POZEN, THOMAS R. WILLIAMS.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



_____________________________________________________________________
________________________

2.      TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
        INDEPENDENT ACCOUNTANTS OF THE FUND.

3.      TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
        RESTATED DECLARATION OF TRUST.

4.      TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR THE     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
        FUND.

8(A).   TO MAKE THE FUND'S CURRENT FUNDAMENTAL 80%            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8(A).
        INVESTMENT POLICY NON-FUNDAMENTAL.

8(B).   TO MAKE THE FUND'S CURRENT FUNDAMENTAL 50%            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8(B).
        "PRINCIPALLY ENGAGED IN" POLICY NON-FUNDAMENTAL
        AND TO APPROVE CHANGES TO THE POLICY.




SEL-PXC-0398    cusip # 316390707/fund# 062
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
---------------------------------------------------------------------
-------------------------
FIDELITY SELECT PORTFOLIOS: MEDICAL DELIVERY PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and Ralph F. Cox, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on May 13, 1998 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1998
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 316390665/fund# 505

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
---------------------------------------------------------------------
-------------------------

1.   TO ELECT THE 12 NOMINEES SPECIFIED BELOW AS          [  ] FOR ALL           [  ]            1.
     TRUSTEES:  RALPH F. COX, PHYLLIS BURKE DAVIS,       NOMINEES LISTED         WITHHOLD
     ROBERT M. GATES, EDWARD C. JOHNSON 3D, E.           (EXCEPT AS MARKED TO    AUTHORITY TO
     BRADLEY JONES, DONALD J. KIRK, PETER S. LYNCH,      THE CONTRARY BELOW).    VOTE FOR ALL
     WILLIAM O. MCCOY, GERALD C. MCDONOUGH, MARVIN                               NOMINEES.
     L. MANN, ROBERT C. POZEN, THOMAS R. WILLIAMS.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



_____________________________________________________________________
________________________

2.      TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
        INDEPENDENT ACCOUNTANTS OF THE FUND.

3.      TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
        RESTATED DECLARATION OF TRUST.

4.      TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR THE     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
        FUND.

8(A).   TO MAKE THE FUND'S CURRENT FUNDAMENTAL 80%            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8(A).
        INVESTMENT POLICY NON-FUNDAMENTAL.

8(B).   TO MAKE THE FUND'S CURRENT FUNDAMENTAL 50%            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8(B).
        "PRINCIPALLY ENGAGED IN" POLICY NON-FUNDAMENTAL
        AND TO APPROVE CHANGES TO THE POLICY.




SEL-PXC-0398    cusip # 316390665/fund# 505
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
---------------------------------------------------------------------
-------------------------
FIDELITY SELECT PORTFOLIOS: MONEY MARKET PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and Ralph F. Cox, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on May 13, 1998 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1998
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 316390814/fund# 085

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
---------------------------------------------------------------------
-------------------------

1.   TO ELECT THE 12 NOMINEES SPECIFIED BELOW AS          [  ] FOR ALL           [  ]            1.
     TRUSTEES:  RALPH F. COX, PHYLLIS BURKE DAVIS,       NOMINEES LISTED         WITHHOLD
     ROBERT M. GATES, EDWARD C. JOHNSON 3D, E.           (EXCEPT AS MARKED TO    AUTHORITY TO
     BRADLEY JONES, DONALD J. KIRK, PETER S. LYNCH,      THE CONTRARY BELOW).    VOTE FOR ALL
     WILLIAM O. MCCOY, GERALD C. MCDONOUGH, MARVIN                               NOMINEES.
     L. MANN, ROBERT C. POZEN, THOMAS R. WILLIAMS.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



_____________________________________________________________________
________________________

2.      TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
        INDEPENDENT ACCOUNTANTS OF THE FUND.

3.      TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
        RESTATED DECLARATION OF TRUST.

5.      TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR THE     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.
        FUND.

8(A).   TO MAKE THE FUND'S CURRENT FUNDAMENTAL 80%            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8(A).
        INVESTMENT POLICY NON-FUNDAMENTAL.

11.     TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION        FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   11.
        CONCERNING DIVERSIFICATION FOR THE FUND.




SEL-PXC-0398    cusip # 316390814/fund# 085
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
---------------------------------------------------------------------
-------------------------
FIDELITY SELECT PORTFOLIOS: MULTIMEDIA PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and Ralph F. Cox, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on May 13, 1998 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1998
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 316390681/fund# 503

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
---------------------------------------------------------------------
-------------------------

1.   TO ELECT THE 12 NOMINEES SPECIFIED BELOW AS          [  ] FOR ALL           [  ]            1.
     TRUSTEES:  RALPH F. COX, PHYLLIS BURKE DAVIS,       NOMINEES LISTED         WITHHOLD
     ROBERT M. GATES, EDWARD C. JOHNSON 3D, E.           (EXCEPT AS MARKED TO    AUTHORITY TO
     BRADLEY JONES, DONALD J. KIRK, PETER S. LYNCH,      THE CONTRARY BELOW).    VOTE FOR ALL
     WILLIAM O. MCCOY, GERALD C. MCDONOUGH, MARVIN                               NOMINEES.
     L. MANN, ROBERT C. POZEN, THOMAS R. WILLIAMS.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



_____________________________________________________________________
________________________

2.      TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
        INDEPENDENT ACCOUNTANTS OF THE FUND.

3.      TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
        RESTATED DECLARATION OF TRUST.

4.      TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR THE     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
        FUND.

8(A).   TO MAKE THE FUND'S CURRENT FUNDAMENTAL 80%            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8(A).
        INVESTMENT POLICY NON-FUNDAMENTAL.

8(B).   TO MAKE THE FUND'S CURRENT FUNDAMENTAL 50%            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8(B).
        "PRINCIPALLY ENGAGED IN" POLICY NON-FUNDAMENTAL
        AND TO APPROVE CHANGES TO THE POLICY.




SEL-PXC-0398    cusip # 316390681/fund# 503
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
---------------------------------------------------------------------
-------------------------
FIDELITY SELECT PORTFOLIOS: NATURAL GAS PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and Ralph F. Cox, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on May 13, 1998 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1998
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 316390525/fund# 513

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
---------------------------------------------------------------------
-------------------------

1.   TO ELECT THE 12 NOMINEES SPECIFIED BELOW AS          [  ] FOR ALL           [  ]            1.
     TRUSTEES:  RALPH F. COX, PHYLLIS BURKE DAVIS,       NOMINEES LISTED         WITHHOLD
     ROBERT M. GATES, EDWARD C. JOHNSON 3D, E.           (EXCEPT AS MARKED TO    AUTHORITY TO
     BRADLEY JONES, DONALD J. KIRK, PETER S. LYNCH,      THE CONTRARY BELOW).    VOTE FOR ALL
     WILLIAM O. MCCOY, GERALD C. MCDONOUGH, MARVIN                               NOMINEES.
     L. MANN, ROBERT C. POZEN, THOMAS R. WILLIAMS.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



_____________________________________________________________________
________________________

2.      TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
        INDEPENDENT ACCOUNTANTS OF THE FUND.

3.      TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
        RESTATED DECLARATION OF TRUST.

4.      TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR THE     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
        FUND.

8(A).   TO MAKE THE FUND'S CURRENT FUNDAMENTAL 80%            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8(A).
        INVESTMENT POLICY NON-FUNDAMENTAL.

8(B).   TO MAKE THE FUND'S CURRENT FUNDAMENTAL 50%            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8(B).
        "PRINCIPALLY ENGAGED IN" POLICY NON-FUNDAMENTAL
        AND TO APPROVE CHANGES TO THE POLICY.




SEL-PXC-0398    cusip # 316390525/fund# 513
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
---------------------------------------------------------------------
-------------------------
FIDELITY SELECT PORTFOLIOS: NATURAL RESOURCES PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and Ralph F. Cox, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on May 13, 1998 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1998
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 316390491/fund# 514

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
---------------------------------------------------------------------
-------------------------

1.   TO ELECT THE 12 NOMINEES SPECIFIED BELOW AS          [  ] FOR ALL           [  ]            1.
     TRUSTEES:  RALPH F. COX, PHYLLIS BURKE DAVIS,       NOMINEES LISTED         WITHHOLD
     ROBERT M. GATES, EDWARD C. JOHNSON 3D, E.           (EXCEPT AS MARKED TO    AUTHORITY TO
     BRADLEY JONES, DONALD J. KIRK, PETER S. LYNCH,      THE CONTRARY BELOW).    VOTE FOR ALL
     WILLIAM O. MCCOY, GERALD C. MCDONOUGH, MARVIN                               NOMINEES.
     L. MANN, ROBERT C. POZEN, THOMAS R. WILLIAMS.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



_____________________________________________________________________
________________________

2.    TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      INDEPENDENT ACCOUNTANTS OF THE FUND.

3.    TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      RESTATED DECLARATION OF TRUST.




SEL-PXC-0398    cusip # 316390491/fund# 514
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
---------------------------------------------------------------------
-------------------------
FIDELITY SELECT PORTFOLIOS: PAPER AND FOREST PRODUCTS PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and Ralph F. Cox, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on May 13, 1998 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1998
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 316390657/fund# 506

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
---------------------------------------------------------------------
-------------------------

1.   TO ELECT THE 12 NOMINEES SPECIFIED BELOW AS          [  ] FOR ALL           [  ]            1.
     TRUSTEES:  RALPH F. COX, PHYLLIS BURKE DAVIS,       NOMINEES LISTED         WITHHOLD
     ROBERT M. GATES, EDWARD C. JOHNSON 3D, E.           (EXCEPT AS MARKED TO    AUTHORITY TO
     BRADLEY JONES, DONALD J. KIRK, PETER S. LYNCH,      THE CONTRARY BELOW).    VOTE FOR ALL
     WILLIAM O. MCCOY, GERALD C. MCDONOUGH, MARVIN                               NOMINEES.
     L. MANN, ROBERT C. POZEN, THOMAS R. WILLIAMS.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



_____________________________________________________________________
________________________

2.      TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
        INDEPENDENT ACCOUNTANTS OF THE FUND.

3.      TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
        RESTATED DECLARATION OF TRUST.

4.      TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR THE     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
        FUND.

8(A).   TO MAKE THE FUND'S CURRENT FUNDAMENTAL 80%            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8(A).
        INVESTMENT POLICY NON-FUNDAMENTAL.

8(B).   TO MAKE THE FUND'S CURRENT FUNDAMENTAL 50%            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8(B).
        "PRINCIPALLY ENGAGED IN" POLICY NON-FUNDAMENTAL
        AND TO APPROVE CHANGES TO THE POLICY.




SEL-PXC-0398    cusip # 316390657/fund# 506
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
---------------------------------------------------------------------
-------------------------
FIDELITY SELECT PORTFOLIOS: PRECIOUS METALS AND MINERALS PORTFOLIO PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and Ralph F. Cox, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on May 13, 1998 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1998
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 316390400/fund# 061

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
---------------------------------------------------------------------
-------------------------

1.   TO ELECT THE 12 NOMINEES SPECIFIED BELOW AS          [  ] FOR ALL           [  ]            1.
     TRUSTEES:  RALPH F. COX, PHYLLIS BURKE DAVIS,       NOMINEES LISTED         WITHHOLD
     ROBERT M. GATES, EDWARD C. JOHNSON 3D, E.           (EXCEPT AS MARKED TO    AUTHORITY TO
     BRADLEY JONES, DONALD J. KIRK, PETER S. LYNCH,      THE CONTRARY BELOW).    VOTE FOR ALL
     WILLIAM O. MCCOY, GERALD C. MCDONOUGH, MARVIN                               NOMINEES.
     L. MANN, ROBERT C. POZEN, THOMAS R. WILLIAMS.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



_____________________________________________________________________
________________________

2.      TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
        INDEPENDENT ACCOUNTANTS OF THE FUND.

3.      TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
        RESTATED DECLARATION OF TRUST.

4.      TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR THE     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
        FUND.

8(A).   TO MAKE THE FUND'S CURRENT FUNDAMENTAL 80%            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8(A).
        INVESTMENT POLICY NON-FUNDAMENTAL.

8(B).   TO MAKE THE FUND'S CURRENT FUNDAMENTAL 50%            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8(B).
        "PRINCIPALLY ENGAGED IN" POLICY NON-FUNDAMENTAL
        AND TO APPROVE CHANGES TO THE POLICY.




SEL-PXC-0398    cusip # 316390400/fund# 061
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
---------------------------------------------------------------------
-------------------------
FIDELITY SELECT PORTFOLIOS: REGIONAL BANKS PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and Ralph F. Cox, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on May 13, 1998 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1998
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 316390640/fund# 507

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
---------------------------------------------------------------------
-------------------------

1.   TO ELECT THE 12 NOMINEES SPECIFIED BELOW AS          [  ] FOR ALL           [  ]            1.
     TRUSTEES:  RALPH F. COX, PHYLLIS BURKE DAVIS,       NOMINEES LISTED         WITHHOLD
     ROBERT M. GATES, EDWARD C. JOHNSON 3D, E.           (EXCEPT AS MARKED TO    AUTHORITY TO
     BRADLEY JONES, DONALD J. KIRK, PETER S. LYNCH,      THE CONTRARY BELOW).    VOTE FOR ALL
     WILLIAM O. MCCOY, GERALD C. MCDONOUGH, MARVIN                               NOMINEES.
     L. MANN, ROBERT C. POZEN, THOMAS R. WILLIAMS.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



_____________________________________________________________________
________________________

2.      TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
        INDEPENDENT ACCOUNTANTS OF THE FUND.

3.      TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
        RESTATED DECLARATION OF TRUST.

4.      TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR THE     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
        FUND.

8(A).   TO MAKE THE FUND'S CURRENT FUNDAMENTAL 80%            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8(A).
        INVESTMENT POLICY NON-FUNDAMENTAL.

8(B).   TO MAKE THE FUND'S CURRENT FUNDAMENTAL 50%            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8(B).
        "PRINCIPALLY ENGAGED IN" POLICY NON-FUNDAMENTAL
        AND TO APPROVE CHANGES TO THE POLICY.

11.     TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATIONS       FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   11.
        CONCERNING DIVERSIFICATION FOR THE FUND.




SEL-PXC-0398    cusip # 316390640/fund# 507
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
---------------------------------------------------------------------
-------------------------
FIDELITY SELECT PORTFOLIOS: RETAILING PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and Ralph F. Cox, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on May 13, 1998 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1998
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 316390731/fund# 046

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
---------------------------------------------------------------------
-------------------------

1.   TO ELECT THE 12 NOMINEES SPECIFIED BELOW AS          [  ] FOR ALL           [  ]            1.
     TRUSTEES:  RALPH F. COX, PHYLLIS BURKE DAVIS,       NOMINEES LISTED         WITHHOLD
     ROBERT M. GATES, EDWARD C. JOHNSON 3D, E.           (EXCEPT AS MARKED TO    AUTHORITY TO
     BRADLEY JONES, DONALD J. KIRK, PETER S. LYNCH,      THE CONTRARY BELOW).    VOTE FOR ALL
     WILLIAM O. MCCOY, GERALD C. MCDONOUGH, MARVIN                               NOMINEES.
     L. MANN, ROBERT C. POZEN, THOMAS R. WILLIAMS.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



_____________________________________________________________________
________________________

2.      TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
        INDEPENDENT ACCOUNTANTS OF THE FUND.

3.      TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
        RESTATED DECLARATION OF TRUST.

4.      TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR THE     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
        FUND.

8(A).   TO MAKE THE FUND'S CURRENT FUNDAMENTAL 80%            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8(A).
        INVESTMENT POLICY NON-FUNDAMENTAL.

8(B).   TO MAKE THE FUND'S CURRENT FUNDAMENTAL 50%            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8(B).
        "PRINCIPALLY ENGAGED IN" POLICY NON-FUNDAMENTAL
        AND TO APPROVE CHANGES TO THE POLICY.




SEL-PXC-0398    cusip # 316390731/fund# 046
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
---------------------------------------------------------------------
-------------------------
FIDELITY SELECT PORTFOLIOS: SOFTWARE AND COMPUTER SERVICES PORTFOLIO PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and Ralph F. Cox, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on May 13, 1998 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1998
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 316390822/fund# 028

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
---------------------------------------------------------------------
-------------------------

1.   TO ELECT THE 12 NOMINEES SPECIFIED BELOW AS          [  ] FOR ALL           [  ]            1.
     TRUSTEES:  RALPH F. COX, PHYLLIS BURKE DAVIS,       NOMINEES LISTED         WITHHOLD
     ROBERT M. GATES, EDWARD C. JOHNSON 3D, E.           (EXCEPT AS MARKED TO    AUTHORITY TO
     BRADLEY JONES, DONALD J. KIRK, PETER S. LYNCH,      THE CONTRARY BELOW).    VOTE FOR ALL
     WILLIAM O. MCCOY, GERALD C. MCDONOUGH, MARVIN                               NOMINEES.
     L. MANN, ROBERT C. POZEN, THOMAS R. WILLIAMS.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



_____________________________________________________________________
________________________

2.      TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
        INDEPENDENT ACCOUNTANTS OF THE FUND.

3.      TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
        RESTATED DECLARATION OF TRUST.

4.      TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR THE     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
        FUND.

8(A).   TO MAKE THE FUND'S CURRENT FUNDAMENTAL 80%            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8(A).
        INVESTMENT POLICY NON-FUNDAMENTAL.

8(B).   TO MAKE THE FUND'S CURRENT FUNDAMENTAL 50%            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8(B).
        "PRINCIPALLY ENGAGED IN" POLICY NON-FUNDAMENTAL
        AND TO APPROVE CHANGES TO THE POLICY.




SEL-PXC-0398    cusip # 316390822/fund# 028
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
---------------------------------------------------------------------
-------------------------
FIDELITY SELECT PORTFOLIOS: TECHNOLOGY PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and Ralph F. Cox, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on May 13, 1998 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1998
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 316390202/fund# 064

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
---------------------------------------------------------------------
-------------------------

1.   TO ELECT THE 12 NOMINEES SPECIFIED BELOW AS          [  ] FOR ALL           [  ]            1.
     TRUSTEES:  RALPH F. COX, PHYLLIS BURKE DAVIS,       NOMINEES LISTED         WITHHOLD
     ROBERT M. GATES, EDWARD C. JOHNSON 3D, E.           (EXCEPT AS MARKED TO    AUTHORITY TO
     BRADLEY JONES, DONALD J. KIRK, PETER S. LYNCH,      THE CONTRARY BELOW).    VOTE FOR ALL
     WILLIAM O. MCCOY, GERALD C. MCDONOUGH, MARVIN                               NOMINEES.
     L. MANN, ROBERT C. POZEN, THOMAS R. WILLIAMS.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



_____________________________________________________________________
________________________

2.      TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
        INDEPENDENT ACCOUNTANTS OF THE FUND.

3.      TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
        RESTATED DECLARATION OF TRUST.

4.      TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR THE     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
        FUND.

8(A).   TO MAKE THE FUND'S CURRENT FUNDAMENTAL 80%            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8(A).
        INVESTMENT POLICY NON-FUNDAMENTAL.

8(B).   TO MAKE THE FUND'S CURRENT FUNDAMENTAL 50%            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8(B).
        "PRINCIPALLY ENGAGED IN"POLICY NON-FUNDAMENTAL AND
        TO APPROVE CHANGES TO THE POLICY.




SEL-PXC-0398    cusip # 316390202/fund# 064
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
---------------------------------------------------------------------
-------------------------
FIDELITY SELECT PORTFOLIOS: TELECOMMUNICATIONS PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and Ralph F. Cox, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on May 13, 1998 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1998
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 316390830/fund# 096

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
---------------------------------------------------------------------
-------------------------

1.   TO ELECT THE 12 NOMINEES SPECIFIED BELOW AS          [  ] FOR ALL           [  ]            1.
     TRUSTEES:  RALPH F. COX, PHYLLIS BURKE DAVIS,       NOMINEES LISTED         WITHHOLD
     ROBERT M. GATES, EDWARD C. JOHNSON 3D, E.           (EXCEPT AS MARKED TO    AUTHORITY TO
     BRADLEY JONES, DONALD J. KIRK, PETER S. LYNCH,      THE CONTRARY BELOW).    VOTE FOR ALL
     WILLIAM O. MCCOY, GERALD C. MCDONOUGH, MARVIN                               NOMINEES.
     L. MANN, ROBERT C. POZEN, THOMAS R. WILLIAMS.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



_____________________________________________________________________
________________________

2.      TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
        INDEPENDENT ACCOUNTANTS OF THE FUND.

3.      TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
        RESTATED DECLARATION OF TRUST.

4.      TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR THE     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
        FUND.

8(A).   TO MAKE THE FUND'S CURRENT FUNDAMENTAL 80%            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8(A).
        INVESTMENT POLICY NON-FUNDAMENTAL.

8(B).   TO MAKE THE FUND'S CURRENT FUNDAMENTAL 50%            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8(B).
        "PRINCIPALLY ENGAGED IN" POLICY NON-FUNDAMENTAL
        AND TO APPROVE CHANGES TO THE POLICY.




SEL-PXC-0398    cusip # 316390830/fund# 096
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
---------------------------------------------------------------------
-------------------------
FIDELITY SELECT PORTFOLIOS: TRANSPORTATION PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and Ralph F. Cox, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on May 13, 1998 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1998
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 316390582/fund# 512

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
---------------------------------------------------------------------
-------------------------

1.   TO ELECT THE 12 NOMINEES SPECIFIED BELOW AS          [  ] FOR ALL           [  ]            1.
     TRUSTEES:  RALPH F. COX, PHYLLIS BURKE DAVIS,       NOMINEES LISTED         WITHHOLD
     ROBERT M. GATES, EDWARD C. JOHNSON 3D, E.           (EXCEPT AS MARKED TO    AUTHORITY TO
     BRADLEY JONES, DONALD J. KIRK, PETER S. LYNCH,      THE CONTRARY BELOW).    VOTE FOR ALL
     WILLIAM O. MCCOY, GERALD C. MCDONOUGH, MARVIN                               NOMINEES.
     L. MANN, ROBERT C. POZEN, THOMAS R. WILLIAMS.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



_____________________________________________________________________
________________________

2.      TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
        INDEPENDENT ACCOUNTANTS OF THE FUND.

3.      TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
        RESTATED DECLARATION OF TRUST.

4.      TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR THE     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
        FUND.

8(A).   TO MAKE THE FUND'S CURRENT FUNDAMENTAL 80%            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8(A).
        INVESTMENT POLICY NON-FUNDAMENTAL.

8(B).   TO MAKE THE FUND'S CURRENT FUNDAMENTAL 50%            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8(B).
        "PRINCIPALLY ENGAGED IN" POLICY NON-FUNDAMENTAL
        AND TO APPROVE CHANGES TO THE POLICY.




SEL-PXC-0398    cusip # 316390582/fund# 512
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
---------------------------------------------------------------------
-------------------------
FIDELITY SELECT PORTFOLIOS: UTILITIES GROWTH PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and Ralph F. Cox, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Select Portfolios which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on May 13, 1998 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1998
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 316390509/fund# 065

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
---------------------------------------------------------------------
-------------------------

1.   TO ELECT THE 12 NOMINEES SPECIFIED BELOW AS          [  ] FOR ALL           [  ]            1.
     TRUSTEES:  RALPH F. COX, PHYLLIS BURKE DAVIS,       NOMINEES LISTED         WITHHOLD
     ROBERT M. GATES, EDWARD C. JOHNSON 3D, E.           (EXCEPT AS MARKED TO    AUTHORITY TO
     BRADLEY JONES, DONALD J. KIRK, PETER S. LYNCH,      THE CONTRARY BELOW).    VOTE FOR ALL
     WILLIAM O. MCCOY, GERALD C. MCDONOUGH, MARVIN                               NOMINEES.
     L. MANN, ROBERT C. POZEN, THOMAS R. WILLIAMS.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



_____________________________________________________________________
________________________

2.      TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
        INDEPENDENT ACCOUNTANTS OF THE FUND.

3.      TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
        RESTATED DECLARATION OF TRUST.

4.      TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR THE     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
        FUND.

8(A).   TO MAKE THE FUND'S CURRENT FUNDAMENTAL 80%            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8(A).
        INVESTMENT POLICY NON-FUNDAMENTAL.

8(B).   TO MAKE THE FUND'S CURRENT FUNDAMENTAL 50%            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8(B).
        "PRINCIPALLY ENGAGED IN" POLICY NON-FUNDAMENTAL
        AND TO APPROVE CHANGES TO THE POLICY.




SEL-PXC-0398    cusip # 316390509/fund# 065
IMPORTANT PROXY MATERIALS
PLEASE CAST YOUR VOTE NOW!
FIDELITY SELECT PORTFOLIOS(registered trademark)
Dear Shareholder:
I am writing to let you know that a special meeting of Fidelity Select Portfolio shareholders will be held in May. The purpose of the meeting is to vote on several important proposals that affect the funds and your investment in them. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your fund(s). This package contains information about the proposals and the materials to use when voting by mail.
Please read the enclosed materials and cast your vote on the proxy card(s). PLEASE VOTE AND RETURN YOUR CARD(S) PROMPTLY. YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
All of the proposals have been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interest of shareholders. They recommend that you vote for each proposal.
The following Q&A is provided to assist you in understanding the proposals. Each of the proposals is described in greater detail in the enclosed proxy statement.
VOTING BY MAIL IS QUICK AND EASY.  EVERYTHING YOU NEED IS ENCLOSED.
To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing it in the postage-paid envelope.
If you have any questions before you vote, please call us at 1-800-544-8888. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative. Sincerely,
Edward C. Johnson 3d
Chairman and Chief Executive Officer

Q&A
IMPORTANT INFORMATION TO
HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS.
PLEASE READ THE FULL TEXT OF THE ENCLOSED PROXY STATEMENT. BELOW IS A BRIEF OVERVIEW OF ALL OF THE PROPOSALS FOUND IN THE PROXY STATEMENT THAT ARE TO BE VOTED ON AT THE SPECIAL MEETING OF SHAREHOLDERS. IF YOU HAVE ANY QUESTIONS REGARDING THE PROPOSALS, PLEASE CALL US AT 800-544-8888. WE APPRECIATE YOU PLACING YOUR TRUST IN FIDELITY AND LOOK FORWARD TO HELPING YOU ACHIEVE YOUR FINANCIAL GOALS.
THE PROXY STATEMENT SAYS THAT THE BOARD OF TRUSTEES HAS APPROVED THESE PROPOSALS. WHAT ROLE DOES THE BOARD PLAY? (PROPOSAL 1)
The Trustees oversee the investment policies of the fund. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders, including approving policy changes such as those proposed for your fund(s). In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the funds.
WHAT IS THE ROLE OF THE INDEPENDENT ACCOUNTANTS? (PROPOSAL 2)
The independent accountants examine annual financial statements for the funds and provide other audit and tax-related services. They also sign or certify any financial statements of the fundS that are required by law to be independently certified and filed with the Securities and Exchange Commission (SEC).
WHY ARE THE FUNDS PROPOSING TO ADOPT AN AMENDED AND RESTATED DECLARATION OF TRUST? (PROPOSAL 3)
The new Declaration of Trust is a more modern form of trust instrument for a Massachusetts business trust. It gives the Trustees more flexibility, and, subject to the applicable requirements of federal and state law, broader authority to act. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions. Adoption of the new Declaration of Trust will not alter the Trustees' existing fiduciary obligations to act in the best interests of the funds' shareholders. Before utilizing any new flexibility that the new Declaration of Trust may afford, the Trustees must first consider the shareholders' interests and act in accordance with such interests. The new Declaration of Trust amends the current Declaration of Trust in a number of significant ways. Please review the proxy statement for specific details.
WHY ARE THE EQUITY FUNDS (EXCEPT CYCLICAL INDUSTRIES PORTFOLIO, NATURAL RESOURCES PORTFOLIO, AND BUSINESS SERVICES AND OUTSOURCING PORTFOLIO) AND THE MONEY MARKET FUND PROPOSING TO ADOPT AMENDED MANAGEMENT CONTRACTS? (PROPOSALS 4 AND 5)
The amended management contracts principally modify the current contracts to provide for lower management fees to be paid to Fidelity Management & Research Company (FMR) when FMR's assets under management exceed certain levels. The amended management contracts will result in management fees that are the same as or lower than the fees payable under the present contracts. Please refer to the Proxy Statement for specific details of the amended management contracts.
WHAT IS A SUB-ADVISORY AGREEMENT, AND HOW DOES IT AFFECT AMERICAN GOLD PORTFOLIO? (PROPOSALS 6 AND 7)
The sub-advisory agreements would allow FMR to receive investment advice and research services from FMR U.K. and FMR Far East. FMR U.K., with its principal office in London, England, and FMR Far East, with its principal office in Tokyo, Japan are wholly owned subsidiaries of FMR. The agreements would also permit FMR to grant FMR U.K. and/or FMR Far East investment management authority if FMR believes it would be beneficial to the fund and its shareholders.
The sub-advisory agreements would allow FMR increased access to more specialized investment expertise in foreign markets. The proposed agreements would not increase the fees paid to FMR by the fund.
WHAT IS THE BENEFIT OF MAKING THE FUNDAMENTAL 80% INVESTMENT POLICY FOR MONEY MARKET PORTFOLIO AND EACH OF THE EQUITY FUNDS (EXCEPT AMERICAN GOLD PORTFOLIO, CYCLICAL INDUSTRIES PORTFOLIO, NATURAL RESOURCES PORTFOLIO, AND BUSINESS SERVICES AND OUTSOURCING PORTFOLIO) NON-FUNDAMENTAL? (PROPOSAL 8A)
With certain exceptions, each of the equity funds currently has a fundamental policy (cannot be changed without shareholder approval) that requires it to normally invest at least 80%, and in no event less than 25%, of its assets in securities of companies "principally engaged in" the business activities identified for that fund.
The SEC has recently proposed a new rule governing the use of mutual fund names (Name Test Rule), which, upon its adoption, may affect the fundamental policies described above. The Trustees propose that each fund's existing 80% fundamental policy be made non-fundamental (future changes to the policies would only require approval by the Board of Trustees, not shareholders). Thus, when the SEC adopts a definitive Name Test Rule, the Trustees will have the flexibility to modify the fund's policies to conform to the new rule without the delay and expense of a shareholder meeting. Other than making the funds' 80% policies non-fundamental, the Trustees do not propose to otherwise modify these policies.
The Trustees anticipate that approval of the proposal will have no material impact on the funds or their operations.
WHAT IS THE BENEFIT OF MAKING THE FUNDAMENTAL 80% INVESTMENT POLICY FOR AMERICAN GOLD PORTFOLIO NON-FUNDAMENTAL AND CHANGING THE POLICY? (PROPOSAL 9A)
The fund's current fundamental 80% policy states: "Normally at least 80% of the fund's assets will be invested in securities of North, Central, and South American companies engaged in gold-related activities, and in gold bullion or coins." The Board of Trustees recommends that the shareholders of the fund approve making this fundamental 80% policy non-fundamental. If shareholders approve the proposal, the Trustees intend to modify the fund's 80% policy to no longer include the words "North, Central, and South American," thereby allowing the fund greater flexibility to invest globally rather than focusing on issuers located in the Americas. THIS SHIFT TO A GLOBAL STRATEGY WILL ALLOW THE FUND TO GREATER DIVERSIFY ITS INVESTMENTS. WHAT IS THE BENEFIT OF MAKING THE FUNDAMENTAL 50% "PRINCIPALLY ENGAGED IN" POLICY FOR EACH OF THE EQUITY FUNDS (EXCEPT CYCLICAL INDUSTRIES PORTFOLIO, NATURAL RESOURCES PORTFOLIO, AND BUSINESS SERVICES AND OUTSOURCING PORTFOLIO) NON-FUNDAMENTAL AND CHANGING THE POLICY? (PROPOSALS 8B AND 9B)
Under the existing fundamental policy, a company is considered to be "principally engaged in" a particular business activity if at least 50% of its assets, gross income or net profits are committed to, or derived from, that activity. Under the proposed non-fundamental policy, a company is considered to be "principally engaged in" a business activity if (i) at least 50% of its assets, income, sales or profits are committed to, or derived from the business activity or;
(ii) a third party has given the company an industry or sector classification consistent with the designated business activity. Approval of the proposal will give the Trustees the flexibility to conform each fund's existing 50% "principally engaged in" policy to the requirements of the definitive SEC Name Test Rule without the costs and delays associated with a shareholder meeting. In addition, by adding the second test and allowing a fund to use a variety of third party sources for making "principally engaged in" determinations, the proposed policy will allow the fund greater access to companies commonly considered to be in industries consistent with the fund's designated business activities.
WHY ARE BROKERAGE AND INVESTMENT MANAGEMENT PORTFOLIO AND FINANCIAL SERVICES PORTFOLIO PROPOSING TO MAKE THE FUNDAMENTAL 15% PRINCIPALLY ENGAGED POLICY NON-FUNDAMENTAL? (PROPOSAL 10)
Currently, both funds have a fundamental policy stating that an issuer that derives more than 15% of revenues or profits from brokerage or investment activities is considered to be "principally engaged in" the business activities identified for those funds. When the SEC adopts the definitive version of the Name Test Rule, each fund may have to modify this policy to comply with the adopted rule.
The Trustees propose that each fund's policy be made non-fundamental in advance of the final rule's adoption. Thus, when the SEC adopts a definitive Name Test Rule, the Trustees will have the flexibility to modify the policies to comply with the rule without the delay and expense of a shareholder meeting.
WHAT IS THE BENEFIT OF AMENDING THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION FOR FINANCIAL SERVICES PORTFOLIO, HOME FINANCE PORTFOLIO, REGIONAL BANKS PORTFOLIO, AND MONEY MARKET PORTFOLIO? (PROPOSAL 11)
This proposal would permit the funds, subject to the requirements of the Investment Company Act of 1940, to invest without limit in the securities of other investment companies. As a result of an exemption granted by the SEC, the funds may invest up to 25% of its total assets in non-publicly offered money market and short-term bond funds (the Central Funds) managed by FMR or an affiliate of FMR. FMR anticipates that the Central Funds will benefit each fund by enhancing the efficiency of cash management and by providing increased short-term investment opportunities.
In addition, for Financial Services Portfolio, Home Finance Portfolio, and Regional Banks Portfolio, the amended fundamental investment limitation concerning diversification would allow each fund, with respect to 25% of its total assets, to hold more than 10% of the voting securities of any issuer. FMR does not currently expect that approval of this proposal will materially affect the way in which each fund is managed with regard to a fund's holding more than 10% of the voting securities of an issuer.
HAS THE FUNDS' BOARD OF TRUSTEES APPROVED THE PROPOSALS?
Yes. The Board of Trustees of the funds has unanimously approved all of the proposals and recommends that you vote to approve each one.
HOW MANY VOTES AM I ENTITLED TO CAST?
As a shareholder, you are entitled to one vote for each dollar of net asset value you own of a fund on the record date. The record date is March 16, 1998.
HOW DO I VOTE MY SHARES?
You can vote your shares by completing and signing the proxy card, and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call us at 800-544-8888.
HOW DO I SIGN THE PROXY CARD?
INDIVIDUAL ACCOUNTS Shareholders should sign exactly as their names appear on the account registration shown on the proxy card.
JOINT ACCOUNTS Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration. ALL OTHER ACCOUNTS The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."